Exhibit 99.6

2019-20

Government Estimates

General Revenue Fund

2019-20

Government Estimates

General Revenue Fund

Presented by the Honourable Travis Toews

President of Treasury Board and Minister of Finance

in the Legislative Assembly of Alberta

October 24, 2019

ISBN 978-1-4601-4585-2 (Print)

ISBN 978-1-4601-4586-9 (Online)

ISSN 2562-9166 (Print)

ISSN 2562-9174 (Online)

TABLE OF CONTENTS

INTRODUCTION AND SUMMARY TABLES

Preface	i

Schedule of Amounts to be Voted	1

Total Government Estimates by Type of Vote	4

Reconciliation of Supply Vote Amounts to the Consolidated Fiscal Plan	5

Voted Amounts by Department	8

Statutory Amounts by Department	12

Non-Cash Amounts by Department	13

Entity Statutory Amounts by Ministry	16

DETAILS OF 2019-20 GOVERNMENT ESTIMATES BY DEPARTMENT

Advanced Education	20

Agriculture and Forestry	30

Children’s Services	40

Community and Social Services	46

Culture, Multiculturalism and Status of Women	55

Economic Development, Trade and Tourism	65

Education	73

Energy	81

Environment and Parks	89

Executive Council	102

Health	108

Indigenous Relations	122

Infrastructure	130

Justice and Solicitor General	140

Labour and Immigration	152

Municipal Affairs	161

Seniors and Housing	171

Service Alberta	177

Transportation	186

Treasury Board and Finance	197

PREFACE

The 2019-20 Government Estimates reports the requirements for public monies from the General Revenue Fund to fund the operations of the Government of Alberta for the year commencing April 1, 2019. Together with the 2019-20 Offices of the Legislative Assembly Estimates, the estimates identify the total requirements for public monies from the General Revenue Fund for the year.

This Preface provides a summary of the information presented, an overview of the appropriations process, a summary of major changes in organization and financial reporting policy, and definitions of supply votes and selected terms.

The Schedule of Amounts to be Voted illustrates how the supply votes will be presented in the schedule to the Appropriation Act, 2019 to be tabled in the Legislative Assembly.

Summaries of the Government Estimates are provided in the following tables:

◾	Total Government Estimates by Type of Vote;
◾	Voted Amounts by Department;
◾	Statutory Amounts by Department;
◾	Non-cash Amounts by Department;
◾	Entity Statutory Amounts by Ministry; and
◾	Reconciliation of Supply Votes to the Consolidated Government Estimate.

The Details of 2019-20 Government Estimates presents information on amounts for each department to be drawn from the General Revenue Fund as required by section 24 of the Financial Administration Act. The details include the following information, as applicable:

◾	Amounts to be Voted;
◾	Description of Supply Vote Elements (NEW);
◾	Expense Vote by Program;
◾	Capital Investment Vote by Program;
◾	Financial Transactions Vote by Program;
◾	Voted Amounts Funded by Credit or Recovery; and
◾	Amounts Not Required to be Voted.

In addition to the information specifically required by the Financial Administration Act, the details presented include supplementary financial information showing the relation between each ministry’s supply vote amounts and the consolidated fiscal plan:

◾	Reconciliations of Supply Votes to the Consolidated Government Estimate by program and by type of Fiscal Plan spending category; and
◾	Statement of Operations, Change in Capital Assets, and Change in Inventory Assets, as appropriate, for the ministry.

Appropriations from the General Revenue Fund

In Alberta, the supply process is governed by the conventions and legal requirements of the Canadian Constitution, Alberta’s Financial Administration Act, and the Standing Orders of the Legislative Assembly of Alberta.

When the 2019-20 Government Estimates is tabled in the Legislative Assembly, the government makes a motion to refer the report to Legislative Policy Committees’ for consideration. After the Legislative Policy Committees’ discussions, the Committee of Supply will pass a resolution affirming certain estimate amounts as allocated to each supply vote. Finally, the supply votes as approved by the resolutions of Committee of Supply will be drafted into the Appropriation Act, 2019 Bill and introduced to the Legislative Assembly. Once this bill is enacted by royal assent, the government will have the authority to draw cash from the General Revenue Fund up to the limits of the supply votes set out in the Act.

The 2019-20 Government Estimates details the estimated amounts required by each department for the coming year. Each department’s estimate amounts are divided into:

◾	those that require authority to draw cash from the General Revenue Fund under a supply vote pursuant to an appropriation act; and

i	PREFACE

◾	those that do not require a supply vote either because the amounts already have disbursement authority under a statute other than an appropriation act, or because no cash disbursement is required.

Non-cash amounts do not require a supply vote, an appropriation act or any other statutory authority because these amounts do not require any expenditure or payment of public money. Most non-cash amounts are for expenses related to cash disbursed under a supply vote in a previous fiscal year. For example, amortization expense is related to the cash disbursements authorized under a capital investment vote when the capital asset was built or acquired. Other non-cash amounts are for transactions that will not require cash, such as the year-over-year changes in vacation benefit liabilities.

Budget Presentation and Government Organization Methodology

Budget 2019 documents present the fully consolidated financial reporting entity of the Alberta Government including all entities financially controlled by the Province under Public Sector Accounting Board (PSAB) standards and guidance. These 2019-20 Government Estimates reflect the Province’s budget presentation methodology and the organization of government ministries as of October 24, 2019.

Budget 2019 introduces a number of changes to the presentation of the estimates and budget documents. The largest change is the streamlining of the estimates document itself to focus on the specific legislative requirements set out in section 24 of the Financial Administration Act. Supplementary information on financial entities and consolidation adjustments has been moved into a separate 2019-20 Entity Financial Information volume published in electronic form on the Budget 2019 website and on the government’s open data portal at https://open.alberta.ca/opendata.

Changes made by the Government in the 2018-19 Ministry Annual Reports replaced audited ministry and department financial statements with key financial information to eliminate redundant information. Key information previously contained in the annual reports of each ministry is now included in one place: the Audited Consolidated Financial Statements of the Province. In keeping with these changes in annual report presentation, the ministry and entity statements presented in the 2019-20 Government Estimates and the 2019-20 Entity Financial Information replace the both the former ministry and department statements and show how the ministry’s activities affect the consolidated government as a whole.

The new 2019-20 Entity Financial Information volume contains the following information formerly found in the estimates for each ministry, as appropriate:

◾	Statement of Operations, Change in Capital Assets, and Change in Inventory Assets, as appropriate, for the ministry;
◾	Effect of Entities on the Consolidated Government Estimate;
◾

Statement of Operations, Change in Capital Assets, and Change in Inventory Assets, as appropriate, for the regulated funds, provincial agencies and corporations, and government business enterprises of the ministry;

◾	Statement of the Effect of Arm’s Length Institutions on the ministry, as appropriate; and
◾	Statements of Consolidation Amounts both within the Ministry and between Ministries.

Finally, the new volume contains an appendix that lists by ministry each of the financial reporting entities contained within the consolidated government reporting entity.

Other changes to estimates presentation for 2019-20 are as follows:

◾	Part of the space created by moving entity financial information to a separate volume has been used to provide additional descriptive detail on the supply vote elements.
◾	The 2019-20 Government Estimates no longer presents supplementary financial information on the Effect of Climate Leadership Plan on the Consolidated Government Estimate.
◾	The structure of the Expense and Capital Investment supply votes has been modified to move capital payments to related parties into the Expense vote along side all other capital grant expenses.

As in past budgets, the comparable amounts presented in these estimates may not match the amounts originally presented in the Government of Alberta 2018-19 Annual Report released on June 28, 2019 or the Budget 2018 documents tabled on

PREFACE	ii

March 22, 2018. Any such differences are the result of adjustments applied to maintain the comparability of past amounts with 2019-20 estimate amounts.

The Lieutenant Governor in Council passed a Designation and Transfer of Responsibility Regulation under the Government Organization Act on April 30, 2019. The changes to government organization were as follows:

◾

The Ministry of Culture, Multiculturalism and Status of Women was made responsible for the programs and activities of the former Ministry of Status of Women, and for the Anti-Racism Secretariat, which was formerly the responsibility of the Ministry of Education.

◾

The Ministry of Economic Development, Trade and Tourism was made responsible for tourism programs, which were formerly the responsibility of the Ministry of Culture, Multiculturalism and Status of Women.

◾	The Ministry of Treasury Board and Finance was made responsible for capital planning activities, which were formerly the responsibility of the Ministry of Infrastructure.
◾	The Ministry of Executive Council was made responsible for internal trade activities, which were formerly the responsibility of the Ministry of Economic Development, Trade and Tourism.

Budget 2019 includes the following program structure changes taking effect on October 24, 2019 under the authority of the Appropriation Act, 2019.

◾

The Public Service Commission in the Ministry of Treasury Board and Finance will be made responsible for the Strategic Integration Branch, which was formerly the responsibility of the Ministry of Service Alberta.

◾

The Ministry of Service Alberta will be made responsible for certain information management technology, which was formerly the responsibility of the Ministries of Education and Agriculture and Forestry.

◾	The Ministry of Infrastructure will be made responsible for certain school construction projects, which were formerly the responsibility of the Ministry of Education.

In addition to restatements for reasons of program reorganizations, the following reporting and presentation adjustments were included in anticipation of the legislative amendments and requirements that will be enacted by the Fiscal Measures and Taxation Statutes Amendment Act, the Ensuring Fiscal Sustainability Act, and the Reform of Agencies Boards and Commissions and Government Enterprises Act:

◾

Pursuant to amendments to the Financial Administration Act, a new type of transferrable supply vote has been added in the Ministry of Treasury Board and Finance to provide funding for disasters, emergencies and contingencies during the 2019-20 fiscal year.

◾

The assets, liabilities, revenues and program activities, obligations and expenditures of the following regulated funds have been moved into the General Revenue Fund under the administration of the Ministry of Treasury Board and Finance:

◾	Access to the Future Fund;
◾	Alberta Cancer Prevention Legacy Fund; and
◾	Lottery Fund.
◾

The assets, liabilities, revenues and program activities, obligations and expenditures of the following regulated funds and provincial agencies have been moved into the General Revenue Fund under the administration of the Ministry of Culture, Multiculturalism and Status of Women:

◾	Historic Resources Fund;
◾	Alberta Historical Resources Foundation; and
◾	Alberta Sport Connection.
◾

The assets, liabilities, revenues and program activities, obligations and expenditures of the Environmental Protection and Enhancement Fund have been moved into the General Revenue Fund under the administration of the Ministry of Agriculture and Forestry.

Definitions of Supply Votes and Other Terms

An Estimate is the amount requested by the government to meet each of its planned commitments for the fiscal year commencing April 1, 2019. The Financial Administration Act requires the 2019-20 Government Estimates to report estimates of any amount that will require a cash withdrawal from the General Revenue Fund.

An Appropriation is an authorization to withdraw and expend public money from the General Revenue Fund or another provincial fund. Following parliamentary tradition, the Financial Administration Act requires that all such authorities be provided in legislation passed by the Legislative Assembly. Appropriations may be created by an appropriation act or other statute. The

iii	PREFACE

Committee of Supply must create appropriations under an appropriation act pursuant to a supply vote, or a set of supply votes, as resolved.

A Supply Vote is a discrete allocation from the 2019-20 estimates that defines the amount of cash funding that may be drawn from the General Revenue Fund for a specified purpose. Following the principle of ministerial accountability, supply votes are divided along departmental lines. For most ministries, three types of supply vote are used in the 2019-20 Government Estimates: Expense, Capital Investment and Financial Transactions. A fourth type of supply vote has been provided for the Ministry of Treasury Board and Finance for Contingency and Disaster and Emergency Assistance.

Expense amounts are cash disbursements for the purposes of salaries, supplies and services, operating grants, capital grants to parties outside the consolidated government, as well as interest expense and other debt servicing costs for borrowing related to both capital and general government purposes. These amounts include capital payments to related parties that are expected to result in the creation of a tangible capital asset for that related party and for the consolidated government as a whole. Capital payments to related parties are shown under a separate header.

Capital Investment consists of cash disbursements for the purposes of investments in department tangible capital assets valued at $5,000 or more.

Financial Transactions consist of cash disbursements for the purposes of payments for the reduction of a liability (including debt repayment), expenses to be recognized in a future year, the acquisition of financial assets (including in particular the making of loans or advances), or the purchase of inventories. Financial liabilities for alternatively financed capital projects are reduced by payments from a Financial Transactions vote.

The Contingency and Disaster and Emergency Assistance supply vote consists of a provisional funding authority transferrable to any ministry to address requirements for disasters, emergencies and other contingencies as directed by the Lieutenant Governor in Council during the year.

PREFACE	iv

SCHEDULE OF AMOUNTS TO BE VOTED

DEPARTMENT and VOTE	Estimate

ADVANCED EDUCATION
Expense	$2,873,436,000
Capital Investment	25,000
Financial Transactions	688,800,000

AGRICULTURE AND FORESTRY
Expense	$1,145,431,000
Capital Investment	15,326,000
Financial Transactions	1,310,000

CHILDREN’S SERVICES
Expense	$1,417,598,000
Capital Investment	84,000

COMMUNITY AND SOCIAL SERVICES
Expense	$3,946,626,000
Capital Investment	683,000

CULTURE, MULTICULTURALISM AND STATUS OF WOMEN
Expense	$271,546,000
Capital Investment	2,331,000
Financial Transactions	1,554,000

ECONOMIC DEVELOPMENT, TRADE AND TOURISM
Expense	$298,367,000
Capital Investment	25,000

EDUCATION
Expense	$4,916,835,000
Capital Investment	751,000
Financial Transactions	15,678,000

ENERGY
Expense	$1,761,001,000
Capital Investment	874,000
Financial Transactions	98,899,000

ENVIRONMENT AND PARKS
Expense	$651,209,000
Capital Investment	72,110,000
Financial Transactions	4,019,000

EXECUTIVE COUNCIL
Expense	$19,619,000
Capital Investment	25,000

1	Government

SCHEDULE OF AMOUNTS TO BE VOTED ... continued
DEPARTMENT and VOTE	Estimate

HEALTH
Expense	$20,982,469,000
Capital Investment	22,230,000
Financial Transactions	67,819,000

INDIGENOUS RELATIONS
Expense	$198,357,000
Capital Investment	25,000
Financial Transactions	14,157,000

INFRASTRUCTURE
Expense	$484,358,000
Capital Investment	1,327,268,000
Financial Transactions	36,777,000

JUSTICE AND SOLICITOR GENERAL
Expense	$1,367,512,000
Capital Investment	9,198,000

LABOUR AND IMMIGRATION
Expense	$220,860,000
Capital Investment	1,150,000

MUNICIPAL AFFAIRS
Expense	$1,482,557,000
Capital Investment	4,104,000
Financial Transactions	48,887,000

SENIORS AND HOUSING
Expense	$455,426,000
Capital Investment	25,000
Financial Transactions	19,700,000

SERVICE ALBERTA
Expense	$611,233,000
Capital Investment	104,720,000
Financial Transactions	10,150,000

TRANSPORTATION
Expense	$1,128,536,000
Capital Investment	1,013,507,000
Financial Transactions	99,939,000

TREASURY BOARD AND FINANCE
Expense	$240,095,000
Capital Investment	25,000
Financial Transactions	1,362,000
Contingency and Disaster and Emergency Assistance	680,000,000

Government	2

SCHEDULE OF AMOUNTS TO BE VOTED ... continued

Expense amounts to be voted under
Section 2 of the Appropriation Act, 2019	$44,473,071,000

Capital Investment amounts to be voted under
Section 3 of the Appropriation Act, 2019	$2,574,486,000

Financial Transactions amounts to be voted under
Section 4 of the Appropriation Act, 2019	$1,109,051,000

Contingency and Disaster and Emergency Assistance amounts to be voted under
Section 5 of the Appropriation Act, 2019	$680,000,000

3	Government

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate

EXPENSE	42,632,548	42,440,195	44,473,071

CAPITAL INVESTMENT	2,829,649	2,397,639	2,574,486

FINANCIAL TRANSACTIONS	1,179,188	1,348,302	1,109,051

CONTINGENCY AND DISASTER AND EMERGENCY ASSISTANCE	-	-	680,000

4

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN

The following tables summarize the relationship between departments’ Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.

EXPENSE

(thousands of dollars)
		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2019-20
	Supply	Not Voted	Not Voted	Adjustments	Estimate
OPERATING EXPENSE

Advanced Education	2,653,740	125,104	4,713,460	(2,375,528)	5,116,776
Agriculture and Forestry	643,006	-	527,116	(291,267)	878,855
Children’s Services	1,417,598	180,500	-	(12,000)	1,586,098
Community and Social Services	3,946,626	900	-	(37,627)	3,909,899
Culture, Multiculturalism and Status of Women	222,267	1,217	28,980	(34,082)	218,382
Economic Development, Trade and Tourism	290,617	23,384	240,125	(268,121)	286,005
Education	4,776,035	405,400	9,972,685	(6,930,715)	8,223,405
Energy	261,001	28,700	316,729	(5,000)	601,430
Environment and Parks	623,609	7,252	685,218	(706,202)	609,877
Executive Council	19,619	-	-	-	19,619
Health	20,773,475	2,000	13,975,815	(14,140,962)	20,610,328
Indigenous Relations	190,071	-	6,000	(6,000)	190,071
Infrastructure	461,683	5,496	-	(6,774)	460,405
Justice and Solicitor General	1,367,512	37,673	43,825	(500)	1,448,510
Labour and Immigration	220,860	-	-	(2,000)	218,860
Municipal Affairs	204,447	20,725	14,562	-	239,734
Seniors and Housing	455,426	138	182,583	(300)	637,847
Service Alberta	606,233	1,062	-	(69,500)	537,795
Transportation	410,922	-	1,989	(1,989)	410,922
Treasury Board and Finance	239,966	992,639	1,798,628	(1,193,776)	1,837,457
Sub-total	39,784,713	1,832,190	32,507,715	(26,082,343)	48,042,275
DISASTER AND EMERGENCY ASSISTANCE

Agriculture and Forestry	485,000	-	-	-	485,000
Municipal Affairs	150,793	-	-	-	150,793
Sub-total	635,793	-	-	-	635,793
CAPITAL GRANTS

Advanced Education	219,696	-	-	(219,696)	-
Agriculture and Forestry	17,425	-	-	-	17,425
Culture, Multiculturalism and Status of Women	49,279	-	-	-	49,279
Economic Development, Trade and Tourism	7,750	-	-	(6,250)	1,500
Education	113,000	-	-	(112,000)	1,000
Energy	-	135,680	-	-	135,680
Environment and Parks	27,600	-	10,000	-	37,600
Health	208,994	-	-	(180,668)	28,326
Indigenous Relations	8,286	-	-	-	8,286
Infrastructure	22,552	1,133,933	-	(1,133,933)	22,552
Municipal Affairs	1,127,317	-	-	-	1,127,317
Seniors and Housing	-	-	24,947	-	24,947
Service Alberta	5,000	-	-	-	5,000
Transportation	627,465	32,284	-	(32,284)	627,465
Sub-total	2,434,364	1,301,897	34,947	(1,684,831)	2,086,377

Government	5

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN … continued

EXPENSE … continued

(thousands of dollars)
		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2019-20
	Supply	Not Voted	Not Voted	Adjustments	Estimate
AMORTIZATION / LOSS ON DISPOSAL

Advanced Education	-	600	549,360	-	549,960
Agriculture and Forestry	-	20,486	7,464	-	27,950
Children’s Services	-	78	-	-	78
Community and Social Services	-	500	-	-	500
Culture, Multiculturalism and Status of Women	-	8,197	8	-	8,205
Economic Development, Trade and Tourism	-	76	7,254	-	7,330
Education	-	7,057	349,000	-	356,057
Energy	-	500	13,300	-	13,800
Environment and Parks	-	76,939	42	-	76,981
Health	-	18,250	554,272	-	572,522
Indigenous Relations	-	63	-	-	63
Infrastructure	-	127,430	-	-	127,430
Justice and Solicitor General	-	5,818	69	-	5,887
Labour and Immigration	-	800	-	-	800
Municipal Affairs	-	2,299	622	-	2,921
Seniors and Housing	-	227	41,404	-	41,631
Service Alberta	-	122,343	-	-	122,343
Transportation	-	614,901	-	-	614,901
Treasury Board and Finance	-	50	24,002	-	24,052
Sub-total	-	1,006,614	1,546,797	-	2,553,411
INVENTORY CONSUMPTION

Advanced Education	-	-	175,000	-	175,000
Agriculture and Forestry	-	1,310	-	-	1,310
Culture, Multiculturalism and Status of Women	-	650	-	-	650
Health	-	67,013	826,487	-	893,500
Infrastructure	-	2,900	-	-	2,900
Service Alberta	-	10,150	-	-	10,150
Transportation	-	50,000	-	-	50,000
Sub-total	-	132,023	1,001,487	-	1,133,510
DEBT SERVICING COSTS

Advanced Education	-	-	45,515	(45,515)	-
Agriculture and Forestry	-	-	67,361	(67,361)	-
Education	27,800	-	12,356	(3,764)	36,392
Health	-	-	16,000	(16,000)	-
Infrastructure	123	-	-	-	123
Seniors and Housing	-	-	4,761	-	4,761
Transportation	90,149	-	-	-	90,149
Treasury Board and Finance	129	2,244,317	359,251	(470,258)	2,133,439
Sub-total	118,201	2,244,317	505,244	(602,898)	2,264,864
PENSION PROVISIONS

Advanced Education	-	-	2,885	-	2,885
Education	-	(113,238)	-	-	(113,238)
Treasury Board and Finance	-	(226,000)	-	-	(226,000)
Sub-total	-	(339,238)	2,885	-	(336,353)

6	Government

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN … continued

EXPENSE … continued

(thousands of dollars)
		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2019-20
	Supply	Not Voted	Not Voted	Adjustments	Estimate
CONTINGENCY AND DISASTER AND EMERGENCY ASSISTANCE

Treasury Board and Finance	680,000	-	-	-	680,000
CRUDE-BY-RAIL PROVISION

Energy	1,500,000	-	-	-	1,500,000
Total	45,153,071	6,177,803	35,599,075	(28,370,072)	58,559,877

CAPITAL INVESTMENT
Advanced Education	25	-	571,995	-	572,020
Agriculture and Forestry	15,326	200	7,573	-	23,099
Children’s Services	84	-	-	-	84
Community and Social Services	683	-	-	-	683
Culture, Multiculturalism and Status of Women	2,331	-	-	-	2,331
Economic Development, Trade and Tourism	25	-	14,750	-	14,775
Education	751	-	738,160	-	738,911
Energy	874	-	13,300	-	14,174
Environment and Parks	72,110	36,122	17	(35,011)	73,238
Executive Council	25	-	-	-	25
Health	22,230	-	1,016,631	-	1,038,861
Indigenous Relations	25	-	-	-	25
Infrastructure	1,327,268	-	-	(1,120,769)	206,499
Justice and Solicitor General	9,198	-	15	-	9,213
Labour and Immigration	1,150	250	-	(250)	1,150
Municipal Affairs	4,104	-	305	-	4,409
Seniors and Housing	25	-	126,111	-	126,136
Service Alberta	104,720	-	-	-	104,720
Transportation	1,013,507	148,813	-	-	1,162,320
Treasury Board and Finance	25	-	24,143	-	24,168
Total	2,574,486	185,385	2,513,000	(1,156,030)	4,116,841

INVENTORY ACQUISITION
Advanced Education	-	-	175,000	-	175,000
Agriculture and Forestry	1,310	-	-	-	1,310
Culture, Multiculturalism and Status of Women	650	-	-	-	650
Health	67,819	-	820,381	-	888,200
Infrastructure	2,845	-	-	-	2,845
Service Alberta	10,150	-	-	-	10,150
Transportation	50,000	-	-	-	50,000
Total	132,774	-	995,381	-	1,128,155

Government	7

EXPENSE VOTES BY DEPARTMENT

(thousands of dollars)		Comparable
		2018-19	2018-19	2019-20
		Budget	Actual	Estimate
OPERATING EXPENSE
Advanced Education		2,808,485	2,770,930	2,653,740
Agriculture and Forestry		770,922	920,923	1,128,006
Children’s Services		1,303,594	1,334,017	1,417,598
Community and Social Services		3,651,235	3,671,019	3,946,626
Culture, Multiculturalism and Status of Women		257,916	252,024	222,267
Economic Development, Trade and Tourism		405,569	398,291	290,617
Education		4,786,217	4,779,575	4,776,035
Energy		221,196	204,072	1,761,001
Environment and Parks		704,297	571,163	623,609
Executive Council		18,231	17,302	19,619
Health		20,644,414	20,499,008	20,773,475
Indigenous Relations		200,177	212,627	190,071
Infrastructure		495,829	491,654	461,683
Justice and Solicitor General		1,356,116	1,373,095	1,367,512
Labour and Immigration		227,614	211,804	220,860
Municipal Affairs		229,667	308,686	355,240
Seniors and Housing		548,677	563,971	455,426
Service Alberta		644,474	598,424	606,233
Transportation		432,962	443,272	410,922
Treasury Board and Finance		245,822	258,980	239,966
	Sub-total	39,953,414	39,880,837	41,920,506

CAPITAL GRANTS
Agriculture and Forestry		17,400	17,425	17,425
Community and Social Services		1,100	1,288	-
Culture, Multiculturalism and Status of Women		73,950	84,971	49,279
Economic Development, Trade and Tourism		-	-	1,500
Education		2,000	595	1,000
Environment and Parks		14,750	66,420	27,600
Health		48,990	38,282	28,326
Indigenous Relations		41,542	48,418	8,286
Infrastructure		41,646	27,568	22,552
Municipal Affairs		884,316	884,202	1,127,317
Service Alberta		5,000	2,966	5,000
Transportation		667,569	510,034	627,465
	Sub-total	1,798,263	1,682,169	1,915,750

CAPITAL PAYMENTS TO RELATED PARTIES
Advanced Education		298,366	307,377	219,696
Economic Development, Trade and Tourism		2,590	2,595	6,250
Education		106,500	111,902	112,000
Environment and Parks		-	1,996	-
Health		169,217	149,210	180,668
Seniors and Housing		182,947	182,947	-
	Sub-total	759,620	756,027	518,614

8	Government

EXPENSE VOTES BY DEPARTMENT … continued
(thousands of dollars)		Comparable
		2018-19 Budget	2018-19 Actual	2019-20 Estimate
DEBT SERVICING
Education		28,444	28,442	27,800
Environment and Parks		86	-	-
Infrastructure		146	145	123
Transportation		92,131	92,131	90,149
Treasury Board and Finance		444	444	129
	Sub-total	121,251	121,162	118,201
Total		42,632,548	42,440,195	44,473,071

CAPITAL INVESTMENT VOTES BY DEPARTMENT
CAPITAL FOR RELATED PARTIES
Infrastructure		1,294,103	920,571	1,120,769

DEPARTMENT CAPITAL ACQUISITIONS
Advanced Education		-	10	25
Agriculture and Forestry		13,905	13,954	15,326
Children’s Services		-	141	84
Community and Social Services		547	491	683
Culture, Multiculturalism and Status of Women		2,331	2,655	2,331
Economic Development, Trade and Tourism		25	24	25
Education		565	378	751
Energy		874	11	874
Environment and Parks		63,394	57,855	72,110
Executive Council		-	-	25
Health		22,230	7,438	22,230
Indigenous Relations		25	-	25
Infrastructure		206,089	157,018	206,499
Justice and Solicitor General		9,932	8,384	9,198
Labour and Immigration		1,900	2,985	1,150
Municipal Affairs		5,911	2,934	4,104
Seniors and Housing		-	-	25
Service Alberta		112,740	105,335	104,720
Transportation		1,095,078	1,117,455	1,013,507
Treasury Board and Finance		-	-	25
	Sub-total	1,535,546	1,477,068	1,453,717
Total		2,829,649	2,397,639	2,574,486

Government	9

FINANCIAL TRANSACTIONS VOTES BY DEPARTMENT
(thousands of dollars)		Comparable
		2018-19	2018-19	2019-20
		Budget	Actual	Estimate
LOANS AND ADVANCES
Advanced Education		669,500	637,521	688,800
Seniors and Housing		19,700	13,813	19,700
	Sub-total	689,200	651,334	708,500

INVENTORY ACQUISITION
Agriculture and Forestry		1,310	1,341	1,310
Culture, Multiculturalism and Status of Women		650	1,057	650
Health		74,200	65,950	67,819
Infrastructure		2,754	2,791	2,845
Service Alberta		10,150	13,612	10,150
Transportation		50,000	49,651	50,000
	Sub-total	139,064	134,402	132,774

PREPAID EXPENSE
Energy		-	307,890	-

LAND DEVELOPMENT LIABILITY RETIREMENT
Infrastructure		18,710	8,564	13,008

2013 ALBERTA FLOODING LIABILITY RETIREMENT
Indigenous Relations		-	19,143	14,157
Municipal Affairs		148,595	48,297	48,887
	Sub-total	148,595	67,440	63,044

CONTAMINATED SITE LIABILITY RETIREMENT
Culture, Multiculturalism and Status of Women		909	582	904
Environment and Parks		100	-	4,019
Infrastructure		2,700	1,624	2,755
	Sub-total	3,709	2,206	7,678

LEGAL LIABILITY RETIREMENT
Energy		96,970	96,985	98,899
Infrastructure		15,526	11,900	16,840
	Sub-total	112,496	108,885	115,739

LEASE LIABILITY RETIREMENT
Infrastructure		-	175	500

DEBT REPAYMENT
Treasury Board and Finance		3,617	3,617	1,362

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
Education		15,034	15,026	15,678
Infrastructure		806	806	829
Transportation		47,957	47,957	49,939
	Sub-total	63,797	63,789	66,446
Total		1,179,188	1,348,302	1,109,051

10	Government

CONTINGENCY AND DISASTER AND EMERGENCY ASSISTANCE
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
OPERATING EXPENSE
Treasury Board and Finance	-	-	680,000
Total	-	-	680,000

Government	11

STATUTORY EXPENSE BY DEPARTMENT
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
OPERATING EXPENSE
Advanced Education	51,099	48,958	51,099
Children’s Services	175,000	169,064	179,000
Culture, Multiculturalism and Status of Women	80	48	80
Economic Development, Trade and Tourism	30,340	22,347	23,384
Education	410,064	405,268	405,400
Energy	1,284	1,016	788
Environment and Parks	5,000	8,963	5,000
Indigenous Relations	-	9	-
Justice and Solicitor General	23,573	30,904	30,707
Municipal Affairs	18,725	20,428	20,525
Service Alberta	25	7,001	25
Treasury Board and Finance	1,322,189	1,305,503	965,630
Sub-total	2,037,379	2,019,509	1,681,638

CAPITAL GRANTS
Energy	272,220	164,896	135,680

CAPITAL PAYMENTS TO RELATED PARTIES
Advanced Education	28,151	28,010	-

DEBT SERVICING
Treasury Board and Finance	1,917,580	1,930,847	2,244,317
Total	4,255,330	4,143,262	4,061,635

STATUTORY FINANCIAL TRANSACTIONS BY DEPARTMENT
LOANS AND ADVANCES
Treasury Board and Finance	11,206,000	10,177,000	8,984,000

DEBT REPAYMENT
Treasury Board and Finance	3,940,343	8,768,000	5,629,000
Total	15,146,343	18,945,000	14,613,000

12	Government

NON-CASH EXPENSE BY DEPARTMENT
(thousands of dollars)		Comparable
		2018-19	2018-19	2019-20
		Budget	Actual	Estimate
OPERATING EXPENSE
Treasury Board and Finance		12,195	12,928	11,009

CAPITAL GRANTS IN KIND
Infrastructure		-	62,411	13,164

CAPITAL PAYMENTS TO RELATED PARTIES
Agriculture and Forestry		300	-	-
Education		-	3	-
Environment and Parks		8,600	868	-
Municipal Affairs		-	101	-
Service Alberta		-	5,899	-
Transportation		123,080	116,886	32,284
	Sub-total	131,980	123,757	32,284

CAPITAL FOR RELATED PARTIES
Infrastructure		1,294,103	920,571	1,120,769

AMORTIZATION
Advanced Education		552	13	600
Agriculture and Forestry		18,483	14,086	20,486
Children’s Services		1,555	30	78
Community and Social Services		1,425	662	500
Culture, Multiculturalism and Status of Women		2,330	4,299	8,197
Economic Development, Trade and Tourism		77	76	76
Education		6,979	5,379	7,057
Energy		500	390	500
Environment and Parks		70,195	58,517	76,939
Health		18,250	17,087	18,250
Indigenous Relations		63	21	63
Infrastructure		121,386	118,873	127,430
Justice and Solicitor General		6,020	2,050	5,818
Labour and Immigration		632	754	800
Municipal Affairs		3,287	1,739	2,299
Seniors and Housing		227	1	227
Service Alberta		126,972	114,765	122,343
Transportation		586,201	583,078	614,901
Treasury Board and Finance		50	17	50
	Sub-total	965,184	921,837	1,006,614

CONSUMPTION OF INVENTORY
Agriculture and Forestry		1,310	1,036	1,310
Culture, Multiculturalism and Status of Women		650	722	650
Health		71,500	58,666	67,013
Infrastructure		2,900	2,722	2,900
Service Alberta		10,150	13,596	10,150
Transportation		50,000	47,813	50,000
	Sub-total	136,510	124,555	132,023

Government	13

NON-CASH EXPENSE BY DEPARTMENT... continued
(thousands of dollars)		Comparable
		2018-19	2018-19	2019-20
		Budget	Actual	Estimate
VALUATION ADJUSTMENTS AND OTHER PROVISIONS
Advanced Education		59,805	72,254	74,005
Agriculture and Forestry		-	(185)	-
Children’s Services		1,500	2,582	1,500
Community and Social Services		566	129	900
Culture, Multiculturalism and Status of Women		5,137	739	1,137
Economic Development, Trade and Tourism		-	182	-
Education		(128,012)	(110,444)	(113,238)
Energy		29,947	33,589	27,912
Environment and Parks		2,252	12,596	2,252
Executive Council		-	102	-
Health		2,000	3,183	2,000
Indigenous Relations		-	13	-
Infrastructure		4,600	4,357	5,496
Justice and Solicitor General		11,821	7,790	6,966
Labour and Immigration		-	568	-
Municipal Affairs		200	(32)	200
Seniors and Housing		138	36	138
Service Alberta		1,037	(36)	1,037
Transportation		-	477	-
Treasury Board and Finance		(133,000)	(85,866)	(210,000)
	Sub-total	(142,009)	(57,966)	(199,695)

WRITE DOWN OR LOSS ON DISPOSAL OF CAPITAL ASSETS
Culture, Multiculturalism and Status of Women		-	241	-
Economic Development, Trade and Tourism		-	21	-
Education		-	6	-
Environment and Parks		-	1,123	-
Infrastructure		-	476	-
Justice and Solicitor General		-	4	-
Municipal Affairs		-	75	-
Service Alberta		-	2,181	-
Transportation		-	50	-
	Sub-total	-	4,177	-

Total		2,397,963	2,112,270	2,116,168

14	Government

NON-CASH CAPITAL INVESTMENT BY DEPARTMENT
(thousands of dollars)		Comparable
		2018-19	2018-19	2019-20
		Budget	Actual	Estimate
DONATED CAPITAL ASSETS
Agriculture and Forestry		-	-	200
Environment and Parks		-	-	1,111
Infrastructure		-	380	-
Transportation		3,500	2,002	-
	Sub-total	3,500	2,382	1,311

ALTERNATIVELY FINANCED CAPITAL ASSETS
Culture, Multiculturalism and Status of Women		-	40	-
Service Alberta		-	493	-
Transportation		128,468	127,443	148,813
	Sub-total	128,468	127,976	148,813

CAPITAL ACQUIRED FROM RELATED PARTIES
Agriculture and Forestry		-	470	-
Environment and Parks		122,375	-	32,284
Infrastructure		9,605	498	-
Labour and Immigration		-	-	250
	Sub-total	131,980	968	32,534

CAPITAL ASSET EXCHANGES
Environment and Parks		2,300	-	2,727

CAPITAL ASSET REVALUATION
Infrastructure		-	83,540	-

Total		266,248	214,866	185,385

Government	15

ENTITY STATUTORY EXPENSE BY MINISTRY

(thousands of dollars)		Comparable
		2018-19	2018-19	2019-20
		Budget	Actual	Estimate
OPERATING EXPENSE
Advanced Education		5,038,183	4,997,537	4,713,460
Agriculture and Forestry		633,575	783,815	521,141
Culture, Multiculturalism and Status of Women		30,403	30,063	28,980
Economic Development, Trade and Tourism		327,930	319,060	240,125
Education		9,794,462	10,018,678	9,971,408
Energy		321,374	320,272	316,729
Environment and Parks		650,950	489,068	685,218
Health		13,878,953	13,869,631	13,975,815
Indigenous Relations		-	-	6,000
Justice and Solicitor General		39,769	51,091	43,825
Municipal Affairs		10,229	14,106	14,562
Seniors and Housing		185,055	188,713	182,583
Transportation		2,226	1,537	1,989
Treasury Board and Finance		2,124,488	1,576,311	1,798,628
	Sub-total	33,037,597	32,659,882	32,500,463

CAPITAL GRANTS
Environment and Parks		25,000	47,594	10,000
Seniors and Housing		32,167	57,414	24,947
	Sub-total	57,167	105,008	34,947

AMORTIZATION
Advanced Education		536,004	524,413	549,360
Agriculture and Forestry		9,440	8,235	7,464
Culture, Multiculturalism and Status of Women		8	8	8
Economic Development, Trade and Tourism		7,583	6,824	7,254
Education		347,000	407,471	349,000
Energy		13,300	17,262	13,300
Environment and Parks		30	42	42
Health		533,218	527,149	554,272
Justice and Solicitor General		69	92	69
Municipal Affairs		592	508	622
Seniors and Housing		38,968	35,245	41,404
Treasury Board and Finance		21,898	21,742	24,002
	Sub-total	1,508,110	1,548,991	1,546,797

CONSUMPTION OF INVENTORY
Advanced Education		174,705	171,904	175,000
Health		819,000	866,944	826,487
	Sub-total	993,705	1,038,848	1,001,487

16	Government

ENTITY STATUTORY EXPENSE BY MINISTRY ...continued

(thousands of dollars)		Comparable
		2018-19	2018-19	2019-20
		Budget	Actual	Estimate
VALUATION ADJUSTMENTS AND OTHER PROVISIONS
Advanced Education		(32,788)	(39,095)	2,885
Agriculture and Forestry		5,627	(778)	5,975
Economic Development, Trade and Tourism		-	1	-
Education		27,913	(3,783)	1,277
Environment and Parks		-	16	-
Health		-	39,000	-
Justice and Solicitor General		2,100	(6,367)	-
Seniors and Housing		-	29	-
Transportation		-	22	-
	Sub-total	2,852	(10,955)	10,137

WRITE DOWN OR LOSS ON DISPOSAL OF CAPITAL ASSETS
Advanced Education		-	5,685	-
Agriculture and Forestry		-	443	-
Economic Development, Trade and Tourism		-	(8)	-
Energy		-	111	-
Health		-	2,734	-
Municipal Affairs		-	99	-
Seniors and Housing		-	2,806	-
	Sub-total	-	11,870	-

DEBT SERVICING
Advanced Education		42,344	39,602	45,515
Agriculture and Forestry		70,953	69,250	67,361
Education		12,382	22,518	12,356
Health		16,000	15,353	16,000
Seniors and Housing		5,112	5,184	4,761
Treasury Board and Finance		373,717	373,817	359,251
	Sub-total	520,508	525,724	505,244

Total		36,119,939	35,879,368	35,599,075

Government	17

ENTITY STATUTORY CAPITAL INVESTMENT BY MINISTRY

(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
CAPITAL INVESTMENT
Advanced Education	727,653	693,829	571,995
Agriculture and Forestry	7,573	5,481	7,573
Economic Development, Trade and Tourism	11,090	7,320	14,750
Education	741,344	677,170	738,160
Energy	16,000	20,052	13,300
Environment and Parks	17	-	17
Health	1,278,535	594,376	1,016,631
Justice and Solicitor General	25	-	15
Municipal Affairs	1,318	2,336	305
Seniors and Housing	235,140	112,906	126,111
Treasury Board and Finance	17,785	13,961	24,143
Sub-total	3,036,480	2,127,431	2,513,000

ALTERNATIVELY FINANCED CAPITAL ASSETS
Seniors and Housing	-	25	-

CAPITAL ACQUIRED FROM RELATED PARTIES
Health	-	285,324	-
Seniors and Housing	-	1,490	-
Sub-total	-	286,814	-

Total	3,036,480	2,414,270	2,513,000

ENTITY STATUTORY FINANCIAL TRANSACTIONS BY MINISTRY
INVENTORY ACQUISITION
Advanced Education	173,175	172,370	175,000
Health	817,000	876,878	820,381
Sub-total	990,175	1,049,248	995,381

Total	990,175	1,049,248	995,381

18	Government

Details of the 2019-20 Government Estimates

General Revenue Fund

Advanced Education

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate

EXPENSE	3,106,851	3,078,307	2,873,436

CAPITAL INVESTMENT	-	10	25

FINANCIAL TRANSACTIONS	669,500	637,521	688,800

20

DESCRIPTION OF SUPPLY VOTE ELEMENTS
1	Ministry Support Services
1.1	Minister’s Office Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister’s Office Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3

Strategic and Corporate Services
Provides key ministry support functions including: corporate services; finance; cross-ministry and intergovernmental strategies; strategic policy and planning; as well as governance and legislative support.

2	Support for Adult Learning
2.1	Program Delivery Support Manages policies and programs that support post-secondary institutions, including operating and capital grant funding, program approvals and policy coordination.
2.2

Operating Support for Post-Secondary Institutions
Provides Campus Alberta Grants to 26 post-secondary institutions that support operating costs. Apprenticeship technical training grants to the post-secondary institutions are also included under this category.

2.3

Academic Health Centres
Funds a portion of clinical faculty positions at Alberta’s medical schools; clinical faculty positions are jointly appointed by the institutions and Alberta Health Services (AHS).

2.4	Campus Alberta Innovations Addresses a variety of specific initiatives, including funding for students with disabilities related to adult learning across the province.
2.5	Inter-Jurisdiction Programs Funds international education opportunities and provides spaces in other provinces for Alberta students in degree programs not offered in Alberta.
2.6	Community Education Funds Community Adult Learning Programs organizations to support the delivery of literacy and foundational learning opportunities across the province.
2.7

Adult Learning System Initiatives
Provides funding for short-term program initiatives, supporting activities, information technology data collection systems development, indigenous education initiatives, and employment and satisfaction surveys.

3	Apprenticeship Delivery Responsible for the delivery of Apprenticeship and Industry Training programs.

4	Student Aid
4.1	Program Delivery Support Responsible for administering student aid programs including loans, grants, scholarships and awards involving service to adult learners and other clients.
4.2	Scholarships and Awards Provides funding for 11 scholarships based on academic achievement and awards to incent participation and acknowledge non-academic achievements.
4.3	Student Aid Grants Provides grants to student loan borrowers and includes the Maintenance Grant, Alberta Low Income Grant, Part-Time Grant and the Alberta Grant for Students with Disabilities.
4.4	Student Loan Disbursements Provides repayable financial assistance to eligible students enrolled in a fulltime program at an approved post-secondary institution.

Advanced Education	21

DESCRIPTION OF SUPPLY VOTE ELEMENTS…continued

5	Foundational Learning Supports
5.1

Program Delivery Support
Responsible for managing policy, program eligibility and funding to training providers; processing learner applications; funding learners; and responding to learner and training provider inquiries.

5.2

Foundational Learning Programs
Funds grants to students that support the transition into post-secondary studies and/or help them find employment. Funding covers tuition, fees, books, and eligible living costs.

6	Post-Secondary Infrastructure
6.1	Capital Expansion and Upgrading Provides capital support to public post-secondary institutions for expansion and major preservation projects.
6.2	Capital Maintenance and Renewal Provides grants for priority projects aimed at maintaining the condition of facilities.

22	Advanced Education

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2018-19	2018-19	2019-20
			Budget	Actual	Estimate

OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		743	918	943
1.2	Deputy Minister’s Office		646	614	573
1.3	Strategic and Corporate Services		10,983	10,349	9,556
		Sub-total	12,372	11,881	11,072
2	Support for Adult Learning
2.1	Program Delivery Support		12,316	12,049	11,266
2.2	Operating Support for Post-Secondary Institutions		2,433,233	2,388,084	2,274,884
2.3	Academic Health Centres		21,000	21,000	21,000
2.4	Campus Alberta Innovations		17,951	17,403	16,203
2.5	Inter-Jurisdiction Programs		10,013	9,467	9,467
2.6	Community Education		24,490	24,538	24,538
2.7	Adult Learning System Initiatives		16,570	23,696	20,939
		Sub-total	2,535,573	2,496,237	2,378,297
3	Apprenticeship Delivery		31,482	35,608	36,861
4	Student Aid
4.1	Program Delivery Support		31,088	29,736	28,435
4.2	Scholarships and Awards		46,251	45,304	47,304
4.3	Student Aid Grants		57,493	54,784	54,784
		Sub-total	134,832	129,824	130,523
5	Foundational Learning Supports
5.1	Program Delivery Support		4,617	4,110	3,786
5.2	Foundational Learning Programs		89,609	93,270	93,201
		Sub-total	94,226	97,380	96,987

CAPITAL PAYMENTS TO RELATED PARTIES
6	Post-Secondary Infrastructure
6.1	Capital Expansion and Upgrading		179,866	184,077	207,696
6.2	Capital Maintenance and Renewal		118,500	123,300	12,000
		Sub-total	298,366	307,377	219,696
Total			3,106,851	3,078,307	2,873,436

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic and Corporate Services		-	-	25

5	Foundational Learning Supports
5.1	Program Delivery Support		-	10	-
Total			-	10	25

Advanced Education	23

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2018-19	2018-19	2019-20
		Budget	Actual	Estimate
LOANS AND ADVANCES
4	Student Aid
4.4	Student Loan Disbursements	669,500	637,521	688,800

Total		669,500	637,521	688,800

24	Advanced Education

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2019-20
		Estimate
1	Canada Student Loan Administration Funding is received from the federal government to administer Canada student loans and grants to Alberta students on a cost-recovery basis. Element 4.1.	4,230

2	Red Seal Secretariat Funding from the federal government for the Red Seal Secretariat functions. Element 3.	454

3	French Language Program Funding is received from the federal government to support French minority language and second language education programs. Elements 2.2 and 4.2.	4,300

Total		8,984

Advanced Education	25

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Alberta Heritage Scholarships	51,099	48,958	51,099
Capital Payments to Related Parties
Post-Secondary Infrastructure	28,151	28,010	-

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	552	13	600
Valuation Adjustments and Other Provisions
Provision for Future Cost of Student Loans Issued	59,800	72,201	74,000
Ministry Support Services	5	53	5

Total	139,607	149,235	125,704

26	Advanced Education

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2019-20 Estimate
EXPENSE
Ministry Support Services	11,072	605	-	(112)	11,565
Support for Adult Learning	2,378,297	-	-	(2,298,188)	80,109
Apprenticeship Delivery	36,861	-	-	-	36,861
Student Aid	130,523	125,099	-	(23,849)	231,773
Foundational Learning Supports	96,987	-	-	-	96,987
Post-Secondary Operations	-	-	5,437,820	(53,379)	5,384,441
Post-Secondary Debt Servicing	-	-	45,515	(45,515)	-
Post-Secondary Pension Provision	-	-	2,885	-	2,885
Post-Secondary Infrastructure	219,696	-	-	(219,696)	-
Total	2,873,436	125,704	5,486,220	(2,640,739)	5,844,621

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25
Post-Secondary Infrastructure	-	-	571,995	-	571,995
Total	25	-	571,995	-	572,020

INVENTORY ACQUISITION
Post-Secondary Operations	-	-	175,000	-	175,000

RECONCILIATION BY TYPE OF SPENDING
EXPENSE

Operating expense	2,653,740	125,104	4,713,460	(2,375,528)	5,116,776
Amortization / loss on disposal	-	600	549,360	-	549,960
Inventory consumption (Cost of Goods Sold)	-	-	175,000	-	175,000

Debt servicing costs - general	-	-	45,515	(45,515)	-
Pension provisions	-	-	2,885	-	2,885
Capital payments to related parties	219,696	-	-	(219,696)	-
Total	2,873,436	125,704	5,486,220	(2,640,739)	5,844,621

CAPITAL INVESTMENT	25	-	571,995	-	572,020

INVENTORY ACQUISITION	-	-	175,000	-	175,000

Advanced Education	27

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
REVENUE

Internal Government Transfers	291,692	307,748	268,412
Transfers from Government of Canada	408,940	422,213	462,166
Transfer from Alberta Heritage Scholarship Fund	55,000	48,959	55,000
Labour Market Development	116,397	113,254	137,042
Investment Income	203,857	243,573	249,498
Premiums, Fees and Licences	6,335	5,094	3,368
Tuition and Non-Credit Courses	1,236,609	1,255,514	1,309,203
Donations, Grants and Contributions	336,629	411,512	352,677
Gain from Government Business Enterprises	-	6,417	-
Sales, Rentals and Services	653,092	614,936	644,080
Other Revenue	81,576	198,514	180,460
Ministry Total	3,390,127	3,627,734	3,661,906
Inter-Ministry Consolidations	(352,506)	(445,587)	(384,792)
Consolidated Total	3,037,621	3,182,147	3,277,114

EXPENSE

Ministry Support Services	12,929	11,839	11,677
Support for Adult Learning	78,295	81,625	80,109
Apprenticeship Delivery	31,482	32,155	36,861
Student Aid	228,059	233,165	234,773
Foundational Learning Supports	94,226	97,380	96,987
Post-Secondary Operations	5,746,892	5,700,006	5,435,820
Post-Secondary Debt Servicing	42,344	39,722	45,515
Post-Secondary Pension Provision	(32,788)	(39,699)	2,885
Ministry Total	6,201,439	6,156,193	5,944,627
Inter-Ministry Consolidations	(93,830)	(101,952)	(100,006)
Consolidated Total	6,107,609	6,054,241	5,844,621
Net Operating Result	(3,069,988)	(2,872,094)	(2,567,507)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	-	-	25
Foundational Learning Supports	-	10	-
Post-Secondary Infrastructure	727,653	693,829	571,995
Consolidated Total	727,653	693,839	572,020

AMORTIZATION	(536,556)	(524,426)	(549,960)

DISPOSALS OR WRITE OFFS	-	(5,685)	-
Change in Capital Assets Total	191,097	163,728	22,060

28	Advanced Education

MINISTRY FINANCIAL STATEMENTS...continued

CHANGE IN INVENTORY ASSETS

(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
INVENTORY ACQUISITION

Post-Secondary Operations	173,175	172,370	175,000
Consolidated Total	173,175	172,370	175,000

CONSUMPTION (Cost of Goods Sold)	(174,705)	(171,904)	(175,000)
Change in Inventory Assets Total	(1,530)	466	-

Advanced Education	29

Agriculture and Forestry

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate

EXPENSE	788,322	938,348	1,145,431

CAPITAL INVESTMENT	13,905	13,954	15,326

FINANCIAL TRANSACTIONS	1,310	1,341	1,310

30

DESCRIPTION OF SUPPLY VOTE ELEMENTS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Farmers’ Advocate

Ensures Alberta farmers and ranchers have a voice of advocacy, consumer protection, surface rights, land and energy expertise, and fair process. Administers the Farm Implement Act and the Farm Implement Dealerships Act.

1.4	Strategy, Planning and Governance

Provides leadership in establishing ministry strategic direction and priorities, policy development, fiscal management, legislative planning, extension services, and solutions to support ministry operations.

2	Rural Programming and Agricultural Societies

2.1	Rural Programming

Rural Programming provides direct support to rural Alberta through rural utility legislation, programming and funding.

2.2	Agricultural Societies and Exhibitions

Administers programs and funding for 283 primary Agricultural Societies to support event hosting and managing community facilities. Also responsible for regulatory oversight of the Agricultural Societies Act.

3	Processing, Trade and Intergovernmental Relations

3.1	Business Development and Programs

Provides business development services and delivers funding programs to support the growth and sustainability of Alberta’s agri-food sector.

3.2	Food Safety

Facilitates adoption of food safety systems and standards in food production and processing. Public safety is protected by conducting surveillance, inspection, and extension to address food safety risks and hazards.

3.3	Food and Bio-Processing

Provides expertise, specialized facilities, applied research, product development, incubation and business services to support development of food/feed and non-food products to serve local and global markets.

3.4	Intergovernmental Relations and Trade

Provides trade and investment analysis and advice, coordinates inter-governmental policy files and negotiations, and delivers various programs in support of Agriculture and Forestry’s vision and strategic goals.

4	Primary Agriculture

4.1	Animal Health and Assurance

Conducts health monitoring, surveillance, and disease investigations in Alberta’s livestock industries. Develops regulations and response policies and programs to support market access, food safety, and public health.

4.2	Crop Health and Assurance

Focuses on monitoring, surveillance, and risk mitigation in Alberta’s crop industries and develops regulations and response policies for Alberta’s crop, bee/honey industries, and supports for farm safety education.

4.3	Agricultural Service Boards

Manages grant agreements to 69 Agricultural Service Boards to assist municipalities with projects, enforcement, and developing programs and services that improve stewardship and agricultural capacity in Alberta.

4.4	Livestock and Crop Research

Delivers applied research, surveillance, extension and development expertise facilitating a competitive and economically, environmentally, socially sustainable Alberta agriculture and agri-food sector.

4.5	Marketing Council

The Alberta Agricultural Products Marketing Council is the oversight body for Alberta’s 20 agricultural marketing boards and commissions, and provides advice to the Minister on matters related to their governance.

Agriculture and Forestry	31

DESCRIPTION OF SUPPLY VOTE ELEMENTS …continued
4.6	Environmental Stewardship

Conducts research, analyzes policy, designs, develops, and delivers a number of environmental stewardship programs aimed at encouraging producers to adopt best management practices.

4.7	Irrigation and Farm Water

Delivers programming and fosters industry development for: water pumping; water supply efficiency; adaptation of new technologies; and facilitating emergency response planning in the irrigation districts.

4.8	Irrigation Infrastructure Assistance

Irrigation Infrastructure Assistance primarily delivers capital grants for the Irrigation Rehabilitation Program to increase conveyance efficiency of Alberta’s irrigation network.

5	Agriculture Insurance and Lending Assistance

5.1	Lending Assistance

Provides the provincial funding to Agriculture Financial Services Corporation (AFSC) to support delivery of loans and guarantees.

5.2	Insurance

Provides the provincial funding to AFSC to deliver crop, hail, livestock, and wildlife insurance programs to mitigate risks associated with crop production and fluctuations in commodity prices.

5.3	Agriculture Income Support

Provides the provincial funding to AFSC to deliver the Agriculture Income Support program for Canadian agricultural producers with an ongoing whole-farm risk management tool.

6	Forests

6.1	Wildfire Management

Response to wildfires in Alberta’s Forest Protection Area to reduce risks to human life, communities, and other values through wildfire preparedness plans, mitigation and prevention, and early wildfire detection.

6.2	Wildfire Presuppression and Response

Provides preparation for wildfires and response to wildfires to protect Albertans, communities, the province’s forest resources, and other values at risk from wildfires.

6.3	Forest Stewardship and Trade

Provides policy and regulates compliance to support a competitive forest industry and enhance environmental and social forest values. Responsible for operations, planning, reforestation, and pine beetle control.

7	Climate Change Initiatives

Supports energy efficiency initiatives for farms and agri-businesses.

8	Canadian Agricultural Partnership

Federal Funding provided through the bilateral Canadian Agricultural Partnership Agreement is used to support a profitable and innovative agriculture, agri-food and agri-based industry.

32	Agriculture and Forestry

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		877	935	877
1.2	Deputy Minister’s Office		783	792	792
1.3	Farmers’ Advocate		872	822	822
1.4	Strategy, Planning and Governance		16,294	15,223	14,597
		Sub-total	18,826	17,772	17,088

2	Rural Programming and Agricultural Societies
2.1	Rural Programming		4,300	4,910	4,674
2.2	Agricultural Societies and Exhibitions		11,462	11,462	11,462
		Sub-total	15,762	16,372	16,136

3	Processing, Trade and Intergovernmental Relations
3.1	Business Development and Programs		32,668	38,021	7,059
3.2	Food Safety		14,757	13,985	13,940
3.3	Food and Bio-Processing		9,309	9,026	8,986
3.4	Intergovernmental Relations and Trade		5,019	4,507	4,421
		Sub-total	61,753	65,539	34,406

4	Primary Agriculture
4.1	Animal Health and Assurance		14,082	12,983	12,435
4.2	Crop Health and Assurance		6,671	6,721	5,933
4.3	Agricultural Service Boards		11,808	11,678	11,678
4.4	Livestock and Crop Research		32,940	27,962	25,957
4.5	Marketing Council		1,084	1,170	979
4.6	Environmental Stewardship		11,944	11,426	10,625
4.7	Irrigation and Farm Water		7,701	10,434	10,107
		Sub-total	86,230	82,374	77,714

5	Agriculture Insurance and Lending Assistance
5.1	Lending Assistance		12,955	12,955	7,407
5.2	Insurance		249,126	239,642	227,923
5.3	Agriculture Income Support		52,759	46,270	43,353
		Sub-total	314,840	298,867	278,683

6	Forests
6.1	Wildfire Management		130,169	120,356	117,560
6.2	Wildfire Presuppression and Response		-	192,427	485,000
6.3	Forest Stewardship and Trade		55,072	52,670	56,656
		Sub-total	185,241	365,453	659,216

7	Climate Change Initiatives		41,640	36,469	2,500

8	Canadian Agricultural Partnership		46,630	38,077	42,263

Agriculture and Forestry	33

EXPENSE VOTE BY PROGRAM…continued
(thousands of dollars)			Comparable
			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
CAPITAL GRANTS
2	Rural Programming and Agricultural Societies
2.1	Rural Programming		3,400	3,425	3,425
4	Primary Agriculture
4.8	Irrigation Infrastructure Assistance		14,000	14,000	14,000
Total			788,322	938,348	1,145,431

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Strategy, Planning and Governance		990	228	990

3	Processing, Trade and Intergovernmental Relations
3.2	Food Safety		301	249	301
3.3	Food and Bio-Processing		330	801	1,166
		Sub-total	631	1,050	1,467

4	Primary Agriculture
4.1	Animal Health and Assurance		-	72	-
4.2	Crop Health and Assurance		-	182	-
4.4	Livestock and Crop Research		547	543	1,037
4.6	Environmental Stewardship		-	215	-
4.7	Irrigation and Farm Water		159	317	159
		Sub-total	706	1,329	1,196

6	Forests
6.1	Wildfire Management		11,578	11,233	11,673
6.3	Forest Stewardship and Trade		-	114	-
		Sub-total	11,578	11,347	11,673
Total			13,905	13,954	15,326

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
6	Forests
6.1	Wildfire Management		1,310	1,341	1,310
Total			1,310	1,341	1,310

34	Agriculture and Forestry

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2019-20
		Estimate
1	Canadian Agricultural Partnership Federal funding provided through the bilateral Canadian Agricultural Partnership Agreement is used to support a profitable and innovative agriculture, agri-food and agri-based industry. Program 8	42,263

2	Forest Stewardship and Trade Funding from the Government of Saskatchewan is used to prevent or minimize the potential of mountain pine beetle infestations. Element 6.3	1,000

Total		43,263

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Industry-sponsored Capital Contributions Industry-sponsored contributions for capital spending. Element 4.4	100

Total		100

Agriculture and Forestry	35

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	953	284	300
Rural Programming and Agricultural Societies	-	9	-
Processing, Trade and Intergovernmental Relations	3,200	1,851	2,500
Primary Agriculture	2,100	1,998	1,400
Forests	12,230	9,874	16,286
Climate Change Initiatives	-	3	-
Canadian Agricultural Partnership	-	67	-
Consumption of Inventory
Primary Agriculture	-	21	-
Forests	1,310	1,015	1,310
Valuation Adjustments and Other Provisions
Ministry Support Services	-	67	-
Rural Programming and Agricultural Societies	-	82	-
Processing, Trade and Intergovernmental Relations	-	(291)	-
Primary Agriculture	-	(167)	-
Forests	-	(4)	-
Climate Change Initiatives	-	9	-
Canadian Agricultural Partnership	-	119	-
Capital Payments to Related Parties
Processing, Trade and Intergovernmental Relations	300	-	-

Total	20,093	14,937	21,796

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Processing, Trade and Intergovernmental Relations	-	-	200
Capital Acquired from Related Parties
Forests	-	470	-

Total	-	470	200

36	Agriculture and Forestry

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2019-20
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	17,088	300	-	(29)	17,359
Rural Programming and Agricultural Societies	19,561	-	-	(27)	19,534
Processing, Trade and Intergovernmental Relations	34,406	2,500	-	(856)	36,050
Primary Agriculture	91,714	1,400	-	(7,385)	85,729
Lending	7,407	-	33,196	(7,407)	33,196
Insurance	227,923	-	410,979	(230,395)	408,507
Agriculture Income Support	43,353	-	90,405	(43,353)	90,405
Forests	659,216	17,596	-	(1,815)	674,997
Climate Change Initiatives	2,500	-	-	-	2,500
Canadian Agricultural Partnership	42,263	-	-	-	42,263
Debt Servicing Costs	-	-	67,361	(67,361)	-
Total	1,145,431	21,796	601,941	(358,628)	1,410,540

CAPITAL INVESTMENT
Ministry Support Services	990	-	-	-	990
Processing, Trade and Intergovernmental Relations	1,467	200	-	-	1,667
Primary Agriculture	1,196	-	-	-	1,196
Lending	-	-	2,031	-	2,031
Insurance	-	-	4,861	-	4,861
Agriculture Income Support	-	-	681	-	681
Forests	11,673	-	-	-	11,673
Total	15,326	200	7,573	-	23,099

INVENTORY ACQUISITION Forests	1,310	-	-	-	1,310

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	643,006	-	527,116	(291,267)	878,855
Disaster assistance expense	485,000	-	-	-	485,000
Capital grants	17,425	-	-	-	17,425
Amortization / loss on disposal	-	20,486	7,464	-	27,950
Inventory consumption	-	1,310	-	-	1,310
Debt servicing costs - general	-	-	67,361	(67,361)	-
Total	1,145,431	21,796	601,941	(358,628)	1,410,540

CAPITAL INVESTMENT	15,326	200	7,573	-	23,099

INVENTORY ACQUISITION	1,310	-	-	-	1,310

Agriculture and Forestry	37

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
REVENUE

Internal Government Transfers	-	2,155	-
Transfers from Government of Canada	314,998	279,369	276,666
Investment Income	136,149	137,934	137,332
Premiums, Fees and Licences	484,098	463,330	405,118
Other Revenue	8,856	11,686	6,390

Ministry Total	944,101	894,474	825,506

Inter-Ministry Consolidations	(1,150)	(2,904)	(1,612)
Consolidated Total	942,951	891,570	823,894

EXPENSE

Ministry Support Services	19,779	18,123	17,388
Rural Programming and Agricultural Societies	19,162	19,888	19,561
Processing, Trade and Intergovernmental Relations	65,253	67,099	36,906
Primary Agriculture	102,330	98,226	93,114
Lending	34,825	28,672	33,196
Insurance	493,330	672,995	410,326
Agriculture Income Support	120,487	89,395	90,405
Forests	198,781	376,338	676,812
Climate Change Initiatives	41,640	36,481	2,500
Canadian Agricultural Partnership	46,630	38,263	42,263
Debt Servicing Costs	70,953	69,250	67,361

Ministry Total	1,213,170	1,514,730	1,489,832

Inter-Ministry Consolidations	(80,903)	(82,221)	(79,292)
Consolidated Total	1,132,267	1,432,509	1,410,540
Net Operating Result	(189,316)	(540,939)	(586,646)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	990	228	990
Processing, Trade and Intergovernmental Relations	631	1,050	1,667
Primary Agriculture	706	1,329	1,196
Lending	1,877	1,455	2,031
Insurance	4,046	1,028	4,861
Agriculture Income Support	1,650	2,998	681
Forests	11,578	11,817	11,673

Ministry Total	21,478	19,905	23,099

Inter-Ministry Consolidations	-	(470)	-
Consolidated Total	21,478	19,435	23,099

AMORTIZATION	(27,923)	(22,321)	(27,950)

DISPOSALS OR WRITE OFFS	-	(443)	-

Change in Capital Assets Total	(6,445)	(3,329)	(4,851)

38	Agriculture and Forestry

MINISTRY FINANCIAL STATEMENTS ...continued
CHANGE IN INVENTORY ASSETS
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
INVENTORY ACQUISITION
Forests	1,310	1,341	1,310
Consolidated Total	1,310	1,341	1,310

CONSUMPTION	(1,310)	(1,015)	(1,310)
Change in Inventory Assets Total	-	326	-

Agriculture and Forestry	39

Children’s Services

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate

EXPENSE	1,303,594	1,334,017	1,417,598

CAPITAL INVESTMENT	-	141	84

40

DESCRIPTION OF SUPPLY VOTE ELEMENTS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Services

Supports strategic decision making for the ministry on Government of Alberta mandates.

1.4	Corporate Services

Provides corporate finance, business services and centralized procurement services for the ministry.

2	Child Intervention
2.1	Program Planning and Delivery

Sustains non-program supports for regional service delivery.

2.2	Child Intervention Services

Complies with legislative mandate to assess child safety and provide critical services to families and children.

2.3	Supports for Permanency

Provides financial support to families who adopt or obtain private guardianship of children in permanent government care.

2.4	Kinship and Foster Care Support

Provides culturally-appropriate and diverse supports to children temporarily unable to live in their family home.

3	Child Care
3.1	Child Care Subsidy and Supports

Provides subsidies to low-income families, support for children with unique needs and oversight of program licensing, inspection, and staff certification.

3.2	Child Care Accreditation

Provides funding for the recruitment and retention of qualified and educated staff for child care programs participating in accreditation.

4	Early Intervention Services for Children and Youth
4.1	Early Intervention and Early Childhood Development

Mitigates the need of child intervention services with a continuum of supports for children and families, including parenting resources, home visitation services, and supports for early child development.

4.2	Youth in Transition

Supports vulnerable youth, with previous or current child intervention involvement, transitioning to adulthood through mentoring and bursary programs.

5	Policy, Innovation and Indigenous Connections
5.1	Policy and Innovation

Provides strategic advice and support for innovative policy development and implementation.

5.2	Indigenous Connections

Strengthens relationships between the Ministry and Indigenous and Community Stakeholders and develops strong collaborative partnerships.

Children’s Services	41

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		905	789	789
1.2	Deputy Minister’s Office		800	786	785
1.3	Strategic Services		1,638	875	1,008
1.4	Corporate Services		4,353	4,010	4,009
		Sub-total	7,696	6,460	6,591

2	Child Intervention
2.1	Program Planning and Delivery		12,519	9,706	9,064
2.2	Child Intervention Services		514,050	526,030	573,244
2.3	Supports for Permanency		64,618	63,998	65,898
2.4	Kinship and Foster Care Support		195,728	201,594	221,592
		Sub-total	786,915	801,328	869,798

3	Child Care
3.1	Child Care Subsidy and Supports		269,025	288,347	296,434
3.2	Child Care Accreditation		120,794	119,561	127,360
		Sub-total	389,819	407,908	423,794

4	Early Intervention Services for Children and Youth
4.1	Early Intervention and Early Childhood Development		96,695	95,717	96,050
4.2	Youth in Transition		10,467	11,945	12,363
		Sub-total	107,162	107,662	108,413

5	Policy, Innovation and Indigenous Connections
5.1	Policy and Innovation		8,677	7,630	6,350
5.2	Indigenous Connections		3,325	3,029	2,652
		Sub-total	12,002	10,659	9,002
Total			1,303,594	1,334,017	1,417,598

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
2	Child Intervention
2.1	Program Planning and Delivery		-	7	-
2.2	Child Intervention Services		-	134	84
		Sub-total	-	141	84
Total			-	141	84

42	Children’s Services

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Alberta Child Benefit	175,000	169,064	179,000

DEPARTMENT NON-CASH AMOUNTS
Amortization
Child Intervention	1,555	30	78
Valuation Adjustments and Other Provisions
Ministry Support Services	-	42	-
Child Intervention	1,500	2,076	1,500
Child Care	-	338	-
Early Intervention Services for Children and Youth	-	198	-
Policy, Innovation and Indigenous Connections	-	(72)	-
Total	178,055	171,676	180,578

Children’s Services	43

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE
The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.
RECONCILIATION BY PROGRAM
(thousands of dollars)
		Department		Consolidated
	Voted	Amounts	Consolidation	2019-20
	Supply	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	6,591	-	-	6,591
Child Intervention	869,798	1,578	(2,800)	868,576
Child Care	423,794	-	(4,400)	419,394
Early Intervention Services for Children and Youth	108,413	-	(4,800)	103,613
Policy, Innovation and Indigenous Connections	9,002	-	-	9,002
Alberta Child Benefit	-	179,000	-	179,000
Total	1,417,598	180,578	(12,000)	1,586,176

CAPITAL INVESTMENT
Child Intervention	84	-	-	84

RECONCILIATION BY TYPE OF SPENDING
EXPENSE

Operating expense	1,417,598	180,500	(12,000)	1,586,098
Amortization / loss on disposal	-	78	-	78
Total	1,417,598	180,578	(12,000)	1,586,176

CAPITAL INVESTMENT	84	-	-	84

44	Children’s Services

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2018-19 Budget	2018-19 Actual	2019-20 Estimate
REVENUE

Services to First Nations Reserves	45,678	37,107	45,678
Other Federal Transfers	70,982	73,922	72,593
Premiums Fees and Licenses	-	138	50
Other Revenue	3,856	7,842	5,730
Ministry Total	120,516	119,009	124,051
Consolidated Total	120,516	119,009	124,051

EXPENSE

Ministry Support Services	7,696	6,502	6,591
Child Intervention	789,970	803,434	871,376
Child Care	389,819	408,246	423,794
Early Intervention Services for Children and Youth	107,162	107,860	108,413
Policy, Innovation and Indigenous Connections	12,002	10,587	9,002
Alberta Child Benefit	175,000	169,064	179,000
Ministry Total	1,481,649	1,505,693	1,598,176
Inter-Ministry Consolidations	(10,800)	(13,833)	(12,000)
Consolidated Total	1,470,849	1,491,860	1,586,176
Net Operating Result	(1,350,333)	(1,372,851)	(1,462,125)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Child Intervention	-	141	84
Consolidated Total	-	141	84

AMORTIZATION	(1,555)	(30)	(78)
Change in Capital Assets Total	(1,555)	111	6

Children’s Services	45

Community and Social Services

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20

	Budget	Actual	Estimate

EXPENSE	3,652,335	3,672,307	3,946,626

CAPITAL INVESTMENT	547	491	683

46

DESCRIPTION OF SUPPLY VOTE ELEMENTS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Services

Provides strategic policy, quality assurance, information management and corporate planning services for the ministry.

1.4	Corporate Services

Provides corporate finance, business services and centralized procurement services for the ministry.

1.5	Appeals Panels

Adjudicative bodies created under legislation to review decisions made by program authorities upon citizen appeal.

2	Employment and Income Support

2.1	Program Planning and Delivery

Management and delivery of income support programs that assist Albertans to find and keep jobs, and helps Albertans with low incomes access financial benefits.

2.2	Income Support to People Expected to Work or Working

Financial benefits for Albertans who are able to sustain employment but do not have the resources to meet their basic needs such as food, clothing and shelter.

2.3	Income Support to People with Barriers to Full Employment

Financial benefits for Albertans who face barriers to maintaining full-time employment to meet their basic needs such as food, clothing and shelter.

2.4	Career and Employment Services

Provides access to career, workplace and labour market information that help Albertans find and maintain employment, or identifies training opportunities to secure employment.

3	Assured Income for the Severely Handicapped

3.1	Program Planning and Delivery

Management and delivery of the Assured Income for the Severely Handicapped (AISH) program to provide financial and personal supports to AISH clients.

3.2	Financial Assistance Grants

Financial benefits to eligible Albertans with a severe and permanent disability that causes a substantial limitation in their ability to earn a living.

4	Disability Services

4.1	Program Planning and Delivery

Policy development, planning, coordination to support continuous improvement of supports and services for adults with disabilities in Alberta.

4.2	Persons with Developmental Disabilities - Supports to Albertans

Supports to adults with developmental disabilities to live in their homes, access specialized support requirements, find employment, be included in community life and be as independent as possible.

4.3	Persons with Developmental Disabilities - Direct Operations

Operates facilities owned by the provincial government to provide supports and services to adults with developmental disabilities in residential care settings.

4.4	Family Support for Children with Disabilities

Provides comprehensive support to families of children with disabilities to strengthen the family’s capacity to promote their child’s development and participation in activities in the home and in the community.

4.5	Provincial Disability Supports Initiatives

Provides community support programs for adults with disabilities through such programs as the Alberta Brain Injury Initiative, Residential Access Modification Program, and Cross Disability Supports.

Community and Social Services	47

DESCRIPTION OF SUPPLY VOTE ELEMENTS … continued

4.6	Fetal Alcohol Spectrum Disorder Initiatives

Provides funding to Fetal Alcohol Spectrum Disorder (FASD) Service Networks to provide a continuum of coordinated services to meet the needs of those living with FASD and their caregivers.

4.7	Disability Advocate’s Office

The Advocate’s Office assists persons and their families by helping them navigate the disability system.

5	Homeless and Outreach Support Services

5.1	Program Planning and Delivery

Policy development, management and delivery of programs that support and deliver homeless shelter services, women’s shelter services, outreach support services and Housing First programming.

5.2	Homeless Shelters

Provides funding to support the operations of homeless shelters, and short- and long-term supportive housing sites located in communities throughout the province.

5.3	Women’s Shelters

Provides safe accommodation for women and children in crisis due to family violence, and helps connect them with the resources they need to rebuild their lives.

5.4	Homeless Support Outreach Services

Provides funding to community-based organizations to deliver programs which move individuals and families out of homelessness, including permanent housing using a Housing First approach.

6	Community Supports and Family Safety

6.1	Program Planning and Delivery

Management and delivery of programs and resources that help prevent family violence and support healthy relationships including supports for family and sexual violence, bullying, child and elder abuse.

6.2	Family and Community Support Services

Supports communities in designing and delivering preventative social services that help enhance Albertans’ well-being and increase their ability preparedness for crisis situations.

6.3	Family and Community Safety

Provides community-based organizations with funding for projects that address social issues regarding the prevention of family and sexual violence, bullying, child and elder abuse.

7	Services Provided to Other Ministries

This program reflects funding received from other ministries for the delivery of financial and administrative services provided by the ministry.

48	Community and Social Services

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		792	786	786
1.2	Deputy Minister’s Office		864	807	807
1.3	Strategic Services		5,321	3,458	3,413
1.4	Corporate Services		4,114	3,580	3,459
1.5	Appeals Panels		4,213	4,572	4,020
		Sub-total	15,304	13,203	12,485
2	Employment and Income Support
2.1	Program Planning and Delivery		143,870	141,723	138,942
2.2	Income Support to People Expected to Work or Working		386,954	418,267	468,991
2.3	Income Support to People with Barriers to Full Employment		305,464	301,736	310,647
2.4	Career and Employment Services		72,322	62,939	66,585
		Sub-total	908,610	924,665	985,165
3	Assured Income for the Severely Handicapped
3.1	Program Planning and Delivery		33,681	33,158	32,558
3.2	Financial Assistance Grants		1,098,342	1,109,370	1,252,471
		Sub-total	1,132,023	1,142,528	1,285,029
4	Disability Services
4.1	Program Planning and Delivery		69,842	66,050	68,131
4.2	Persons with Developmental Disabilities - Supports to Albertans		908,760	920,889	971,320
4.3	Persons with Developmental Disabilities - Direct Operations		47,638	47,117	43,110
4.4	Family Support for Children with Disabilities		184,600	181,640	197,500
4.5	Provincial Disability Supports Initiatives		18,006	18,322	17,655
4.6	Fetal Alcohol Spectrum Disorder Initiatives		25,739	24,222	25,739
4.7	Disability Advocate’s Office		1,000	515	1,000
		Sub-total	1,255,585	1,258,755	1,324,455
5	Homeless and Outreach Support Services
5.1	Program Planning and Delivery		4,453	4,286	4,231
5.2	Homeless Shelters		46,809	48,727	48,700
5.3	Women’s Shelters		51,319	50,817	51,319
5.4	Homeless Support Outreach Services		92,850	92,500	92,850
		Sub-total	195,431	196,330	197,100
6	Community Supports and Family Safety
6.1	Program Planning and Delivery		3,805	2,891	2,737
6.2	Family and Community Support Services		100,698	100,396	100,000
6.3	Family and Community Safety		18,245	17,272	22,028
		Sub-total	122,748	120,559	124,765

7	Services Provided to Other Ministries		21,534	14,979	17,627

Community and Social Services	49

EXPENSE VOTE BY PROGRAM ... continued
(thousands of dollars)			Comparable
			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
CAPITAL GRANTS
4	Disability Services
4.1	Program Planning and Delivery		-	195	-
5	Homeless and Outreach Support Services
5.2	Homeless Shelters		-	155	-
5.3	Women’s Shelters		1,100	938	-
		Sub-total	1,100	1,093	-

Total			3,652,335	3,672,307	3,946,626

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
2	Employment and Income Support
2.1	Program Planning and Delivery		-	35	-
2.4	Career and Employment Services		-	33	-
		Sub-total	-	68	-

4	Disability Services
4.2	Persons with Developmental Disabilities - Supports to Albertans		-	12	-
4.3	Persons with Developmental Disabilities - Direct Operations		547	264	683
4.4	Family Support for Children with Disabilities		-	52	-
4.7	Disability Advocate’s Office		-	80	-
		Sub-total	547	408	683
5	Homeless and Outreach Support Services
5.4	Homeless Support Outreach Services		-	15	-

Total			547	491	683

50	Community and Social Services

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2019-20
		Estimate
1	Services Provided to Other Ministries Funding received from ministries used to provide financial and administrative services to other government departments (e.g. corporate services, child care subsidy program delivery and appeals). Element 7.	17,627

Total		17,627

Community and Social Services	51

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	204	-	-
Employment and Income Support	1,013	348	100
Assured Income for the Severely Handicapped	12	14	-
Disability Services	196	290	400
Homeless and Outreach Support Services	-	10	-
Valuation Adjustments and Other Provisions
Ministry Support Services	29	(272)	-
Employment and Income Support	-	(62)	400
Assured Income for the Severely Handicapped	32	87	-
Disability Services	505	246	500
Homeless and Outreach Support Services	-	34	-
Community Supports and Family Safety	-	53	-
Services Provided to Other Ministries	-	43	-

Total	1,991	791	1,400

52	Community and Social Services

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)		Department		Consolidated
	Voted	Amounts	Consolidation	2019-20
	Supply	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	12,485	-	-	12,485
Employment and Income Support	985,165	500	(3,000)	982,665
Assured Income for the Severely Handicapped	1,285,029	-	-	1,285,029
Disability Services	1,324,455	900	(17,000)	1,308,355
Homeless and Outreach Support Services	197,100	-	-	197,100
Community Supports and Family Safety	124,765	-	-	124,765
Services Provided to Other Ministries	17,627	-	(17,627)	-
Total	3,946,626	1,400	(37,627)	3,910,399

CAPITAL INVESTMENT
Disability Services	683	-	-	683

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	3,946,626	900	(37,627)	3,909,899
Amortization / loss on disposal	-	500	-	500
Total	3,946,626	1,400	(37,627)	3,910,399

CAPITAL INVESTMENT	683	-	-	683

Community and Social Services	53

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2018-19 Budget	2018-19 Actual	2019-20 Estimate
REVENUE

Services on First Nations Reserves	47,984	48,281	49,586
Labour Market Development	73,008	69,767	74,755
Premiums, Fees and Licences	389	36	373
Other Revenue	39,585	34,214	29,234

Ministry Total	160,966	152,298	153,948
Inter-Ministry Consolidations	(21,534)	(15,163)	(17,627)
Consolidated Total	139,432	137,135	136,321

EXPENSE
Ministry Support Services	15,537	12,931	12,485
Employment and Income Support	909,623	924,951	985,665
Assured Income for the Severely Handicapped	1,132,067	1,142,629	1,285,029
Disability Services	1,256,286	1,259,486	1,325,355
Homeless and Outreach Support Services	196,531	197,467	197,100
Community Supports and Family Safety	122,748	120,612	124,765
Services Provided to Other Ministries	21,534	15,022	17,627

Ministry Total	3,654,326	3,673,098	3,948,026
Inter-Ministry Consolidations	(34,106)	(37,535)	(37,627)
Consolidated Total	3,620,220	3,635,563	3,910,399
Net Operating Result	(3,480,788)	(3,498,428)	(3,774,078)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Employment and Income Support	-	68	-
Disability Services	547	408	683
Homeless and Outreach Support Services	-	15	-
Consolidated Total	547	491	683

AMORTIZATION	(1,425)	(662)	(500)
Change in Capital Assets Total	(878)	(171)	183

54	Community and Social Services

Culture, Multiculturalism and Status of Women

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate

EXPENSE	331,866	336,995	271,546

CAPITAL INVESTMENT	2,331	2,655	2,331

FINANCIAL TRANSACTIONS	1,559	1,639	1,554

55

DESCRIPTION OF SUPPLY VOTE ELEMENTS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Services

Directs, plans and coordinates the ministry’s strategic support services in the areas of financial services, policy, and planning.

2	Community and Voluntary Support Services
2.1	Program Support

Supports divisional activities through business, operational and financial planning and reporting; policy analysis and strategic planning; performance planning and reporting; and information management.

2.2	Community Engagement

Provides assistance to enhance the capacity of the nonprofit/voluntary sector; provides leadership on civil societies sector issues; leads research, planning, and the Alberta Nonprofit/Voluntary Sector Initiative.

2.3	Community Initiatives Program

Funds community driven initiatives under the following grant funding streams: Project-Based, Operating, Enhanced Capacity Advancement Program (ECAP), Major Cultural and Sport Events, Alberta Culture Days and other grants.

2.4	Other Initiatives

Funds projects that fall outside the parameters of the Community Initiatives Program and Community Facility Enhancement Program.

2.5	Major Fairs

Provides operational grants to support Alberta’s two major agricultural societies, the Calgary Stampede and Exhibition, and Edmonton Northlands.

2.6	Community Facility Enhancement Program

Provides funds to acquire, build, purchase, repair, renovate, upgrade or expand cultural, recreation, sport and other related public-use community facilities.

2.7	Support for Culture Infrastructure

Assists non-profit organizations in the construction of cultural facilities through capital funding.

2.8	Investing in Canada Infrastructure - Community, Culture and Recreation

Funds initiatives to improve access and quality of cultural, recreational and community infrastructure for Canadians, including Indigenous peoples and vulnerable populations.

3	Arts and Creative Industries
3.1	Program Support

Supports divisional activities through business, operational and financial planning and reporting; policy analysis and strategic planning; performance planning and reporting, and information management.

3.2	Arts

Provides funding and support to Alberta’s arts sector through the Alberta Foundation for the Arts and the Foundation’s art collection. Also promotes the value of the arts and manages film classification services.

3.3	Cultural Industries

Supports Alberta’s cultural industries, including books and magazines and sound recording, operates the provincial film commission, and oversees the operation of the Northern and Southern Alberta Jubilee Auditoria.

3.4	Alberta Media Fund

Supports Alberta’s cultural industries sector. Provides grants to support film and television production in Alberta and support for cultural industries initiatives and organizations.

3.5	Assistance to the Alberta Foundation for the Arts

Transfers funding from the Department to the Alberta Foundation for the Arts.

Culture, Multiculturalism and Status of Women	56

DESCRIPTION OF SUPPLY VOTE ELEMENTS . . . continued

4	Francophone Secretariat
4.1	Francophone Secretariat

The coordinating body in the implementation of the cross-government French Policy and acts as a liaison between the government’s various ministries and Alberta’s Francophonie.

4.2	French Language Services

Negotiates and administers federal funding under the multi-year Canada-Alberta Agreement on French-Language Services. Federal funding is used to support the development and delivery of government services in French.

5	Heritage
5.1	Program Support

Supports business, operational and financial planning, policy analysis and strategic planning, information management, web development, divisional marketing, and performance planning and reporting.

5.2	Royal Alberta Museum

The central repository and showcase for much of the Province’s collections and associated knowledge that document the broad range of historic and contemporary Alberta human and natural history.

5.3	Royal Tyrrell Museum

Dedicated to the collection, preservation, research, display, and interpretation of the Province’s rich and diverse palaeontological resources.

5.4	Historic Sites and Other Museums

Administers 17 historical sites and interpretive centres across the Province focused on collecting, conserving, researching and presenting Alberta’s heritage.

5.5	Provincial Archives of Alberta

The primary repository for textual, audiovisual, photographic, and other archival records, acquired from both the government and private sectors.

5.6	Historic Resources Management

Regulates potential adverse effects to significant Alberta historic resources, which include historic buildings, archaeological sites and Aboriginal heritage traditional use sites.

5.7	Support to Glenbow Museum

Provides annual contract funding to the Glenbow to conserve and display government-owned objects in the institution’s collections.

5.8	Heritage Preservation Partnership Programs

Provides project grants to preserve and interpret Alberta’s heritage through research and heritage awareness initiatives and projects to conserve legally protected heritage buildings.

5.9	Support for Provincial Heritage Organizations

Offers annual operational grants to five provincial heritage organizations that provide programs and services to their institutional and individual members.

5.10	Heritage Capital and Repairs

Facilitates investment in equipment and information technology capital throughout a network of 20 museums, historic sites and interpretive centers.

6	Recreation and Physical Activity
6.1	Recreation and Physical Activity Services

Works with national, provincial, and local partners in recreation, physical activity, and sport to develop and advance policy and standards. Also provides grants to recreation and physical activity organizations.

6.2	Sport Development

Partners with and supports Provincial Sport Organizations in enhancing athlete, coach, official, and volunteer development.

6.3	High Performance Sport

Provides and supports opportunities for Alberta’s high performance athletes. Includes administrative services for program delivery, and coordination of Team Alberta and Team Alberta North for multi-sport games.

57	Culture, Multiculturalism and Status of Women

DESCRIPTION OF SUPPLY VOTE ELEMENTS . . . continued

6.4	Alberta Games and Marketing

Provides multi-sport opportunities to celebrate athletes and provide them with a venue to compete and reach their athletic potential. This includes Alberta Summer and Winter Games for youth.

7	Status of Women and Multiculturalism
7.1	Status of Women

Works to develop and promote strategic policies and solutions to improve women’s economic security and prosperity, prevent and address gender-based violence, and increase women’s participation in leadership.

7.2	Multiculturalism and Inclusion

Engages to develop strategies to preserve and celebrate the unique cultures, heritage, and traditions of all Albertans, including ensuring equal access and full participation in social, political and economic spheres.

Culture, Multiculturalism and Status of Women	58

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable		2019-20
			2018-19	2018-19
			Budget	Actual	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		915	1,093	950
1.2	Deputy Minister’s Office		1,378	1,038	910
1.3	Strategic Services		8,693	6,155	5,777
		Sub-total	10,986	8,286	7,637

2	Community and Voluntary Support Services
2.1	Program Support		594	659	765
2.2	Community Engagement		9,750	7,784	8,095
2.3	Community Initiatives Program		25,700	28,382	23,565
2.4	Other Initiatives		6,500	8,635	1,500
2.5	Major Fairs		14,850	14,848	11,175
		Sub-total	57,394	60,308	45,100

3	Arts and Creative Industries
3.1	Program Support		390	323	310
3.2	Arts		3,750	3,302	3,635
3.3	Cultural Industries		17,728	16,578	8,140
3.4	Alberta Media Fund		49,631	49,501	46,700
3.5	Assistance to the Alberta Foundation for the Arts		29,844	29,844	28,355
		Sub-total	101,343	99,548	87,140

4	Francophone Secretariat
4.1	Francophone Secretariat		810	532	800
4.2	French Language Services		1,400	650	650
		Sub-total	2,210	1,182	1,450

5	Heritage
5.1	Program Support		1,557	1,087	950
5.2	Royal Alberta Museum		16,585	15,050	16,770
5.3	Royal Tyrrell Museum		8,145	7,319	6,350
5.4	Historic Sites and Other Museums		11,599	11,860	11,395
5.5	Provincial Archives of Alberta		3,365	3,440	3,310
5.6	Historic Resources Management		6,683	5,847	5,727
5.7	Support to Glenbow Museum		3,588	3,588	3,588
5.8	Heritage Preservation Partnership Programs		1,773	1,704	1,630
5.9	Support for Provincial Heritage Organizations		2,080	2,080	1,915
5.10	Heritage Capital and Repairs		-	373	-
		Sub-total	55,375	52,348	51,635

6	Recreation and Physical Activity
6.1	Recreation and Physical Activity Services		5,308	5,551	4,800
6.2	Sport Development		12,760	11,744	11,175
6.3	High Performance Sport		5,544	5,623	5,545
6.4	Alberta Games and Marketing		3,096	3,669	2,845
		Sub-total	26,708	26,587	24,365

59	Culture, Multiculturalism and Status of Women

EXPENSE VOTE BY PROGRAM ... continued
(thousands of dollars)			Comparable		2019-20
			2018-19	2018-19
			Budget	Actual	Estimate
OPERATING EXPENSE ... continued
7	Status of Women and Multiculturalism
7.1	Status of Women		3,900	3,555	3,585
7.2	Multiculturalism and Inclusion		-	210	1,355
		Sub-total	3,900	3,765	4,940

CAPITAL GRANTS
2	Community and Voluntary Support Services
2.6	Community Facility Enhancement Program		38,000	37,399	25,000
2.7	Support for Culture Infrastructure		35,950	41,025	13,300
2.8	Investing in Canada Infrastructure - Community, Culture and Recreation		-	6,547	10,979
		Sub-total	73,950	84,971	49,279
Total			331,866	336,995	271,546

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
3	Arts and Creative Industries
3.3	Cultural Industries		385	472	385

5	Heritage
5.10	Heritage Capital and Repairs		1,946	2,183	1,946
Total			2,331	2,655	2,331

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
5	Heritage
5.2	Royal Alberta Museum		273	740	273
5.4	Historic Sites and Other Museums		365	305	365
5.5	Provincial Archives of Alberta		12	12	12
		Sub-total	650	1,057	650

CONTAMINATED SITE LIABILITY RETIREMENT
5	Heritage
5.10	Heritage Capital and Repairs		909	582	904
Total			1,559	1,639	1,554

Culture, Multiculturalism and Status of Women	60

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)	2019-20 Estimate
1 French Language Services	650

Federal funding is used to support the development and delivery of government services in French. Element 4.2.

2 Department	2,427

The Department provides financial and administrative services to the Alberta Foundation for the Arts. Costs incurred by the Department for these services are recovered. Program 3.

3 Jubilee Auditoria	7,719

The Jubilee Auditoria collects revenue from rentals, fees and other sources that are used to offset the cost of providing services at the Jubilee Auditoria. Element 3.3.

4 Heritage	14,080

The ministry collects various fees and other revenue that are used to partially offset the cost of providing services. Program 5.

5 Recreation and Physical Activity	3,070

Revenue from donations, fees and other sources are used to fund the cost of sport programs, facilities and services. Program 6.
Total	27,946

61	Culture, Multiculturalism and Status of Women

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate

DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Queen’s Golden Jubilee Scholarship	80	48	80

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	-	7	1
Arts and Creative Industries	767	742	872
Heritage	1,526	3,540	7,312
Recreation and Physical Activity	7	7	7
Status of Women and Multiculturalism	30	3	5
Consumption of Inventory
Heritage	650	722	650
Valuation Adjustments and Other Provisions
Ministry Support Services	137	(201)	137
Community and Voluntary Support Services	-	(93)	-
Arts and Creative Industries	-	49	-
Francophone Secretariat	-	33	-
Heritage	5,000	948	1,000
Recreation and Physical Activity	-	3	-
Write Down or Loss on Disposal of Capital Assets
Ministry Support Services	-	132	-
Arts and Creative Industries	-	44	-
Heritage	-	65	-

Total	8,197	6,049	10,064

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Alternatively Financed Capital Assets
Heritage	-	40	-
Total	-	40	-

Culture, Multiculturalism and Status of Women	62

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2019-20
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	7,637	138	-	-	7,775
Community and Voluntary Support Services	94,379	80	-	-	94,459
Arts and Creative Industries	87,140	872	28,988	(32,332)	84,668
Francophone Secretariat	1,450	-	-	-	1,450
Heritage	51,635	8,962	-	(250)	60,347
Recreation and Physical Activity	24,365	7	-	(1,500)	22,872
Status of Women and Multiculturalism	4,940	5	-	-	4,945
Total	271,546	10,064	28,988	(34,082)	276,516

CAPITAL INVESTMENT
Arts and Creative Industries	385	-	-	-	385
Heritage	1,946	-	-	-	1,946
Total	2,331	-	-	-	2,331

INVENTORY ACQUISITION
Heritage	650	-	-	-	650

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	222,267	1,217	28,980	(34,082)	218,382
Capital grants	49,279	-	-	-	49,279
Amortization / loss on disposal	-	8,197	8	-	8,205
Inventory consumption	-	650	-	-	650
Total	271,546	10,064	28,988	(34,082)	276,516

CAPITAL INVESTMENT	2,331	-	-	-	2,331

INVENTORY ACQUISITION	650	-	-	-	650

63	Culture, Multiculturalism and Status of Women

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2018-19 Budget	2018-19 Actual	2019-20 Estimate
REVENUE

Transfers of Assets or Liabilities from Related Parties	-	51,883	-
Internal Government Transfers	-	76	-
Transfer from Alberta Heritage Scholarship Fund	80	48	80
Transfers from Government of Canada	1,838	7,197	12,314
Investment Income	314	466	100
Premiums, Fees and Licences	7,843	10,619	10,930
Other Revenue	21,694	18,517	16,479

Ministry Total	31,769	88,806	39,903
Inter-Ministry Consolidations	(80)	(52,100)	(80)
Consolidated Total	31,689	36,706	39,823

EXPENSE

Ministry Support Services	11,123	8,224	7,775
Community and Voluntary Support Services	131,424	145,234	94,459
Arts and Creative Industries	100,250	98,063	86,218
Francophone Secretariat	2,210	1,215	1,450
Heritage	62,551	57,623	60,597
Recreation and Physical Activity	26,715	26,597	24,372
Status of Women and Multiculturalism	3,930	3,768	4,945

Ministry Total	338,203	340,724	279,816
Inter-Ministry Consolidations	(12,645)	(14,089)	(3,300)
Consolidated Total	325,558	326,635	276,516
Net Operating Result	(293,869)	(289,929)	(236,693)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Arts and Creative Industries	385	472	385
Heritage	1,946	2,223	1,946
Consolidated Total	2,331	2,695	2,331

AMORTIZATION	(2,338)	(4,307)	(8,205)

DISPOSALS OR WRITE OFFS	-	(241)	-
Change in Capital Assets Total	(7)	(1,853)	(5,874)

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Heritage	650	1,057	650
Consolidated Total	650	1,057	650

CONSUMPTION	(650)	(722)	(650)
Change in Inventory Assets Total	-	335	-

Culture, Multiculturalism and Status of Women	64

Economic Development, Trade and Tourism

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate

EXPENSE	408,159	400,886	298,367

CAPITAL INVESTMENT	25	24	25

65

DESCRIPTION OF SUPPLY VOTE ELEMENTS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Policy and Corporate Services

Provides strategic policy, planning and evaluation services across the ministry and delivers integrated corporate services for the ministry.

2	Economic Development

2.1	Program Delivery Support

Oversees economic development grant and tax credit programs. The Access to Capital branch engages with finance and venture capital stakeholders to increase investment.

2.2	Industry Development

Leads industrial growth strategies for Alberta’s key industry sectors. Includes support for energy value added sectors, transportation and construction sectors, and emerging new sectors.

2.3	Entrepreneurship and Regional Development

Provides services through a network of nine regional offices; helps facilitate economic development by providing targeted services, knowledge and expertise to communities and regions across the province.

2.4	Northern Alberta Development Council

Provides a northern perspective on social and economic development issues.

2.5	Transfer to Alberta Enterprise Corporation

Operating grant to the Alberta Enterprise Corporation, which helps attract venture capital funds to Alberta to invest in knowledge-based companies.

3	Trade and Investment Attraction

3.1	Program Delivery Support

Provides support to divisional activities and includes Alberta Export Expansion Package program, which help Alberta companies succeed in international markets.

3.2	Trade Policy

Coordinates Alberta’s participation in trade and investment agreements and negotiations, as well as related organizations and legislation. Represents Alberta’s interests in international trade disputes.

3.3	Investment Attraction and Export Development

Develops a government-wide investment strategy, tools and processes and delivers focused investment attraction and trade activities that identify potential investment and export opportunities globally.

3.4	International Offices

Focuses on accessing new global markets and develops important business relationships worldwide through trade promotion, investment attraction and advocacy initiatives.

4	Science and Innovation

4.1	Program Delivery Support

Provides support to divisional activities to promote a cohesive research ecosystem, commercialization of innovative products and processes, and solutions for Alberta industry.

4.2	Innovation and System Engagement

Supports the Alberta Innovates Corporation, the Alberta Research and Innovation Framework, the minister’s Alberta

Research and Innovation Advisory Committee, and a research infrastructure grant program.

4.3	Science and Innovation Policy and Strategy

Focuses on Alberta’s science policy, strategic research and innovation initiatives. Develops and implements policies, strategies and programs to improve Alberta’s research and innovation system performance.

Economic Development, Trade and Tourism	66

DESCRIPTION OF SUPPLY VOTE ELEMENTS…continued

4.4	Technology Partnerships and Investments

Fosters strategic technology partnerships between businesses and Alberta’s innovation system to drive knowledge economy growth, attract innovation investments, and enhance economic, social and environmental outcomes.

4.5	Grants to Alberta Innovates Corporation

Provides operating grants to the Alberta Innovates Corporation, key delivery agent for the government’s research and innovation initiatives.

5	Jobs, Investment and Diversification

Includes tax credit program, providing tax incentives to encourage investments in non-traditional sectors, boosting access to capital, helping Alberta’s businesses compete with other jurisdictions.

6	Tourism

6.1	Program Support

Provides support to divisional activities in the areas of business, operational and financial planning.

6.2	Destination Development and Visitor Services

Provides support to partners to develop new destinations, attractions, experiences and accommodations. Works with industry and community partners to deliver programming to attract visitors to Alberta.

6.3	Policy and Business Development

Works to address policies and regulations that impact the growth of the tourism industry.

6.4	Assistance to Travel Alberta Corporation

Operating grants to Travel Alberta (tourism marketing organization).

7	Climate Change

7.1	Innovation and Technology

Develops and implements innovation and technology policies and strategies to reduce greenhouse gas emissions and prepare Alberta for the lower carbon and economic diversification.

67	Economic Development, Trade and Tourism

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable

			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		954	1,151	1,182
1.2	Deputy Minister’s Office		852	846	851
1.3	Strategic Policy and Corporate Services		10,568	9,577	8,367
		Sub-total	12,374	11,574	10,400

2	Economic Development
2.1	Program Delivery Support		10,076	9,808	8,187
2.2	Industry Development		7,038	5,720	3,988
2.3	Entrepreneurship and Regional Development		4,832	4,614	4,588
2.4	Northern Alberta Development Council		2,318	2,220	2,076
2.5	Transfer to Alberta Enterprise Corporation		750	750	750
		Sub-total	25,014	23,112	19,589

3	Trade and Investment Attraction
3.1	Program Delivery Support		3,782	3,361	2,232
3.2	Trade Policy		1,245	919	885
3.3	Investment Attraction and Export Development		13,658	11,697	10,633
3.4	International Offices		10,371	9,710	8,649
		Sub-total	29,056	25,687	22,399

4	Science and Innovation
4.1	Program Delivery Support		563	433	431
4.2	Innovation and System Engagement		32,511	31,813	29,275
4.3	Science and Innovation Policy and Strategy		7,953	7,801	4,457
4.4	Technology Partnerships and Investments		21,096	20,842	8,608
4.5	Grants to Alberta Innovates Corporation		175,749	175,749	141,924
		Sub-total	237,872	236,638	184,695

5	Jobs, Investment and Diversification		2,203	2,757	2,480

6	Tourism
6.1	Program Support		600	556	543
6.2	Destination Development and Visitor Services		6,125	7,078	5,914
6.3	Policy and Business Development		4,175	3,399	2,737
6.4	Assistance to Travel Alberta Corporation		44,130	44,130	41,860
		Sub-total	55,030	55,163	51,054

7	Climate Change
7.1	Innovation and Technology		44,020	43,360	-

CAPITAL GRANTS
6	Tourism
6.2	Destination Development and Visitor Services		-	-	1,500

Economic Development, Trade and Tourism	68

EXPENSE VOTE BY PROGRAM … continued

(thousands of dollars)		Comparable

		2018-19	2018-19	2019-20
		Budget	Actual	Estimate
CAPITAL PAYMENTS TO RELATED PARTIES
4	Science and Innovation
4.5	Grants to Alberta Innovates Corporation	1,590	1,595	2,250

7	Climate Change
7.1	Innovation and Technology	1,000	1,000	4,000

Total		408,159	400,886	298,367

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic Policy and Corporate Services	25	24	25

Total		25	24	25

69	Economic Development, Trade and Tourism

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Jobs, Investment and Diversification	28,340	21,867	23,384
Climate Change	2,000	480	-

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	25	28	28
Tourism	52	48	48
Valuation Adjustments and Other Provisions
Ministry Support Services	-	110	-
Economic Development	-	(74)	-
Trade and Investment Attraction	-	85	-
Science and Innovation	-	(7)	-
Jobs, Investment and Diversification	-	64	-
Tourism	-	(23)	-
Climate Change	-	27	-
Write Down or Loss on Disposal of Capital Assets
Tourism	-	21	-

Total	30,417	22,626	23,460

Economic Development, Trade and Tourism	70

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2019-20
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	10,400	28	-	-	10,428
Economic Development	19,589	-	-	(750)	18,839
Trade and Investment Attraction	22,399	-	-	-	22,399
Science and Innovation	186,945	-	-	(175,011)	11,934
Jobs, Investment and Diversification	2,480	23,384	-	-	25,864
Tourism	52,554	48	43,104	(41,860)	53,846
Alberta Enterprise Corporation	-	-	1,850	-	1,850
Climate Change	4,000	-	-	(4,000)	-
Alberta Innovates Corporation	-	-	202,425	(52,750)	149,675
Total	298,367	23,460	247,379	(274,371)	294,835

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25
Alberta Innovates Corporation	-	-	14,750	-	14,750
Total	25	-	14,750	-	14,775

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	290,617	23,384	240,125	(268,121)	286,005
Capital grants	1,500	-	-	-	1,500
Amortization / loss on disposal	-	76	7,254	-	7,330
Capital payments to related parties	6,250	-	-	(6,250)	-
Total	298,367	23,460	247,379	(274,371)	294,835

CAPITAL INVESTMENT	25	-	14,750	-	14,775

71	Economic Development, Trade and Tourism

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
REVENUE

Internal Government Transfers	119,973	119,134	93,730
Transfers from Government of Canada	5,369	5,244	4,000
Investment Income	1,051	796	6,350
Premiums, Fees and Licences	4,225	296	390
Other Revenue	51,348	55,918	45,737

Ministry Total	181,966	181,388	150,207
Inter-Ministry Consolidations	(120,579)	(121,415)	(99,859)
Consolidated Total	61,387	59,973	50,348

EXPENSE

Ministry Support Services	12,399	11,722	10,428
Economic Development	24,264	22,015	18,839
Trade and Investment Attraction	29,056	25,772	22,399
Science and Innovation	49,124	57,830	42,771
Jobs, Investment and Diversification	30,543	24,688	25,864
Tourism	56,249	56,740	53,846
Alberta Enterprise Corporation	2,000	1,847	1,850
Climate Change	5,020	2,867	-
Alberta Innovates Corporation	288,216	278,136	202,425

Ministry Total	496,871	481,617	378,422
Inter-Ministry Consolidations	(110,837)	(125,374)	(83,587)
Consolidated Total	386,034	356,243	294,835
Net Operating Result	(324,647)	(296,270)	(244,487)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	25	24	25
Tourism	-	9	-
Alberta Innovates Corporation	11,090	7,311	14,750
Consolidated Total	11,115	7,344	14,775

AMORTIZATION	(7,660)	(6,900)	(7,330)

DISPOSALS OR WRITE OFFS	-	(13)	-
Change in Capital Assets Total	3,455	431	7,445

Economic Development, Trade and Tourism	72

Education

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate

EXPENSE	4,923,161	4,920,514	4,916,835

CAPITAL INVESTMENT	565	378	751

FINANCIAL TRANSACTIONS	15,034	15,026	15,678

73

DESCRIPTION OF SUPPLY VOTE ELEMENTS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides financial administration and operations, policy and legislation development, contracts management, and project management.

2	Operating Support for Public and Separate Schools
2.1	Operational Funding

Provides funding to school authorities for early childhood services to Grade 12 education programs.

2.2	Regional Collaborative Services Delivery

Provides cross-ministry local and regional supports for children and students who have been identified as having low incidence disability or complex needs.

2.3	Plant Operations and Maintenance

Funds operating and routine maintenance of school facilities to ensure a safe and healthy learning environment is provided for students.

2.4	Transportation

Funds student transportation services.

2.5	Inclusive Education

Funds school authorities to support the unique learning needs of students in an inclusive education system.

2.6	Education System Support

Facilitates Kindergarten to Grade 12 budgeting and grant management, capital planning, curriculum development, accredited teacher certifications, international education, and student assessment.

2.7	First Nations, Métis and Inuit and Alberta’s Approach to First Nations Education

Funds school authorities and First Nation education authorities for additional instructional supports.

3	Accredited Private Schools and Early Childhood Service Operators
3.1	Accredited Private Schools Support

Provides funding to accredited independent schools and designated special education for children in Kindergarten to Grade 12.

3.2	Accredited Private Early Childhood Service Operators Support

Provides funding to accredited independent early childhood service operators to provide education programs.

4	School Facilities
4.1	School Facilities Infrastructure

Provides additional funding to modernize existing schools or infrastructure maintenance and renewal projects.

4.2	Alberta Schools Alternative Procurement

Debt servicing costs for P3 schools built under Alberta Schools Alternative Procurement projects.

Education	74

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		769	1,423	1,019
1.2	Deputy Minister’s Office		664	722	664
1.3	Corporate Services		7,547	8,170	4,827
		Sub-total	8,980	10,315	6,510
2	Operating Support for Public and Separate Schools
2.1	Operational Funding		2,875,914	2,869,813	2,880,857
2.2	Regional Collaborative Services Delivery		65,953	62,623	62,743
2.3	Plant Operations and Maintenance		605,818	604,455	613,427
2.4	Transportation		306,692	291,263	294,586
2.5	Inclusive Education		460,649	465,416	470,725
2.6	Education System Support		106,892	91,502	74,831
2.7	First Nations, Métis and Inuit and Alberta’s Approach to First Nations		81,300	97,233	81,700
	Education
		Sub-total	4,503,218	4,482,305	4,478,869
3	Accredited Private Schools and Early Childhood Service Operators
3.1	Accredited Private Schools Support		166,459	172,075	174,616
3.2	Accredited Private Early Childhood Service Operators Support		107,560	114,332	116,040
		Sub-total	274,019	286,407	290,656
4	School Facilities
4.1	School Facilities Infrastructure		-	548	-

CAPITAL GRANTS
4	School Facilities
4.1	School Facilities Infrastructure		2,000	595	1,000

DEBT SERVICING
4	School Facilities
4.2	Alberta Schools Alternative Procurement		28,444	28,442	27,800

CAPITAL PAYMENTS TO RELATED PARTIES
2	Operating Support for Public and Separate Schools
2.1	Operational Funding		-	21	-

4	School Facilities
4.1	School Facilities Infrastructure		106,500	111,881	112,000

Total			4,923,161	4,920,514	4,916,835

75	Education

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2018-19	2018-19	2019-20
		Budget	Actual	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2	Operating Support for Public and Separate Schools
2.6	Education System Support	565	378	751

Total		565	378	751

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
4	School Facilities
4.2	Alberta Schools Alternative Procurement	15,034	15,026	15,678

Total		15,034	15,026	15,678

Education	76

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2019-20
		Estimate
1	French Language Program	11,000

	Funding is received from the federal government to support French minority language and second language education programs. Element 2.1.

2	Diploma Exam Rewrites	1,530

	Revenue generated from the fees collected from students and from sales of diploma examinations outside of Alberta funds the cost of writing examinations for retesting and rescoring. Element 2.6.

3	High School Transcripts	1,400

	Revenue is generated from the fees collected for the delivery of high school transcripts and copyrights. Element 2.6.

4	Educational Print Services	1,500

	Revenue is generated from the sale of educational print services such as curriculum booklets. Brochures, posters and other materials are also sold through the Queen’s Printer. Element 2.6.

5	Teacher Certification	775

	Revenue is generated from fees collected for the evaluation of teacher credentials and the costs associated with the issuance of teacher certificates. Element 2.6.

6	Other Fees and Licences	20

	Revenue is generated from the fees collected from the licence agreements for achievement tests and diploma examinations. Element 2.6.

Total		16,225

77	Education

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
DEPARTMENT STATUTORY AMOUNTS

Operating Expense
Teachers’ Pension - Current Service Payment	410,064	405,268	405,400

DEPARTMENT NON-CASH AMOUNTS

Amortization
Operating Support for Public and Separate Schools	6,979	5,379	7,057
Valuation Adjustments and Other Provisions
Ministry Support Services	-	(40)	-
Operating Support for Public and Separate Schools	-	133	-
Teachers’ Pension Provision	(128,012)	(110,537)	(113,238)
Write Down or Loss on Disposal of Capital Assets
Operating Support for Public and Separate Schools	-	6	-
Capital Payments to Related Parties
Operating Support for Public and Separate Schools	-	3	-

Total	289,031	300,212	299,219

Education	78

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2019-20 Estimate
EXPENSE
Ministry Support Services	6,510	-	-	-	6,510
Instruction - ECS to Grade 12	3,433,282	405,400	8,524,814	(5,964,281)	6,399,215
Operations and Maintenance	613,427	-	702,272	(609,105)	706,594
Student Transportation	294,586	-	362,242	(294,586)	362,242
Accredited Private Schools and Early Childhood Service Operators	290,656	-	-	-	290,656
School Facilities	113,000	-	349,000	(112,000)	350,000
Governance and System Administration	-	-	278,672	-	278,672
Program Support Services	137,574	7,057	104,685	(62,743)	186,573
Debt Servicing Costs	27,800	-	12,356	(3,764)	36,392
Pension Provision	-	(113,238)	-	-	(113,238)
Total	4,916,835	299,219	10,334,041	(7,046,479)	8,503,616

CAPITAL INVESTMENT
School Facilities	-	-	738,160	-	738,160
Program Support Services	751	-	-	-	751
Total	751	-	738,160	-	738,911

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	4,776,035	405,400	9,972,685	(6,930,715)	8,223,405
Capital grants	1,000	-	-	-	1,000
Amortization / loss on disposal	-	7,057	349,000	-	356,057
Debt servicing costs - general	-	-	12,227	(3,635)	8,592
Debt servicing costs - Capital Plan	27,800	-	129	(129)	27,800
Pension provisions	-	(113,238)	-	-	(113,238)
Capital payments to related parties	112,000	-	-	(112,000)	-
Total	4,916,835	299,219	10,334,041	(7,046,479)	8,503,616

CAPITAL INVESTMENT	751	-	738,160	-	738,911

79	Education

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
REVENUE

Education Property Tax	2,446,000	2,441,044	2,454,700
Transfers from Government of Canada	114,719	114,885	119,963
Premiums, Fees and Licences	179,305	166,867	192,734
Investment Income	14,183	24,734	26,083
Internal Government Transfers	20,283	326,120	316,583
Fundraising, Gifts and Donations	80,461	76,134	66,153
Other Revenue	163,336	171,350	187,106

Ministry Total	3,018,287	3,321,134	3,363,322

Inter-Ministry Consolidations	(21,333)	(326,226)	(316,583)
Consolidated Total	2,996,954	2,994,908	3,046,739

EXPENSE
Ministry Support Services	8,980	10,275	6,510
Instruction - ECS to Grade 12	6,206,613	6,380,724	6,399,360
Operations and Maintenance	722,603	745,930	706,594
Student Transportation	352,690	375,309	362,242
Accredited Private Schools and Early Childhood Service Operators	274,019	286,284	290,656
School Facilities	349,000	413,616	350,000
Governance and System Administration	248,907	278,678	278,672
Program Support Services	208,444	198,012	186,573
Debt Servicing Costs	40,826	45,182	40,156
Pension Provision	(128,012)	(110,537)	(113,238)
Ministry Total	8,284,070	8,623,473	8,507,525

Inter-Ministry Consolidations	(25,924)	(58,963)	(3,909)
Consolidated Total	8,258,146	8,564,510	8,503,616
Net Operating Result	(5,261,192)	(5,569,602)	(5,456,877)

CHANGE IN CAPITAL ASSETS
INVESTMENT

School Facilities	741,344	677,170	738,160
Program Support Services	565	378	751
Consolidated Total	741,909	677,548	738,911

AMORTIZATION	(353,979)	(412,850)	(356,057)

DISPOSALS OR WRITE OFFS	-	(6)	-
Change in Capital Assets Total	387,930	264,692	382,854

Education	80

Energy

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate

EXPENSE	221,196	204,072	1,761,001

CAPITAL INVESTMENT	874	11	874

FINANCIAL TRANSACTIONS	96,970	404,875	98,899

81

DESCRIPTION OF SUPPLY VOTE ELEMENTS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Associate Minister’s Office

Works with the minister to advance Alberta’s energy sector.

1.3	Deputy Minister’s Office

Supports the minister in achieving business plan and strategic goals of the ministry, government, and public service.

1.4	Associate Deputy Minister’s Office

Supports the associate minister (natural gas).

1.5	Corporate Services

Provides strategic, financial, legal, and accommodations advice and services to support ministry objectives and requirements.

2	Resource Development and Management
2.1	Energy Operations

Conducts the assessment, calculation, collection and audit of non-renewable resource revenues, freehold mineral taxes, and bonuses, sales, rentals and fees related to crown mineral rights.

2.2	Energy Policy

Conducts the research, design, and development of energy policy to strategically support government initiatives.

2.3	Canadian Energy Centre

An information hub that will respond in real time to misinformation about Alberta’s energy industry.

3	Cost of Selling Oil

Costs incurred by the Alberta Petroleum Marketing Commission (APMC) in selling crude oil on behalf of the department.

4	Climate Change
4.1	Climate Change Initiatives

Supports the design and implementation of climate change programs.

4.2	Regulated Rate Option Price Ceiling

Costs related to the electricity price cap program to protect regulated rate option (RRO) consumers from the volatility of electricity prices.

4.3	Renewable Electricity Program

Costs incurred to support renewable energy projects through the development and construction of infrastructure and the subsequent generation of renewable energy.

4.4	Coal Phase-Out Agreements

Costs incurred to support the elimination of coal power generation by 2030 by providing transition payments to companies.

5	Market Access
5.1	Crude by Rail

Helps address market access issues by transporting crude oil by railway.

Energy	82

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		830	1,013	1,070
1.2	Associate Minister’s Office		-	-	572
1.3	Deputy Minister’s Office		684	626	667
1.4	Associate Deputy Minister’s Office		-	-	552
1.5	Corporate Services		4,109	3,391	4,082
		Sub-total	5,623	5,030	6,943

2	Resource Development and Management
2.1	Energy Operations		23,632	19,467	21,792
2.2	Energy Policy		35,813	39,292	43,666
2.3	Canadian Energy Centre		-	-	30,000
		Sub-total	59,445	58,759	95,458

3	Cost of Selling Oil		79,600	79,512	83,000

4	Climate Change
4.1	Climate Change Initiatives		2,076	1,343	-
4.2	Regulated Rate Option Price Ceiling		74,310	53,466	67,200
4.3	Renewable Electricity Program		142	112	8,400
		Sub-total	76,528	54,921	75,600

CRUDE BY RAIL EXPENSE
5	Market Access
5.1	Crude by Rail		-	5,850	1,500,000
Total			221,196	204,072	1,761,001

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.5	Corporate Services		874	11	874
Total			874	11	874

83	Energy

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2018-19	2018-19	2019-20
		Budget	Actual	Estimate
LEGAL LIABILITY RETIREMENT
2	Resource Development and Management
2.1	Energy Operations	-	15	1,929

4	Climate Change
4.4	Coal Phase-Out Agreements	96,970	96,970	96,970

PREPAID EXPENSE
5	Market Access
5.1	Crude by Rail	-	307,890	-
Total		96,970	404,875	98,899

Energy	84

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Carbon Capture and Storage	1,284	1,016	788
Capital Grants
Carbon Capture and Storage	272,220	164,896	135,680

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	500	390	500
Valuation Adjustments and Other Provisions
Resource Development and Management	40	3,682	40
Climate Change	29,907	29,907	27,872

Total	303,951	199,891	164,880

85	Energy

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2019-20 Estimate
EXPENSE
Ministry Support Services	6,943	500	-	-	7,443
Resource Development and Management	95,458	40	5,000	(5,000)	95,498
Cost of Selling Oil	83,000	-	-	-	83,000
Climate Change	75,600	27,872	-	-	103,472
Market Access	1,500,000	-	-	-	1,500,000
Carbon Capture and Storage	-	136,468	-	-	136,468
Energy Regulation	-	-	236,331	-	236,331
Orphan Well Abandonment	-	-	55,813	-	55,813
Utilities Regulation	-	-	32,885	-	32,885
Total	1,761,001	164,880	330,029	(5,000)	2,250,910

CAPITAL INVESTMENT
Ministry Support Services	874	-	-	-	874
Energy Regulation	-	-	12,300	-	12,300
Utilities Regulation	-	-	1,000	-	1,000
Total	874	-	13,300	-	14,174

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	261,001	28,700	316,729	(5,000)	601,430
Capital grants	-	135,680	-	-	135,680
Amortization / loss on disposal	-	500	13,300	-	13,800
Crude by rail expense	1,500,000	-	-	-	1,500,000
Total	1,761,001	164,880	330,029	(5,000)	2,250,910

CAPITAL INVESTMENT	874	-	13,300	-	14,174

Energy	86

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2018-19 Budget	2018-19 Actual	2019-20 Estimate
REVENUE
Freehold Mineral Rights Tax	87,000	66,882	67,000
Natural Gas and By-Products Royalty	541,000	535,925	362,000
Crude Oil Royalty	1,053,000	1,149,125	1,163,000
Bitumen Royalty	1,785,000	3,213,729	4,682,000
Coal Royalty	11,000	9,803	9,000
Bonuses and Sales of Crown Leases	327,000	360,467	164,000
Rentals and Fees	112,000	159,961	147,000
Energy Regulation Industry Levies and Licences	297,841	298,528	288,535
Utility Regulation Industry Levies and Licences	34,724	31,125	31,685
Investment Income	1,167	2,601	1,167
Other Revenue	905	30,318	1,905
Other Premiums, Fees and Licences	3,542	9,545	3,542
Net Income Alberta Petroleum Marketing Commission	118,798	(215,109)	(172,482)
Net Income Balancing Pool	160,931	360,880	210,192
Ministry Total	4,533,908	6,013,780	6,958,544
Inter-Ministry Consolidations	-	(146)	-
Consolidated Total	4,533,908	6,013,634	6,958,544

EXPENSE
Ministry Support Services	6,123	5,420	7,443
Resource Development and Management	59,485	62,441	95,498
Cost of Selling Oil	79,600	79,512	83,000
Climate Change	106,435	84,828	103,472
Market Access	-	5,850	1,500,000
Carbon Capture and Storage	273,504	165,912	136,468
Energy Regulation	253,250	259,451	236,331
Orphan Well Abandonment	45,500	45,959	55,813
Utilities Regulation	35,924	32,181	32,885
Ministry Total	859,821	741,554	2,250,910
Inter-Ministry Consolidations	-	(985)	-
Consolidated Total	859,821	740,569	2,250,910
Net Operating Result	3,674,087	5,273,065	4,707,634

87	Energy

MINISTRY FINANCIAL STATEMENTS … continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
INVESTMENT
Ministry Support Services	874	11	874
Energy Regulation	15,000	19,145	12,300
Utilities Regulation	1,000	907	1,000
Consolidated Total	16,874	20,063	14,174

AMORTIZATION	(13,800)	(17,652)	(13,800)

DISPOSALS OR WRITE OFFS	-	(111)	-
Change in Capital Assets Total	3,074	2,300	374

Energy	88

Environment and Parks

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate

EXPENSE	719,133	639,579	651,209

CAPITAL INVESTMENT	63,394	57,855	72,110

FINANCIAL TRANSACTIONS	100	-	4,019

89

DESCRIPTION OF SUPPLY VOTE ELEMENTS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Legal Services

Supports the ministry by providing timely and effective legal and related strategic advice to help the ministry achieve its business objectives.

1.4	Corporate Services

Provides overall corporate support services for the ministry including finance, accommodation, business planning and annual reporting.

2	Air
2.1	Air Policy

Develops policy options that are aligned with provincial air quality outcomes that are integrated with social and economic considerations.

2.2	Air Partners and Stewardship

Works with local airshed partnerships through education program development and implementation, providing standards and technical oversight for air quality monitoring and ensures the efficient use of resources.

2.3	Air Quality Management

Works to promote and achieve Alberta’s clean air agenda by regulating environmental approvals for facilities and monitoring non-point source emissions of concern to Albertans.

3	Land
3.1	Land Policy

Develops, coordinates, and evaluates polices related to rangeland management, land conservation, reclamation and remediation, waste management and public lands management.

3.2	Public Land Management

Develops and implements regional and sub-regional land use plans, and manages public land use in support of diverse interests including agricultural use, peat and aggregate extraction, tourism and recreational use.

3.3	Rangeland Management

Evaluates and manages requests made on public land to provide agricultural economic opportunities and make ecologically sound management decisions.

3.4	Rangeland Programs and Stewardship

Supports the effective management of agricultural public lands by developing and updating policies, maintaining relevant legislation and cultivating key partnerships to promote range management principles.

4	Water
4.1	Water Policy

Develops policies and programs supporting the key strategies and associated outcomes for provincial water management through regulatory delivery and partnerships that ensure these objectives are achieved.

4.2	Water Partners and Stewardship

Works with organizations such as the Alberta Water Council, Watershed Planning and Advisory Councils and Watershed Stewardship Groups to achieve the desired outcomes of Alberta’s Water for Life strategy.

4.3	Water Management

Responsible for the comprehensive operation and maintenance of Government of Alberta owned water management infrastructure and administration of the Provincial Dam Safety program under the Water Act .

4.4	Flood Adaptation

Provides services related to flood and drought mitigation and adaptation by working closely with municipalities, First Nations, stakeholders and Government to improve the province’s flood and drought resilience.

Environment and Parks	90

DESCRIPTION OF SUPPLY VOTE ELEMENTS … continued

5	Fish and Wildlife
5.1	Fish and Wildlife Policy

Supports the Government of Alberta’s conservation, management and wise use of fisheries and wildlife resources through policy development and management.

5.2	Fisheries Management

Responsible for the conservation, management, status, stocking, allocation and use of fish stocks for recreational, commercial and domestic purposes.

5.3	Wildlife Management

Develops and implements programs to manage populations, ensure habitats are maintained, recovering species at risk and ensure that emergent wildlife disease threats are identified and response strategies developed.

6	Integrated Planning
6.1	Resource Management

Supports the department’s approvals and compliance assurance programs, as well as the delivery of the Alberta’s integrated resource management system. Includes regional and sub-regional plans.

6.2	Regional Cumulative Effects Management

Implements the Land-use Framework and coordinates with the Land Use Secretariat to address the impacts of development on land, air, water and biodiversity at regional and sub-regional levels.

6.3	Environmental Emergency Response

The Support and Emergency Response Team (ASERT) maintains a provincial program in environmental emergency management that includes preparing and responding to environmental emergencies across the province.

7	Parks
7.1	Parks Operations

Provides program development, operations and maintenance, management of contracted facility operators, as well as program delivery activities.

7.2	Parks Visitor Experience

Provides a diverse range of functions, including information services, visitor centre operations, interpretive programming, and outreach and educational activities.

7.3	Parks Conservation Management

Conducts natural resource inventories assessments, land use disposition and permitting management, wildlife monitoring, and invasive species, insect and disease control.

7.4	Parks Public Safety and Security

Conserves Alberta parks and public lands through public education, enforcement activities, security patrols, search and rescue operations and assistance with provincial emergencies.

7.5	Parks Infrastructure Management

Provides capital planning, life-cycle maintenance, upgrading and development of new park infrastructure.

8	Land Use Secretariat

Provides the leadership, support and expertise to government ministries on implementing the Land-use Framework by integrating, coordinating, and supporting land-use planning in the province.

9	Science and Monitoring
9.1	Environmental Science, Monitoring, Evaluation and Reporting

Provides provincial ambient environmental monitoring, evaluation and reporting based on sound science and evidence to inform policy and regulatory decision-making.

9.2	Oil Sands Environmental Monitoring

A joint commitment between the federal government and Alberta to implement scientifically, comprehensive, integrated and transparent environmental monitoring of oil sands development activities.

91	Environment and Parks

DESCRIPTION OF SUPPLY VOTE ELEMENTS … continued

10	Emissions Management
10.1	Regulatory and Operations

Funds and administers the Carbon Competitiveness Incentive and Specified Gas Reporting Regulations, Renewable Fuel Standard, and the Technology Innovation and Emissions Reduction (TIER) system among others.

10.2	Technology Innovation and Emissions Reduction

Funds investments in technology and innovation to support emissions reductions in Alberta.

10.3	Oil Sands Innovation

A funding program that supports emissions reductions for facilities with the highest emission intensity of bitumen production in the Alberta oil sands.

10.4	Other Investments

Provides funding for ongoing programs that support emissions reductions including through energy efficiency and bioenergy.

11	Quasi-Judicial Bodies
11.1	Natural Resources Conservation Board

Conducts independent public reviews of major, non-energy natural resource projects and regulates Alberta’s confined feeding operations for livestock.

11.2	Surface Rights and Land Compensation Boards

Conducts alternate dispute resolution proceedings and hearings for parties who fail to agree on issues related to resource activity and power transmission lines on privately owned lands or occupied crown lands.

11.3	Environmental and Public Lands Appeal Board

Provides fair, impartial and efficient resolution of appeals under various acts and regulations of certain decisions made by Alberta Environment and Parks.

12	2013 Alberta Flooding
12.1	Infrastructure Recovery

Authorizes flood recovery and facilitated regulatory authorizations under the Water Act and Public Lands Act to rebuild flood damaged infrastructure and new mitigation infrastructure as a result of 2013 flooding.

12.2	Parks Flood Recovery

Provides recovery, repair, maintenance and mitigation of flood damage in the Kananaskis and South Regions of Alberta due to the 2013 Alberta Flood.

12.3	Community Stabilization

Supports communities to ensure that facilities, spillways and infrastructure are maintained and constructed to minimize the impact of future flooding.

Environment and Parks	92

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		722	689	980
1.2	Deputy Minister’s Office		676	525	673
1.3	Legal Services		327	310	327
1.4	Corporate Services		24,981	22,792	20,630
		Sub-total	26,706	24,316	22,610

2	Air
2.1	Air Policy		6,833	6,932	6,800
2.2	Air Partners and Stewardship		4,760	7,033	6,613
2.3	Air Quality Management		7,266	7,625	6,590
		Sub-total	18,859	21,590	20,003

3	Land
3.1	Land Policy		6,941	9,187	7,906
3.2	Public Land Management		35,584	36,959	37,322
3.3	Rangeland Management		4,628	4,284	4,245
3.4	Rangeland Programs and Stewardship		3,824	3,632	3,615
		Sub-total	50,977	54,062	53,088

4	Water
4.1	Water Policy		5,033	4,145	5,043
4.2	Water Partners and Stewardship		3,529	7,522	3,833
4.3	Water Management		48,935	47,222	40,269
4.4	Flood Adaptation		13,217	10,614	15,674
		Sub-total	70,714	69,503	64,819

5	Fish and Wildlife
5.1	Fish and Wildlife Policy		6,640	5,901	6,374
5.2	Fisheries Management		13,734	13,224	7,463
5.3	Wildlife Management		24,042	23,324	22,043
		Sub-total	44,416	42,449	35,880

6	Integrated Planning
6.1	Resource Management		25,094	26,921	22,725
6.2	Regional Cumulative Effects Management		7,635	7,176	4,580
6.3	Environmental Emergency Response		3,364	5,873	3,691
		Sub-total	36,093	39,970	30,996

7	Parks
7.1	Parks Operations		41,027	48,485	43,800
7.2	Parks Visitor Experience		8,761	8,393	8,293
7.3	Parks Conservation Management		5,836	7,032	5,857
7.4	Parks Public Safety and Security		13,714	13,355	13,593
7.5	Parks Infrastructure Management		12,076	11,783	10,131
		Sub-total	81,414	89,048	81,674

93	Environment and Parks

EXPENSE VOTE BY PROGRAM …continued
(thousands of dollars)			Comparable

			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
OPERATING EXPENSE …continued
8	Land Use Secretariat		6,127	6,071	5,227

9	Science and Monitoring
9.1	Environmental Science, Monitoring, Evaluation and Reporting		22,799	23,249	20,976
9.2	Oil Sands Environmental Monitoring		57,000	49,936	50,000
		Sub-total	79,799	73,185	70,976

10	Emissions Management
10.1	Regulatory and Operations		20,876	14,523	11,104
10.2	Technology Innovation and Emissions Reduction		-	-	100,000
10.3	Oil Sands Innovation		-	-	39,122
10.4	Other Investments		259,280	129,605	81,000
		Sub-total	280,156	144,128	231,226

11	Quasi-Judicial Bodies
11.1	Natural Resources Conservation Board		6,433	5,133	5,397
11.2	Surface Rights and Land Compensation Boards		700	89	100
11.3	Environmental and Public Lands Appeal Board		1,903	1,619	1,613
		Sub-total	9,036	6,841	7,110

CAPITAL GRANTS
3	Land
3.2	Public Land Management		1,250	-	-

4	Water
4.4	Flood Adaptation		3,500	6,171	26,250

5	Fish and Wildlife
5.2	Fisheries Management		-	-	250

6	Integrated Planning
6.1	Resource Management		-	35	-
6.2	Regional Cumulative Effects Management		-	165	-
		Sub-total	-	200	-

10	Emissions Management
10.4	Other Investments		-	50,049	-

12	2013 Alberta Flooding
12.3	Community Stabilization		10,000	10,000	1,100

Environment and Parks	94

EXPENSE VOTE BY PROGRAM …continued
(thousands of dollars)			Comparable

			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
CAPITAL PAYMENTS TO RELATED PARTIES
10	Emissions Management
10.4	Other Investments		-	1,996	-

DEBT SERVICING
1	Ministry Support Services
1.4	Corporate Services		86	-	-

Total			719,133	639,579	651,209

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Corporate Services		425	112	568

2	Air
2.3	Air Quality Management		-	12	-

3	Land
3.2	Public Land Management		5,402	5,560	6,031
3.3	Rangeland Management		200	36	200
3.4	Rangeland Programs and Stewardship		-	303	-
		Sub-total	5,602	5,899	6,231

4	Water
4.3	Water Management		-	263	-

5	Fish and Wildlife
5.2	Fisheries Management		5,758	6,258	13,405
5.3	Wildlife Management		4,299	164	5,974
		Sub-total	10,057	6,422	19,379

6	Integrated Planning
6.1	Resource Management		-	501	-

7	Parks
7.1	Parks Operations		-	14	-
7.5	Parks Infrastructure Management		37,932	37,229	43,306
		Sub-total	37,932	37,243	43,306

95	Environment and Parks

CAPITAL INVESTMENT VOTE BY PROGRAM …continued
(thousands of dollars)			Comparable

			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
DEPARTMENT CAPITAL ACQUISITIONS... continued
9	Science and Monitoring
9.1	Environmental Science, Monitoring, Evaluation and Reporting		1,000	1,267	1,000
9.2	Oil Sands Environmental Monitoring		-	1,478	248
		Sub-total	1,000	2,745	1,248

12	2013 Alberta Flooding
12.1	Infrastructure Recovery		2,678	2,235	443
12.2	Parks Flood Recovery		4,600	2,423	935
12.3	Community Stabilization		1,100	-	-
		Sub-total	8,378	4,658	1,378

Total			63,394	57,855	72,110

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
CONTAMINATED SITE LIABILITY RETIREMENT
4	Water
4.3	Water Management		100	-	100

6	Integrated Planning
6.3	Environmental Emergency Response		-	-	3,919

Total			100	-	4,019

Environment and Parks	96

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2019-20
		Estimate
1	Parks Operations	27,117
	Parks collects various fees and other revenues through the Parks Act that are used to partially offset the cost of providing services. Elements 7.1, 7.2, 7.3 and 7.4

2	Parks Infrastructure Management	3,800
	Parks collects a levy for facility redevelopment within fees charged for use of campgrounds and park facilities through the Parks Act , as well as other sources. Element 7.5

3	Provincial Mapping Data	1,250
	Revenue for maintenance activities for this initiative are from filing fees for cadastral and disposition mapping collected at the time of registration. Elements 1.4 and 3.2

4	Remediation Certificates	25
	Fees are collected to offset the costs of conducting site audits under the program. Element 3.2

5	Water Management Infrastructure	1,200

Revenue from annual fees collected from developers through Use of Works Agreements is used to offset costs of maintenance and upgrading of provincial water management infrastructure systems. Element 4.3

6	Bow Habitat Station	200
	Admission fees collected for an aquatic ecosystem visitor centre focusing on public education and outreach offset the cost of operating the centre. Element 4.2

7	Fish and Wildlife	8,200

Contributions from stakeholders and revenue from the sale of recreational fishing and hunting licences used to fund the costs related to the delivery and management of those licences. Elements 5.1 and 5.3

8	Air Quality Health Index	101
	Funding from the federal government is used to support the implementation of the national Air Quality Health Index in the province. Element 2.1
Total		41,893
CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Parks Operations	450
	Parks collects various fees and other revenues through the Parks Act that are used to partially offset the cost of providing services. Elements 7.1, 7.2, 7.3 and 7.4

Total		450

97	Environment and Parks

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Land	5,000	1,532	5,000
Water	-	2	-
Quasi-Judicial Bodies	-	7,429	-

DEPARTMENT NON-CASH AMOUNTS
Amortization	70,195	58,517	76,939
Valuation Adjustments and Other Provisions
Vacation Liability and Doubtful Accounts	1,227	680	1,227
Prepaid Annual Access Payment	1,025	1,026	1,025
Environmental Site Liability	-	10,890	-
Write Down or Loss on Disposal of Capital Assets	-	1,123	-
Capital Payments to Related Parties
Ministry Support Services	-	698	-
Fish and Wildlife	8,600	-	-
Parks	-	170	-
Total	86,047	82,067	84,191

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Land	-	-	111
Science and Monitoring	-	-	1,000
Capital Acquired from Related Parties
Water	122,375	-	32,284
Capital Asset Exchanges
Ministry Support Services	2,300	-	2,727
Total	124,675	-	36,122

Environment and Parks	98

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2019-20 Estimate
EXPENSE
Ministry Support Services	22,610	3,118	-	(3,554)	22,174
Air	20,003	8	-	-	20,011
Land	53,088	6,530	15,000	(21,000)	53,618
Water	91,069	38,813	-	-	129,882
Fish and Wildlife	36,130	2,343	-	-	38,473
Integrated Planning	30,996	104	-	-	31,100
Parks	81,674	30,466	-	(384)	111,756
Land Use Secretariat	5,227	5	-	(50)	5,182
Science and Monitoring	70,976	2,801	-	(995)	72,782
Emissions Management	231,226	-	674,822	(674,822)	231,226
Quasi-Judicial Bodies	7,110	3	5,438	(5,397)	7,154
2013 Alberta Flooding	1,100	-	-	-	1,100
Total	651,209	84,191	695,260	(706,202)	724,458

CAPITAL INVESTMENT
Ministry Support Services	568	2,727	-	(2,727)	568
Land	6,231	111	-	-	6,342
Water	-	32,284	-	(32,284)	-
Fish and Wildlife	19,379	-	-	-	19,379
Parks	43,306	-	-	-	43,306
Science and Monitoring	1,248	1,000	-	-	2,248
Quasi-Judicial Bodies	-	-	17	-	17
2013 Alberta Flooding	1,378	-	-	-	1,378
Total	72,110	36,122	17	(35,011)	73,238

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	623,609	7,252	685,218	(706,202)	609,877
Capital grants	27,600	-	10,000	-	37,600
Amortization / loss on disposal	-	76,939	42	-	76,981
Total	651,209	84,191	695,260	(706,202)	724,458

CAPITAL INVESTMENT	72,110	36,122	17	(35,011)	73,238

99	Environment and Parks

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
REVENUE

Transfers of Assets or Liabilities from Related Parties	124,675	127,074	35,011
Transfers from Government of Canada	29,074	4,610	34,408
Investment Income	4,507	12,547	11,554
Premiums, Fees and Licences	127,253	147,424	118,142
Climate Change and Emissions Management Fund	537,000	517,835	546,000
Other Revenue	85,281	89,653	78,208

Ministry Total	907,790	899,143	823,323

Inter-Ministry Consolidations	(139,493)	(138,021)	(49,649)
Consolidated Total	768,297	761,122	773,674

EXPENSE

Ministry Support Services	30,691	27,061	25,728
Air	18,867	21,613	20,011
Land	58,789	65,211	64,618
Water	108,275	107,281	129,882
Fish and Wildlife	54,821	42,731	38,473
Integrated Planning	36,201	51,216	31,100
Parks	106,634	110,281	112,140
Land Use Secretariat	6,134	6,080	5,232
Science and Monitoring	82,264	77,476	73,777
Emissions Management	300,156	238,720	231,226
Quasi-Judicial Bodies	9,068	14,223	7,154
2013 Alberta Flooding	13,309	10,327	1,100

Ministry Total	825,209	772,220	740,441

Inter-Ministry Consolidations	(23,768)	(24,246)	(15,983)
Consolidated Total	801,441	747,974	724,458

Net Operating Result	(33,144)	13,148	49,216

Environment and Parks	100

MINISTRY FINANCIAL STATEMENTS …continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
INVESTMENT

Ministry Support Services	2,725	112	3,295
Air	-	12	-
Land	5,602	5,899	6,342
Water	122,375	263	32,284
Fish and Wildlife	10,057	6,422	19,379
Integrated Planning	-	501	-
Parks	37,932	37,243	43,306
Science and Monitoring	1,000	2,745	2,248
Quasi-Judicial Bodies	17	-	17
2013 Alberta Flooding	8,378	4,658	1,378
Ministry Total	188,086	57,855	108,249

Inter-Ministry Consolidations	(124,675)	-	(35,011)
Consolidated Total	63,411	57,855	73,238

AMORTIZATION	(70,225)	(58,559)	(76,981)

DISPOSALS OR WRITE OFFS	-	(1,123)	-

Change in Capital Assets Total	(6,814)	(1,827)	(3,743)

101	Environment and Parks

Executive Council

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2018-19 Budget	2018-19 Actual	2019-20 Estimate
EXPENSE	18,231	17,302	19,619

CAPITAL INVESTMENT	-	-	25

102

DESCRIPTION OF SUPPLY VOTE ELEMENTS

1	Office of the Premier / Executive Council

1.1	Office of the Premier / Executive Council

Includes functions performed by the Office of the Premier, Office of the Deputy Minister of Executive Council, Policy Coordination Office and Cabinet Coordination and Corporate Service division (including the Protocol Office).

1.2	Office of the Lieutenant Governor

Provides administrative and functional support to the Lieutenant Governor.

2	Intergovernmental Relations

Coordinates Alberta’s leadership and participation within the Canadian federation.

Executive Council	103

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2018-19	2018-19	2019-20
		Budget	Actual	Estimate
OPERATING EXPENSE
1 Office of the Premier / Executive Council
1.1 Office of the Premier / Executive Council		12,766	12,876	14,154
1.2 Office of the Lieutenant Governor		624	532	624
	Sub-total	13,390	13,408	14,778

2 Intergovernmental Relations		4,841	3,894	4,841

Total		18,231	17,302	19,619

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS

1.1 Office of the Premier / Executive Council		-	-	25

Total		-	-	25

104	Executive Council

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
DEPARTMENT NON-CASH AMOUNTS
Vacation Liability
Office of the Premier / Executive Council	-	102	-

Total	-	102	-

Executive Council	105

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)		Department		Consolidated
	Voted	Amounts	Consolidation	2019-20
	Supply	Not Voted	Adjustments	Estimate
EXPENSE
Office of the Premier / Executive Council	14,778	-	-	14,778
Intergovernmental Relations	4,841	-	-	4,841
Total	19,619	-	-	19,619

CAPITAL INVESTMENT
Office of the Premier / Executive Council	25	-	-	25
RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	19,619	-	-	19,619

CAPITAL INVESTMENT	25	-	-	25

106	Executive Council

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
REVENUE
Other Revenue	8	7	8
Consolidated Total	8	7	8
EXPENSE

Office of the Premier / Executive Council	13,390	13,510	14,778
Intergovernmental Relations	4,841	3,894	4,841

Ministry Total	18,231	17,404	19,619

Inter-Ministry Consolidations	-	(4)	-
Consolidated Total	18,231	17,400	19,619
Net Operating Result	(18,223)	(17,393)	(19,611)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Office of the Premier / Executive Council	-	-	25
Consolidated Total	-	-	25
Change in Capital Assets Total	-	-	25

Executive Council	107

Health

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate

EXPENSE	20,862,621	20,686,500	20,982,469

CAPITAL INVESTMENT	22,230	7,438	22,230

FINANCIAL TRANSACTIONS	74,200	65,950	67,819

108

DESCRIPTION OF SUPPLY VOTE ELEMENTS
1	Ministry Support Services
1.1	Minister’s Office Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Associate Minister’s Office Oversees the development of ministerial policies with a specific focus on Mental Health and Addictions.
1.3	Deputy Minister’s Office Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.
1.4

Strategic Corporate Support
Includes budget and financial planning, financial reporting, procurement, human resources, legal services, and the management of access to information and privacy protection for the Department of Health.

1.5

Policy Development and Strategic Support
Includes development and review of strategic health policy, health research, health system quality improvement and accountability. Expenses also relate to work with federal/provincial/territorial health departments.

1.6	Health Advocates’ Office Provides support to the independent investigative body that reports to the Minister of Health and works to resolve citizen concerns with the health system.

2	Alberta Health Services
2.1	Continuing Care Includes facility-based continuing care such as designated supportive living, long-term care, hospice and end-of-life care, delivered by Alberta Health Services or contracted providers.
2.2	Community Care Includes health services provided in a community setting, such as group homes.
2.3	Home Care Includes health services provided in home settings intended to support clients in place.
2.4	Acute Care Includes hospital-based acute inpatient services to provide necessary treatment for a disease or severe episode of illness or injury.
2.5

Ambulance Services
Includes support for Emergency Medical Services such as ground ambulance services providing patient transportation to the hospital and between hospitals. Expense also includes central dispatch services.

2.6

Diagnostic and Therapeutic Services
Includes laboratory, diagnostic imaging, clinical nutrition and rehabilitation services (audiology, occupational therapy, physical therapy, respiratory therapy and speech language pathology).

2.7	Population and Public Health Includes services to maintain and improve the health of the general population through promoting and protecting health, with a focus on preventing disease and injury.
2.8

Health Workforce Education and Research
Includes graduate medical education and formal education for interns and residents, undergraduates and clinical clerks as well as health service administration program students.

2.9	Information Technology Includes the design, development, implementation and maintenance of information management support systems.
2.10

Support Services
Includes building maintenance and utilities, materials management (including purchasing, central warehousing, distribution, and sterilization), housekeeping, laundry and food services, patient registration and admission/discharge, and emergency preparedness.

2.11	Administration Includes corporate services and general administration such as communications, finance, human resources, legal services, planning and development, insurance and risk management.

Health	109

DESCRIPTION OF SUPPLY VOTE ELEMENTS … continued
3	Physician Compensation and Development
3.1	Program Support Includes salaries and supplies and services to support physician remuneration, development and benefit programs.
3.2	Physician Remuneration Includes Fee-for-Service payments, Clinical Alternate Relationship Plans and Academic Medicine and Health Services Program for primary care and specialist physicians.
3.3	Physician Development Includes initiatives such as Medical Residents Services Compensation, the Rural Health Professions Action Plan, and the Post Graduate Medical Education program.
3.4

Physician Benefits
Includes benefit programs such as the Practice Management Program, support for continuing medical education, malpractice insurance premiums, Physician On Call funding and compensation for physicians practicing in rural and remote areas.

4	Drugs and Supplemental Health Benefits
4.1

Program Support
Includes salaries and supplies and services to support the Drugs and Supplemental Health Benefit programs and administrative costs for the Alberta Blue Cross and Alberta Dental Services Corporation contracts.

4.2	Outpatient Cancer Therapy Drugs Supports the purchase of outpatient cancer therapy drugs that are administered by Alberta Health Services.
4.3

Outpatient Specialized High Cost Drugs
Supports the purchase of outpatient specialized high cost drugs used to treat patients with HIV, cystic fibrosis, organ transplants, rare diseases or other specialized needs.

4.4	Seniors Drug Benefits Supports the supplemental health insurance plan that provides premium free coverage of prescription drugs for seniors.
4.5

Seniors Dental, Optical and Supplemental Health Benefits
Provides low-to-moderate income seniors with financial assistance for basic dental and optical services, and supplemental health benefits such as ground ambulance services, prosthetics and orthotic devices and preferred hospital accommodations.

4.6

Non-Group Drug Benefits
Supports coverage for prescription drugs for individuals who might not otherwise have the opportunity to purchase drug and other health benefit insurance coverage through a group plan.

4.7

Non-Group Supplemental Health Benefits
Provides individuals in the non-group plan with health benefits such as ground ambulance services, prosthetics and orthotic devices and preferred hospital accommodations.

4.8	Assured Income for the Severely Handicapped Health Benefit Provides health benefits to AISH clients, their cohabiting partners and dependent children.
4.9

Child Health Benefit
Covers children’s health expenses for families with low incomes. This plan is for children up to 18 years of age. Children who are 18 or 19 years old also qualify, if they are living at home and attending high school.

4.10	Adult Health Benefit Provides supports to low income adults to ensure they have access to health benefits.
4.11	Alberta Aids to Daily Living Provides financial assistance to buy medical equipment or supplies for clients with a long-term disability, chronic or terminal illness.
4.12

Pharmaceutical Innovation and Management
Supports policy development regarding pharmacists and pharmacies as well as support for pharmacists to administer medication by injection or to review medication charts.

110	Health

DESCRIPTION OF SUPPLY VOTE ELEMENTS … continued
5	Addiction and Mental Health
5.1	Program Support Includes salaries and supplies and services to support Addiction and Mental Health programs.
5.2

Addiction and Mental Health
Includes Alberta’s Opioid Response strategies, support for addiction and mental services and initiatives in response to Valuing Mental Health: Report of the Alberta Mental Health Review Committee.

6	Primary Health Care
6.1	Program Support Includes salaries and supplies and services to support Primary Health Care programs.
6.2

Primary Health Care
Supports the Primary Care Networks that allow family physicians, in cooperation with Alberta Health Services and other health care providers, to work together as teams to improve integration of care, encourage innovation and increase access to primary healthcare.

7	Population and Public Health
7.1	Program Support Includes salaries and supplies and services to support Population and Public Health programs and services, such as the Office of the Chief Medical Officer of Health.
7.2	Immunization Support Provides support for immunization providers outside of Alberta Health Services and for operations of the Provincial Vaccine Depot.
7.3	Community-Based Health Services Supports community agencies and other organizations to provide health prevention and promotion initiatives.
7.4

Research and Support Programs
Supports various health initiatives including Federal Nursing Stations; Federal/Provincial/Territorial Secretariat obligations; and Hepatitis C Research funded by Health Canada.

7.5	Palliative Care A new commitment to support palliative care education, training, and standards for health professionals and to raise public awareness of palliative care.

8

Allied Health Services
Provides eligible Albertans with allied health services including optometry, podiatry, podiatric surgery, and oral and maxillofacial surgery services through four distinct schedules of benefits.

9

Human Tissue and Blood Services
Includes the Province’s contribution to the National Blood Program, operational budget of Canadian Blood Services, the Cord Blood program, and national organ/tissue donation and transplant initiatives.

10	Support Programs
10.1

Program Support
Includes salaries and supplies and services to support continuing care, provincial health care services, emergency health services and administration of the Health Registration Memorandum of Understanding with Alberta Registries.

10.2

Health Quality Council of Alberta
Supports the Council, an independent organization engaged in gathering and translating knowledge and information into practical actions that can improve the quality, safety and performance of Alberta’s health system.

10.3	Protection for Persons in Care Supports prevention programs and responds to reports of abuse of adult Albertans receiving care or support from publicly funded service providers.
10.4

Monitoring, Investigations and Licensing
Supports monitoring of supportive living and long-term care accommodations for compliance with accommodation standards to ensure safety, security and quality of life of Albertans living in such accommodations.

Health	111

DESCRIPTION OF SUPPLY VOTE ELEMENTS … continued
10.5	Health System Projects Includes activities to support the health system in becoming more efficient and cost-effective.

11	Out-of-Province Health Care Services
11.1	Program Support Includes salaries and supplies and services to support out-of-province health care services.
11.2

Out-of-Province Health Care Services
Supports out-of-province and out-of-country hospital and medical costs for services provided to eligible Albertans, with these costs generally covered under a reciprocal agreements.

12	Information Technology
12.1	Program Support Includes salaries and supplies and services to support the maintenance and development of information systems.
12.2	Development and Operations Supports the operation and maintenance of department information technology and provincial information systems.

13	Cancer Research and Prevention Investment Supports initiatives in cancer prevention, screening, education and research.

14	Infrastructure Support
14.1	Continuing Care Beds Provides capital support to develop and open new continuing care beds in priority areas throughout the province.
14.2	External Information Systems Development Provides capital support to develop and implement provincial information systems to enhance the efficiency of the health system.
14.3	Equipment for Cancer Corridor Projects Provides equipment for the Radiation Therapy Cancer Corridor in Grande Prairie, Red Deer and Lethbridge.
14.4	Medical Equipment Replacement and Upgrade Program Provides support to Alberta Health Services to replace and upgrade medical equipment.
14.5	Clinical Information System Supports the Clinical Information System (Connect Care) which organizes and manages patient data and clinical processes to facilitate effective and efficient patient care.
14.6	Other Health Initiatives Funding to specific capital priorities.

112	Health

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		745	724	1,195
1.2	Associate Minister’s Office		395	91	395
1.3	Deputy Minister’s Office		1,553	1,313	1,553
1.4	Strategic Corporate Support		50,471	41,007	40,068
1.5	Policy Development and Strategic Support		19,300	15,623	16,667
1.6	Health Advocates’ Office		1,893	1,289	1,675
		Sub-total	74,357	60,047	61,553

2	Alberta Health Services
2.1	Continuing Care		1,102,000	1,102,000	1,123,000
2.2	Community Care		1,200,000	1,200,000	1,254,000
2.3	Home Care		687,000	687,000	688,000
2.4	Acute Care		3,725,595	3,750,095	3,680,000
2.5	Ambulance Services		456,000	461,000	465,000
2.6	Diagnostic and Therapeutic Services		2,363,000	2,363,000	2,373,000
2.7	Population and Public Health		317,000	317,000	330,000
2.8	Health Workforce Education and Research		79,000	79,000	81,000
2.9	Information Technology		444,000	444,000	484,000
2.10	Support Services		1,624,000	1,624,000	1,634,000
2.11	Administration		488,000	488,000	488,000
		Sub-total	12,485,595	12,515,095	12,600,000

3	Physician Compensation and Development
3.1	Program Support		9,687	6,994	7,529
3.2	Physician Remuneration		4,374,198	4,358,325	4,536,470
3.3	Physician Development		177,443	171,837	174,851
3.4	Physician Benefits		358,671	397,050	291,132
		Sub-total	4,919,999	4,934,206	5,009,982

4	Drugs and Supplemental Health Benefits
4.1	Program Support		44,027	45,473	47,964
4.2	Outpatient Cancer Therapy Drugs		207,627	203,598	226,700
4.3	Outpatient Specialized High Cost Drugs		129,324	106,544	119,715
4.4	Seniors Drug Benefits		574,600	564,348	572,362
4.5	Seniors Dental, Optical and Supplemental Health Benefits		130,226	132,687	138,746
4.6	Non-Group Drug Benefits		271,193	230,076	218,417
4.7	Non-Group Supplemental Health Benefits		900	826	900
4.8	Assured Income for the Severely Handicapped Health Benefit		235,153	214,130	241,780
4.9	Child Health Benefit		30,930	30,172	31,352
4.10	Adult Health Benefit		225,033	216,991	225,033
4.11	Alberta Aids to Daily Living		156,630	157,932	165,279
4.12	Pharmaceutical Innovation and Management		102,995	102,309	103,089
		Sub-total	2,108,638	2,005,086	2,091,337

Health	113

EXPENSE VOTE BY PROGRAM … continued
(thousands of dollars)			Comparable
			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
OPERATING EXPENSE... continued
5	Addiction and Mental Health
5.1	Program Support		3,228	2,567	3,293
5.2	Addiction and Mental Health		83,396	84,904	93,228
		Sub-total	86,624	87,471	96,521

6	Primary Health Care
6.1	Program Support		3,745	2,821	3,096
6.2	Primary Health Care		244,500	222,344	238,044
		Sub-total	248,245	225,165	241,140

7	Population and Public Health
7.1	Program Support		16,540	11,401	13,658
7.2	Immunization Support		3,721	2,181	2,620
7.3	Community-Based Health Services		62,275	50,319	60,334
7.4	Research and Support Programs		22,244	27,863	15,362
7.5	Palliative Care		-	-	5,000
		Sub-total	104,780	91,764	96,974

8	Allied Health Services		112,416	115,504	116,627

9	Human Tissue and Blood Services		192,232	190,254	175,000

10	Support Programs
10.1	Program Support		9,448	7,425	8,913
10.2	Health Quality Council of Alberta		7,130	7,222	7,559
10.3	Protection for Persons in Care		2,318	1,875	1,900
10.4	Monitoring, Investigations and Licensing		7,910	6,464	7,720
10.5	Health System Projects		4,000	790	4,000
		Sub-total	30,806	23,776	30,092

11	Out-of-Province Health Care Services
11.1	Program Support		7,999	7,446	6,872
11.2	Out-of-Province Health Care Services		163,878	144,152	144,304
		Sub-total	171,877	151,598	151,176

12	Information Technology
12.1	Program Support		7,875	6,372	6,943
12.2	Development and Operations		75,970	73,291	71,130
		Sub-total	83,845	79,663	78,073

13	Cancer Research and Prevention Investment		25,000	19,379	25,000

114	Health

EXPENSE VOTE BY PROGRAM … continued
(thousands of dollars)		Comparable
		2018-19	2018-19	2019-20
		Budget	Actual	Estimate
CAPITAL GRANTS
5.2	Addiction and Mental Health	-	1,988	-
14	Infrastructure Support

14.1	Continuing Care Beds	48,990	23,294	28,326
14.6	Other Health Initiatives	-	13,000	-
	Sub-total	48,990	36,294	28,326

CAPITAL PAYMENTS TO RELATED PARTIES
5.2	Addiction and Mental Health	-	110	-

14	Infrastructure Support
14.1	Continuing Care Beds	-	8,066	4,700
14.2	External Information Systems Development	5,748	-	5,748
14.3	Equipment for Cancer Corridor Projects	3,469	-	3,469
14.4	Medical Equipment Replacement and Upgrade Program	30,000	30,000	30,000
14.5	Clinical Information System	80,000	73,249	136,751
14.6	Other Health Initiatives	50,000	37,785	-
	Sub-total	169,217	149,100	180,668
Total		20,862,621	20,686,500	20,982,469

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
7	Population and Public Health
7.2	Immunization Support	-	94	-

12	Information Technology
12.2	Development and Operations	22,230	7,344	22,230
Total		22,230	7,438	22,230

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
4	Drugs and Supplemental Health Benefits
4.3	Outpatient Specialized High Cost Drugs	10,700	6,312	9,000

7	Population and Public Health
7.2	Immunization Support	63,500	59,638	58,819
Total		74,200	65,950	67,819

Health	115

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2019-20
		Estimate
1	Hepatitis C Health Services	1,000
	Funding from Health Canada will be used to enhance existing health services to persons with chronic Hepatitis C virus infection. Element 7.4
Total		1,000

116	Health

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	250	48	250
Information Technology	18,000	17,039	18,000
Consumption of Inventory
Drugs and Supplemental Health Benefits	10,700	6,312	9,000
Population and Public Health	60,800	52,354	58,013
Valuation Adjustments and Other Provisions
Ministry Support Services	-	476	-
Physician Compensation and Development	-	2,621	-
Drugs and Supplemental Health Benefits	-	85	-
Support Programs	2,000	-	2,000
Information Technology	-	1	-
Total	91,750	78,936	87,263

Health	117

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2019-20
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	61,553	250	-	-	61,803
Physician Compensation and Development	5,009,982	-	1,193,000	(892,231)	5,310,751
Drugs and Supplemental Health Benefits	2,091,337	9,000	501,000	(351,328)	2,250,009
Population and Public Health	434,635	58,013	347,000	(162,500)	677,148
Acute Care	151,176	-	3,899,995	(27,000)	4,024,171
Continuing Care	-	-	1,145,000	-	1,145,000
Ambulance Services	-	-	514,000	-	514,000
Community Care	-	-	1,475,000	(11,993)	1,463,007
Home Care	-	-	688,000	-	688,000
Diagnostic, Therapeutic and Other Patient Services	291,627	-	2,161,000	(7,467)	2,445,160
Administration	30,092	2,000	513,000	(13,953)	531,139
Support Services	-	-	2,245,000	(27,496)	2,217,504
Information Technology	78,073	18,000	577,000	(8,600)	664,473
Research and Education	-	-	97,579	(23,335)	74,244
Debt Servicing	-	-	16,000	(16,000)	-
Infrastructure Support	208,994	-	-	(180,668)	28,326
Cancer Research and Prevention Investment	25,000	-	-	(15,059)	9,941
Alberta Health Services	12,600,000	-	-	(12,600,000)	-
Total	20,982,469	87,263	15,372,574	(14,337,630)	22,104,676

CAPITAL INVESTMENT
Information Technology	22,230	-	-	-	22,230
Health Facilities and Equipment	-	-	1,016,631	-	1,016,631
Total	22,230	-	1,016,631	-	1,038,861

INVENTORY ACQUISITION
Drugs and Supplemental Health Benefits	9,000	-	820,381	-	829,381
Population and Public Health	58,819	-	-	-	58,819
Total	67,819	-	820,381	-	888,200

118	Health

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE ... continued
RECONCILIATION BY TYPE OF SPENDING

(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2019-20
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Operating expense	20,773,475	2,000	13,975,815	(14,140,962)	20,610,328
Capital grants	28,326	-	-	-	28,326
Amortization / loss on disposal	-	18,250	554,272	-	572,522
Inventory consumption	-	67,013	826,487	-	893,500
Debt servicing costs - general	-	-	16,000	(16,000)	-
Capital payments to related parties	180,668	-	-	(180,668)	-
Total	20,982,469	87,263	15,372,574	(14,337,630)	22,104,676

CAPITAL INVESTMENT	22,230	-	1,016,631	-	1,038,861
INVENTORY ACQUISITION	67,819	-	820,381	-	888,200

Health	119

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2018-19 Budget	2018-19 Actual	2019-20 Estimate
REVENUE

Internal Government Transfers	417,000	420,621	417,000
Canada Health Transfer	4,520,887	4,460,843	4,697,000
Transfers from Government of Canada	112,400	109,005	143,370
Investment Income	68,006	68,543	65,020
Supplementary Health Benefit Premiums	46,000	41,820	46,000
Other Premiums, Fees and Licences	488,001	538,724	508,001
Refunds of Expense	169,105	201,825	169,105
Other Revenue	407,278	457,034	410,922
Ministry Total	6,228,677	6,298,415	6,456,418
Inter-Ministry Consolidations	(447,800)	(453,826)	(447,800)
Consolidated Total	5,780,877	5,844,589	6,008,618

EXPENSE
Ministry Support Services	74,607	60,467	61,803
Physician Compensation and Development	5,352,164	5,406,135	5,431,717
Drugs and Supplemental Health Benefits	2,273,974	2,202,676	2,250,009
Population and Public Health	693,137	622,830	690,514
Acute Care	4,051,877	4,124,190	4,051,171
Continuing Care	1,103,000	1,125,903	1,145,000
Ambulance Services	518,000	525,531	514,000
Community Care	1,492,000	1,411,258	1,475,000
Home Care	691,000	688,040	688,000
Diagnostic, Therapeutic and Other Patient Services	2,480,648	2,475,531	2,451,569
Administration	533,676	556,413	537,533
Support Services	2,228,000	2,241,340	2,245,000
Information Technology	580,345	584,459	664,473
Research and Education	103,171	106,926	97,579
Debt Servicing	16,000	15,353	16,000
Infrastructure Support	48,990	44,360	33,026
Cancer Research and Prevention Investment	12,800	6,568	12,390
Ministry Total	22,253,389	22,197,980	22,364,784
Inter-Ministry Consolidations	(199,360)	(278,479)	(260,108)
Consolidated Total	22,054,029	21,919,501	22,104,676
Net Operating Result	(16,273,152)	(16,074,912)	(16,096,058)

120	Health

MINISTRY FINANCIAL STATEMENTS … continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable
	2018-19 Budget	2018-19 Actual	2019-20 Estimate
INVESTMENT

Population and Public Health	-	94	-
Information Technology	22,230	7,344	22,230
Health Facilities and Equipment	1,277,659	879,700	1,016,631
2013 Alberta Flooding	876	-	-
Consolidated Total	1,300,765	887,138	1,038,861

AMORTIZATION	(551,468)	(544,236)	(572,522)

DISPOSALS OR WRITE OFFS	-	(2,734)	-
Change in Capital Assets Total	749,297	340,168	466,339

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Drugs and Supplemental Health Benefits	827,700	883,190	829,381
Population and Public Health	63,500	59,638	58,819
Consolidated Total	891,200	942,828	888,200

CONSUMPTION	(890,500)	(921,457)	(893,500)
Change in Inventory Assets Total	700	21,371	(5,300)

Health	121

Indigenous Relations

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate

EXPENSE	241,719	261,045	198,357

CAPITAL INVESTMENT	25	-	25

FINANCIAL TRANSACTIONS	-	19,143	14,157

122

DESCRIPTION OF SUPPLY VOTE ELEMENTS
1	Ministry Support Services
1.1	Minister’s Office Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister’s Office Supports the minister in achieving business plan and strategic goals of the ministry, government, and public service.
1.3

Strategic and Corporate Services
Responsible for corporate functions such as business planning, annual reporting, enterprise risk management, performance measurement development and financial planning among others.

2

First Nations and Métis Relations
Responsible for establishing effective relationships, legislation, policies and initiatives. Oversees the Metis Settlements General Council, the Métis Nation of Alberta, and Metis Settlements legislation.

3

Indigenous Women’s Initiatives
Provides secretariat support to the First Nations and Métis Women’s Councils on Economic Security and leads Alberta’s response to the National Inquiry into Missing and Murdered Indigenous Women and Girls.

4

First Nations Development Fund
A grant program available exclusively to First Nations for social, economic and community development projects supported by a portion of revenues from slot machines located in First Nation casinos.

5

Metis Settlements Appeal Tribunal
A quasi-judicial body established by the Metis Settlements Act that mediates and adjudicates disputes on Metis Settlements in regards to membership, land and surface access.

6	Consultation and Land Claims
6.1

Program Support and Land Claims
Responsible for coordinating the province’s participation in land-related negotiations with the federal government and First Nations, particularly Treaty Land Entitlement claims.

6.2

Aboriginal Consultation Office
Manages the consultation process by providing pre-consultation assessments, guiding the consultation process and provides an assessment of consultation adequacy for land and natural resource development.

6.3

Stewardship and Policy Integration
Develops and delivers policies, guidelines and initiatives to ensure that Alberta fulfills its duty to consult, and ensuring Indigenous perspectives are included in land and resource management decisions.

7	2013 Alberta Flooding
7.1	First Nations Housing Repairs and rebuilds homes affected by the June 2013 Southern Alberta floods to provincial health and housing standards on Siksika and Stoney Nakoda First Nations.

8

Investing in Canada Infrastructure - Green Infrastructure
Funding provided to eligible Indigenous organizations whose projects support the federal government’s Investing in Canada Infrastructure Program.

9	Land and Legal Settlement Supports Alberta’s constitutional obligations under the Natural Resource Transfer Agreement (NRTA) in relation to treaty land entitlement claim settlements.

Indigenous Relations	123

DESCRIPTION OF SUPPLY VOTE ELEMENTS …continued
10	Indigenous Litigation Fund Supports legal action for pro-development groups and Indigenous communities as part of the Stand Up for Alberta strategy.

11	Climate Change Initiatives Supports Indigenous participation in climate change initiatives.

12

Alberta Indigenous Opportunities Corporation
A Crown Corporation that addresses the gap of Indigenous access to capital markets by offering a range of financial instruments to support medium to large-scale Indigenous investments natural resource projects.

124	Indigenous Relations

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		870	848	870
1.2	Deputy Minister’s Office		693	656	693
1.3	Strategic and Corporate Services		3,292	3,277	2,685
		Sub-total	4,855	4,781	4,248

2	First Nations and Métis Relations		23,558	27,971	18,860

3	Indigenous Women’s Initiatives		1,167	1,114	1,411

4	First Nations Development Fund		123,000	117,135	123,000

5	Metis Settlements Appeal Tribunal		1,196	1,143	1,177

6	Consultation and Land Claims
6.1	Program Support and Land Claims		1,363	2,242	2,882
6.2	Aboriginal Consultation Office		5,375	5,788	5,666
6.3	Stewardship and Policy Integration		10,936	17,598	19,557
		Sub-total	17,674	25,628	28,105

8	Investing in Canada Infrastructure - Green Infrastructure		-	-	100

9	Land and Legal Settlement		8,400	18,076	2,170

10	Indigenous Litigation Fund		-	-	5,000

11	Climate Change Initiatives		20,327	16,779	-

12	Alberta Indigenous Opportunities Corporation		-	-	6,000

CAPITAL GRANTS
2	First Nations and Métis Relations		8,000	8,100	8,286

11	Climate Change Initiatives		33,542	40,318	-

Total			241,719	261,045	198,357

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic and Corporate Services		25	-	25

Total			25	-	25

Indigenous Relations	125

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2018-19	2018-19	2019-20
		Budget	Actual	Estimate
2013 ALBERTA FLOODING LIABILITY RETIREMENT
7	2013 Alberta Flooding
7.1	First Nations Housing	-	19,143	14,157

Total		-	19,143	14,157

126	Indigenous Relations

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Metis Settlements Appeal Tribunal	-	9	-

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	63	21	63
Valuation Adjustments and Other Provisions
Ministry Support Services	-	(79)	-
First Nations and Métis Relations	-	28	-
Indigenous Women’s Initiatives	-	20	-
First Nations Development Fund	-	12	-
Metis Settlements Appeal Tribunal	-	(12)	-
Consultation and Land Claims	-	21	-
Climate Change Initiatives	-	23	-
Total	63	43	63

Indigenous Relations	127

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2019-20
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	4,248	63	-	-	4,311
First Nations and Métis Relations	27,146	-	-	-	27,146
Indigenous Women’s Initiatives	1,411	-	-	-	1,411
First Nations Development Fund	123,000	-	-	-	123,000
Metis Settlements Appeal Tribunal	1,177	-	-	-	1,177
Consultation and Land Claims	28,105	-	-	-	28,105
Investing in Canada Infrastructure - Green Infrastructure	100	-	-	-	100
Land and Legal Settlement	2,170	-	-	-	2,170
Indigenous Litigation Fund	5,000	-	-	-	5,000
Alberta Indigenous Opportunities Corporation	6,000	-	6,000	(6,000)	6,000
Total	198,357	63	6,000	(6,000)	198,420

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25

RECONCILIATION BY TYPE OF SPENDING
EXPENSE

Operating expense	190,071	-	6,000	(6,000)	190,071

Capital grants	8,286	-	-	-	8,286
Amortization / loss on disposal	-	63	-	-	63
Total	198,357	63	6,000	(6,000)	198,420

CAPITAL INVESTMENT	25	-	-	-	25

128	Indigenous Relations

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2018-19 Budget	2018-19 Actual	2019-20 Estimate
REVENUE

Transfers from Government of Canada	3,500	3,323	100
Labour Market Development	2,170	1,920	3,100
Other Revenue	-	144	-
Consolidated Total	5,670	5,387	3,200

EXPENSE

Ministry Support Services	4,918	4,723	4,311
First Nations and Métis Relations	31,558	36,099	27,146
Indigenous Women’s Initiatives	1,167	1,134	1,411
First Nations Development Fund	123,000	117,147	123,000
Metis Settlements Appeal Tribunal	1,196	1,140	1,177
Consultation and Land Claims	17,674	25,649	28,105
Investing in Canada Infrastructure - Green Infrastructure	-	-	100
Land and Legal Settlement	8,400	18,076	2,170
Indigenous Litigation Fund	-	-	5,000
Climate Change Initiatives	53,869	57,120	-
Alberta Indigenous Opportunities Corporation	-	-	6,000
Ministry Total	241,782	261,088	198,420
Inter-Ministry Consolidations	-	(77)	-
Consolidated Total	241,782	261,011	198,420
Net Operating Result	(236,112)	(255,624)	(195,220)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	25	-	25
Consolidated Total	25	-	25

AMORTIZATION	(63)	(21)	(63)
Change in Capital Assets Total	(38)	(21)	(38)

Indigenous Relations	129

Infrastructure

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate

EXPENSE	537,621	519,367	484,358

CAPITAL INVESTMENT	1,500,192	1,077,589	1,327,268

FINANCIAL TRANSACTIONS	40,496	25,860	36,777

130

DESCRIPTION OF SUPPLY VOTE ELEMENTS
1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Strategies and Services

Provides strategic corporate services to the ministry and provides support to and collaborates with all divisions.

2	Capital Construction

2.1	Government Facilities Infrastructure

Planning, design, and delivery of government-owned facility capital projects. Provides project management advisory services to Infrastructure and other ministries for capital projects.

2.2	Health Facilities Infrastructure

Planning, design, and delivery of health capital construction projects in partnership with Health and Alberta Health Services.

2.3	School Facilities Infrastructure

Planning, design, and delivery of school facility capital projects in partnership with Education and school boards. Also assists the Post-Secondary Infrastructure program.

2.4	Capital Planning

Planning of capital projects, as well as for ongoing capital planning work undertaken by the ministry.

2.5	Health Capital Maintenance and Renewal

Repairs, upgrades, maintenance, and replacement of building systems and building service equipment for existing health facilities.

2.6	School Capital Maintenance and Renewal

School capital maintenance and renewal delivered under Public-private Partnership contracts.

2.7	Project Procurement, Standards and Technical Services

Project management expertise, procurement and contracting services, and a wide range of technical services to support the ministry’s planning and delivery of capital projects.

3	Property Management

3.1	Property Operations

Operations, maintenance and other costs for government-owned buildings and properties for which Infrastructure provides property management services.

3.2	Swan Hills Treatment Centre

Operations, maintenance and other costs for the Swan Hills Treatment Centre to enable safe and efficient treatment of hazardous waste.

3.3	Government Owned Facilities Preservation

Repairs, upgrades, maintenance, and replacement of building systems and building service equipment for government-owned buildings.

3.4	Accommodation Projects

Accommodation planning and projects for Government of Alberta departments, agencies, boards and commissions.

3.5	Debt Servicing

Interest portion of the capital repayment for the Evan Thomas Water and Wastewater Treatment Facility upgrades in Kananaskis, which was delivered using a Public-private Partnership.

3.6	Debt Repayment

Principal portion of the capital repayment for the Evan Thomas Water and Wastewater Treatment Facility upgrades in Kananaskis, which was delivered using a Public-private Partnership.

4	Asset Management

Integrating asset management strategies, policies, best practices, and tools in the planning, design, construction, maintenance, and disposal of government assets over their entire lifecycle.

Infrastructure	131

DESCRIPTION OF SUPPLY VOTE ELEMENTS…continued
5	Realty Services

5.1	Leases

Negotiating and documenting lease agreements, and lease rental payments to support Government of Alberta ministries and programs.

5.2	Land Acquisition and Services

Negotiating and administering the purchase and sale of real estate for government initiatives and managing land use agreements, easements and rights-of-way.

5.3	Fort McMurray and Area Lands

Managing and coordinating the development and sale of Parsons Creek land in Fort McMurray, and for the sale of other surplus crown lands throughout the Province.

6	2013 Alberta Flooding

6.1	Floodway Relocation Program

Purchasing and removing residential homes from floodways in affected southern Alberta communities, reducing future risk and impact to homeowners and communities.

6.2	Reconstruction and Accommodation

Delivery of accommodation and reconstruction projects required as a result of the 2013 Alberta flooding.

132	Infrastructure

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		780	850	1,005
1.2	Deputy Minister’s Office		790	681	790
1.3	Corporate Strategies and Services		10,188	9,314	9,839
		Sub-total	11,758	10,845	11,634

2	Capital Construction
2.1	Government Facilities Infrastructure		10,370	1,918	2,200
2.2	Health Facilities Infrastructure		2,778	2,098	4,471
2.3	School Facilities Infrastructure		2,275	2,127	1,838
2.4	Capital Planning		-	1,479	-
2.7	Project Procurement, Standards and Technical Services		-	7,742	7,872
		Sub-total	15,423	15,364	16,381

3	Property Management
3.1	Property Operations		219,992	237,113	215,398
3.2	Swan Hills Treatment Centre		30,254	27,071	30,254
		Sub-total	250,246	264,184	245,652

4	Asset Management		7,754	5,315	6,331

5	Realty Services
5.1	Leases		201,491	191,084	177,942
5.2	Land Acquisition and Services		3,074	2,857	2,750
5.3	Fort McMurray and Area Lands		993	924	993
		Sub-total	205,558	194,865	181,685

6	2013 Alberta Flooding
6.1	Floodway Relocation Program		5,090	1,081	-

CAPITAL GRANTS
2	Capital Construction
2.3	School Facilities Infrastructure		16,117	13,650	5,318
2.4	Capital Planning		15,854	4,930	8,948
		Sub-total	31,971	18,580	14,266

3	Property Management
3.3	Government Owned Facilities Preservation		9,675	7,044	7,513
3.4	Accommodation Projects		-	1,944	773
		Sub-total	9,675	8,988	8,286

DEBT SERVICING
3	Property Management
3.5	Debt Servicing		146	145	123

Total			537,621	519,367	484,358

Infrastructure	133

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Corporate Strategies and Services		-	358	-

2	Capital Construction
2.1	Government Facilities Infrastructure		68,735	57,933	46,233
2.2	Health Facilities Infrastructure		23,628	10,433	2,423
2.4	Capital Planning		3,167	223	1,247
		Sub-total	95,530	68,589	49,903

3	Property Management
3.1	Property Operations		-	265	186
3.2	Swan Hills Treatment Centre		5,000	4,852	5,684
3.3	Government Owned Facilities Preservation		50,454	41,734	69,968
3.4	Accommodation Projects		45,873	33,780	60,027
		Sub-total	101,327	80,631	135,865

5	Realty Services
5.2	Land Acquisition and Services		8,300	7,321	20,713

6	2013 Alberta Flooding
6.2	Reconstruction and Accommodation		932	119	18

CAPITAL FOR RELATED PARTIES
2	Capital Construction
2.2	Health Facilities Infrastructure		627,883	306,425	495,669
2.3	School Facilities Infrastructure		525,564	451,091	514,603
2.5	Health Capital Maintenance and Renewal		130,500	147,692	97,289
2.6	School Capital Maintenance and Renewal		9,280	14,901	11,557
		Sub-total	1,293,227	920,109	1,119,118

6	2013 Alberta Flooding
6.2	Reconstruction and Accommodation		876	462	1,651

Total			1,500,192	1,077,589	1,327,268

134	Infrastructure

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
INVENTORY ACQUISITION
3	Property Management
3.2	Swan Hills Treatment Centre		2,754	2,791	2,845

LAND DEVELOPMENT LIABILITY RETIREMENT
5	Realty Services
5.3	Fort McMurray and Area Lands		18,710	8,564	13,008

CONTAMINATED SITE LIABILITY RETIREMENT
3	Property Management
3.1	Property Operations		1,800	1,152	2,100
3.2	Swan Hills Treatment Centre		900	472	655
		Sub-total	2,700	1,624	2,755

LEGAL LIABILITY RETIREMENT
2	Capital Construction
2.3	School Facilities Infrastructure		15,526	11,900	16,840

LEASE LIABILITY RETIREMENT
5	Realty Services
5.1	Leases		-	175	500

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
3	Property Management
3.6	Debt Repayment		806	806	829

Total			40,496	25,860	36,777

Infrastructure	135

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained .If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2019-20
		Estimate
1	Property Rentals Rent from entities occupying space in provincial government owned and operated buildings/ land is used to fund the cost of operating those buildings or managing that land. Elements 3.1 and 5.1	10,930

2	Swan Hills Treatment Centre Fees collected from private sector users of the Centre’s hazardous waste disposal services are used to fund the Centre’s operations. Element 3.2	11,120

Total		22,050

136	Infrastructure

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Grants in Kind
Capital Construction	-	51,883	13,164
Realty Services	-	10,528	-
Amortization
Property Management	121,386	118,873	127,430
Consumption of Inventory
Property Management	2,900	2,722	2,900
Valuation Adjustments and Other Provisions
Ministry Support Services	-	198	-
Capital Construction	-	(43)	-
Property Management	4,600	3,383	5,496
Asset Management	-	(53)	-
Realty Services	-	892	-
2013 Alberta Flooding	-	(20)	-
Write Down or Loss on Disposal of Capital Assets
Ministry Support Services	-	68	-
Property Management	-	116	-
Realty Services	-	292	-
Capital For Related Parties
Capital Construction	1,293,227	920,109	1,119,118
2013 Alberta Flooding	876	462	1,651

Total	1,422,989	1,109,410	1,269,759
CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Property Management	-	380	-
Capital Acquired from Related Parties
Property Management	9,605	498	-
Capital Asset Revaluation
Property Management	-	83,540	-

Total	9,605	84,418	-

Infrastructure	137

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2019-20 Estimate
EXPENSE
Ministry Support Services	11,634	-	-	11,634
Capital Construction	30,647	1,132,282	(1,132,282)	30,647
Property Management	254,061	135,826	(1,657)	388,230
Asset Management	6,331	-	-	6,331
Realty Services	181,685	-	(5,117)	176,568
2013 Alberta Flooding	-	1,651	(1,651)	-
Total	484,358	1,269,759	(1,140,707)	613,410

CAPITAL INVESTMENT
Capital Construction	1,169,021	-	(1,119,118)	49,903
Property Management	135,865	-	-	135,865
Realty Services	20,713	-	-	20,713
2013 Alberta Flooding	1,669	-	(1,651)	18
Total	1,327,268	-	(1,120,769)	206,499

INVENTORY ACQUISITION
Property Management	2,845	-	-	2,845

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	461,683	5,496	(6,774)	460,405
Capital grants	22,552	13,164	(13,164)	22,552
Amortization / loss on disposal	-	127,430	-	127,430
Inventory consumption	-	2,900	-	2,900
Debt servicing costs - Capital Plan	123	-	-	123
Capital for related parties	-	1,120,769	(1,120,769)	-
Total	484,358	1,269,759	(1,140,707)	613,410

CAPITAL INVESTMENT
Capital investment	206,499	-	-	206,499
Capital for related parties	1,120,769	-	(1,120,769)	-
Total	1,327,268	-	(1,120,769)	206,499

INVENTORY ACQUISITION	2,845	-	-	2,845

138	Infrastructure

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
REVENUE

Transfers from Government of Canada	19,196	17,222	8,598
Premiums, Fees and Licences	1,954	2,190	1,870
Other Revenue	43,696	53,051	23,896
Ministry Total	64,846	72,463	34,364
Inter-Ministry Consolidations	(22,811)	(2,959)	(3,866)
Consolidated Total	42,035	69,504	30,498

EXPENSE

Ministry Support Services	11,758	11,111	11,634
Capital Construction	1,340,621	1,005,893	1,162,929
Property Management	388,953	398,411	389,887
Asset Management	7,754	5,262	6,331
Realty Services	205,558	206,577	181,685
2013 Alberta Flooding	5,966	1,523	1,651
Ministry Total	1,960,610	1,628,777	1,754,117
Inter-Ministry Consolidations	(1,300,877)	(990,083)	(1,140,707)
Consolidated Total	659,733	638,694	613,410
Net Operating Result	(617,698)	(569,190)	(582,912)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	-	358	-
Capital Construction	1,388,757	988,698	1,169,021
Property Management	110,932	165,049	135,865
Realty Services	8,300	7,321	20,713
2013 Alberta Flooding	1,808	581	1,669
Ministry Total	1,509,797	1,162,007	1,327,268
Inter-Ministry Consolidations	(1,303,708)	(921,069)	(1,120,769)
Consolidated Total	206,089	240,938	206,499

AMORTIZATION	(121,386)	(118,873)	(127,430)
DISPOSALS OR WRITE OFFS	-	(63,524)	-
Change in Capital Assets Total	84,703	58,541	79,069

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Property Management	2,754	2,791	2,845
Consolidated Total	2,754	2,791	2,845
CONSUMPTION	(2,900)	(2,722)	(2,900)
Change in Inventory Assets Total	(146)	69	(55)

Infrastructure	139

Justice and Solicitor General

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20

	Budget	Actual	Estimate

EXPENSE	1,356,116	1,373,095	1,367,512

CAPITAL INVESTMENT	9,932	8,384	9,198

140

DESCRIPTION OF SUPPLY VOTE ELEMENTS

1	Ministry Support Services

1.1	Minister’s Office

The Minister is the Attorney General, as well as the Solicitor General and oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides leadership and ministry-wide support services, which enables the achievement of the ministry’s goals and objectives, including enhancing efficiency and effectiveness across all program levels.

2	Resolution and Court Administration Services

2.1	Program Support

Provides divisional strategic management services, information technology, Alberta Review Board, and Court Case Management.

2.2	Resolution Services

Administers programs and services in collaboration with both the Court of Queen’s Bench of Alberta and the Provincial Court of Alberta to help Albertans resolve their legal matters without having to go to court.

2.3	Provincial Civil Claims

Includes processing civil claims which exceed $7,500 in value in Provincial Court.

2.4	Provincial Court of Alberta

Provides Provincial Court services. Includes criminal, civil, family and youth courts, and ticket processing costs for traffic courts. Costs include payments for witnesses, interpreters, travel and administration.

2.5	Alberta Court of Queen’s Bench

Provides Court of Queen’s Bench services for the entire province, including courtroom, counter, administrative and management services to the court as well as administrative and legal support to the judiciary.

2.6	Alberta Court of Appeal

Includes the operation of the Alberta Court of Appeal. Employees provide courtroom support, counter administration and management services to the Court as well as administrative and legal support to the judiciary.

3	Legal Services

3.1	Civil Law

Provides legal services to all Government of Alberta ministries and represents them in matters before the courts and tribunals.

3.2	Legislative Counsel

Responsible for drafting government public bills, regulations, and Orders in Council. The office works with Alberta Queen’s Printer to make the laws of Alberta available to the public.

3.3	Law Reform

Conducts and directs research into law and the administration of justice to ensure these are current and reflect the changing needs of Albertans and their communities.

4	Alberta Crown Prosecution Service

4.1	Program Support

Provides specialized support, information, and timely services to the division and collaborates with other justice stakeholders to promote the strategic direction and to manage/mitigate emerging issues.

4.2	Appeals, Education and Prosecution Policy

Conducts criminal appeals in the Court of Appeal and Supreme Court of Canada; provides prosecution policy advice to the minister, the deputy minister and assistant deputy minister.

4.3	Criminal and Youth Prosecutions

Responsible for the prosecution of persons charged with Criminal Code, Youth Criminal Justice Act and provincial statute offences.

Justice and Solicitor General	141

DESCRIPTION OF SUPPLY VOTE ELEMENTS…continued

4.4	Specialized Criminal and Regulatory Prosecutions

Provides specialized prosecution services in commercial crime, Environmental and Occupational Health and Safety cases, mutual international legal assistance, organized crime, technology, and internet crime.

5	Justice Services

5.1	Program Support

Provides program support for the Divisional Assurance unit and Strategic Program Services.

5.2	Family Support Order Services

Comprised of the Maintenance Enforcement Program and the Child Support Recalculation Program.

5.3	Office of the Chief Medical Examiner

Investigates all sudden and unexplained natural deaths in Alberta in accordance with the Fatality Inquiries Act , provides forensic services, and maintains a center of excellence in forensic pathology and toxicology.

5.4	Property Rights Advocate Office

Works with Albertans, municipalities, government and industry, provides impartial and independent information to deal with property rights issues, and facilitates dispute resolution.

5.5	Public Guardian Services

Acts as guardian or agent for adult Albertans who have no family or friend to take on this role.

5.6	Public Trustee

Protects minors’ property interests, acts as trustee for adult Albertans who have no family or friend to take on this role, and acts in the administration of missing or deceased persons’ estate.

5.7	Fines Enforcement

Collects on overdue bail forfeiture, Criminal Code, and Traffic Safety Act fines.

5.8	Support for Legal Aid

Supports Legal Aid Alberta to ensure low-income Albertans have access to legal services they would not otherwise be able to obtain.
6	Public Security

6.1	Program Support

Provides strategic direction and divisional shared services including research, policy, specialized policing programs, integrated community safety, crime prevention and biology casework analysis.

6.2	Law Enforcement Review Board

Hears appeals from the public and police officers relating to complaints regarding the actions of police officers.

6.3	Alberta Serious Incident Response Team

Investigates incidents involving Alberta’s police that have resulted in serious injury or death to any person, as well as sensitive allegations of police misconduct.

6.4	Law Enforcement Standards and Audits

Provides standards oversight, security services, and licensing for security services and investigation services.

6.5	Contract Policing and Policing Oversight

Provides strategic management of the RCMP Provincial Police Service Agreement and involvement with the related RCMP Municipal Policing Agreements.

6.6	Indigenous Policing Services

Ensures effective policing for Alberta communities through policing agreements with Canada, the RCMP or the First Nations who provide their own policing services.

6.7	Policing Assistance to Municipalities

Provides policing grants to municipalities that provide their own policing.

6.8	Organized and Serious Crime

Funds the Alberta Law Enforcement Response Team that oversees initiatives directed at criminal activities, including organized crime, child exploitation, and drug operations.

6.9	Sheriffs Branch

Performs a wide range of enforcement activities with law enforcement and policing partners focusing on Court Security and Prisoner Transport, Protection Services, Investigation and Enforcement Operations.

142	Justice and Solicitor General

DESCRIPTION OF SUPPLY VOTE ELEMENTS…continued

6.10	Fish and Wildlife Enforcement

Enforces Alberta’s fisheries and wildlife legislation through education, prevention, and enforcement to conserve and protect Alberta’s fish and wildlife resources.

6.11	Commercial Vehicle Enforcement

Ensures commercial vehicles comply with provincial and federal statutes and meet safety standards and assists with inspection of watercrafts for aquatic invasive species.

7	Correctional Services

7.1	Program Support

Provides strategic and financial services support for the Correctional Services Division, including divisional programs, Adult Centre Operations, Community Correctional Services and the Young Offender Centres.

7.2	Adult Remand and Correctional Centres

Accountable for the day-to-day management of remanded inmates and sentenced offenders in eight provincial remand and correctional centres located in Alberta.

7.3	Young Offender Centres

Manages the Edmonton Young Offender Centre and the Calgary Young Offender Centre. The two centres provide custody and rehabilitative services for approximately 200 offenders.

7.4	Community Correctional Services

Operates two adult attendance centres, 51 community corrections offices, including 4 indigenous contracted offices and provides community-based supervision to over 38,000 adults and 2,000 youth in rural communities.

7.5	Young Offender Community Correctional Services

Operates two adult attendance centres, 51 community corrections offices, including 3 indigenous contracted offices and provides community-based supervision to over 38,000 adults and 2,000 youth in rural communities.

8	Alberta Human Rights

8.1	Alberta Human Rights Commission

Fosters equality and reduce discrimination by eliminating barriers to full participation in the cultural, social, economic, and political life of the province for all Albertans.

8.2	Assistance to the Human Rights Education and Multiculturalism Fund

Provides financial and other resources to community organizations for projects that promote diversity and equality, prevent discrimination and racism, and build welcoming and inclusive communities and workplaces.

Justice and Solicitor General	143

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2018-19 Budget	2018-19 Actual	2019-20 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		809	810	809
1.2	Deputy Minister’s Office		1,328	1,367	1,328
1.3	Corporate Services		22,058	22,479	21,780
		Sub-total	24,195	24,656	23,917

2	Resolution and Court Administration Services
2.1	Program Support		17,039	18,279	16,832
2.2	Resolution Services		16,448	16,480	16,137
2.3	Provincial Civil Claims		1,200	1,200	1,200
2.4	Provincial Court of Alberta		118,558	114,258	112,749
2.5	Alberta Court of Queen’s Bench		37,119	36,388	35,595
2.6	Alberta Court of Appeal		7,556	7,050	6,901
		Sub-total	197,920	193,655	189,414

3	Legal Services
3.1	Civil Law		54,114	52,243	50,618
3.2	Legislative Counsel		2,792	2,997	3,126
3.3	Law Reform		500	500	500
		Sub-total	57,406	55,740	54,244

4	Alberta Crown Prosecution Service
4.1	Program Support		4,884	4,460	3,697
4.2	Appeals, Education and Prosecution Policy		7,727	7,737	8,260
4.3	Criminal and Youth Prosecutions		77,425	79,305	79,785
4.4	Specialized Criminal and Regulatory Prosecutions		12,038	11,796	12,995
		Sub-total	102,074	103,298	104,737

5	Justice Services
5.1	Program Support		10,300	10,142	8,253
5.2	Family Support Order Services		20,196	18,003	18,419
5.3	Office of the Chief Medical Examiner		12,701	13,643	12,622
5.4	Property Rights Advocate Office		492	364	241
5.5	Public Guardian Services		13,252	12,367	12,212
5.6	Public Trustee		13,974	15,102	13,234
5.7	Fines Enforcement		2,128	2,208	2,132
5.8	Support for Legal Aid		89,300	104,100	101,800
		Sub-total	162,343	175,929	168,913

144	Justice and Solicitor General

EXPENSE VOTE BY PROGRAM…continued

(thousands of dollars)			Comparable
			2018-19 Budget	2018-19 Actual	2019-20 Estimate
OPERATING EXPENSE continued
6	Public Security
6.1	Program Support		10,105	12,863	17,706
6.2	Law Enforcement Review Board		788	682	625
6.3	Alberta Serious Incident Response Team		3,988	3,867	3,987
6.4	Law Enforcement Standards and Audits		3,415	3,026	6,130
6.5	Contract Policing and Policing Oversight		256,167	262,645	263,149
6.6	Indigenous Policing Services		11,025	11,727	12,182
6.7	Policing Assistance to Municipalities		87,687	87,458	88,208
6.8	Organized and Serious Crime		29,100	32,100	32,100
6.9	Sheriffs Branch		75,356	70,411	69,750
6.10	Fish and Wildlife Enforcement		23,750	22,534	22,305
6.11	Commercial Vehicle Enforcement		15,220	15,322	15,205
		Sub-total	516,601	522,635	531,347

7	Correctional Services
7.1	Program Support		5,758	6,233	6,949
7.2	Adult Remand and Correctional Centres		204,556	208,261	204,845
7.3	Young Offender Centres		23,079	21,778	24,339
7.4	Community Correctional Services		42,122	41,490	41,487
7.5	Young Offender Community Correctional Services		10,647	10,839	10,222
		Sub-total	286,162	288,601	287,842

8	Alberta Human Rights
8.1	Alberta Human Rights Commission		7,680	6,846	6,598
8.2	Assistance to the Human Rights Education and Multiculturalism Fund		1,735	1,735	500
		Sub-total	9,415	8,581	7,098
Total			1,356,116	1,373,095	1,367,512

Justice and Solicitor General	145

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2018-19 Budget	2018-19 Actual	2019-20 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Corporate Services		2,149	513	665

2	Resolution and Court Administration Services
2.1	Program Support		1,000	1,000	5,630
2.4	Provincial Court of Alberta		-	12	-
		Sub-total	1,000	1,012	5,630

3	Legal Services
3.1	Civil Law		-	92	-

4	Alberta Crown Prosecution Service
4.1	Program Support		2,100	1,557	380

5	Justice Services
5.2	Family Support Order Services		500	302	350
5.3	Office of the Chief Medical Examiner		120	1,613	190
5.6	Public Trustee		3,380	-	-
		Sub-total	4,000	1,915	540

6	Public Security
6.9	Sheriffs Branch		448	584	1,610
6.10	Fish and Wildlife Enforcement		85	757	85
6.11	Commercial Vehicle Enforcement		-	327	-
		Sub-total	533	1,668	1,695

7	Correctional Services
7.2	Adult Remand and Correctional Centres		150	1,627	288
Total			9,932	8,384	9,198

146	Justice and Solicitor General

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)	2019-20
Estimate
1 Maintenance Enforcement	7,170
Revenue from deterrent penalties and service fees that promote payment of maintenance is used to improve and expand services available to clients. Element 5.2

2 Provincial Civil Claims	1,200
Revenue from fees levied to commence action in excess of $7,500 in Provincial Court is used to fund the ministry’s expense associated with those actions. Element 2.3

3 Edmonton Regional Airports Authority Policing Services Agreement	3,700

Revenue is received on a full cost recovery basis from the Edmonton Regional Airports Authority for policing services at Edmonton International Airport under the Provincial Police Service Agreement. Element 6.5.

Total	12,070

Justice and Solicitor General	147

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Motor Vehicle Accident Claims	23,573	30,904	30,707

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	1,466	38	1,233
Resolution and Court Administration Services	1,552	629	1,452
Legal Services	24	32	24
Alberta Crown Prosecution Service	1	149	1
Justice Services	842	250	873
Public Security	1,588	454	1,588
Correctional Services	511	496	511
Alberta Human Rights	5	2	5
Motor Vehicle Accident Claims	31	-	131
Valuation Adjustments and Other Provisions
Ministry Support Services	39	255	39
Resolution and Court Administration Services	8,107	6,301	6,000
Legal Services	60	94	-
Alberta Crown Prosecution Service	143	158	158
Justice Services	111	(107)	111
Public Security	39	71	-
Correctional Services	117	658	658
Alberta Human Rights	-	11	-
Motor Vehicle Accident Claims	3,205	349	-
Write Down or Loss on Disposal of Capital Assets
Public Security	-	3	-
Correctional Services	-	1	-

Total	41,414	40,748	43,491

148	Justice and Solicitor General

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2019-20 Estimate
EXPENSE
Ministry Support Services	23,917	1,272	-	-	25,189
Resolution and Court Administration Services	189,414	7,452	-	-	196,866
Legal Services	54,244	24	-	-	54,268
Alberta Crown Prosecution Service	104,737	159	-	-	104,896
Justice Services	168,913	984	-	-	169,897
Public Security	531,347	1,588	-	-	532,935
Correctional Services	287,842	1,169	-	-	289,011
Alberta Human Rights	7,098	5	500	(500)	7,103
Motor Vehicle Accident Claims	-	30,838	-	-	30,838
Victims of Crime Fund	-	-	43,394	-	43,394
Total	1,367,512	43,491	43,894	(500)	1,454,397

CAPITAL INVESTMENT
Ministry Support Services	665	-	-	-	665
Resolution and Court Administration Services	5,630	-	-	-	5,630
Alberta Crown Prosecution Service	380	-	-	-	380
Justice Services	540	-	-	-	540
Public Security	1,695	-	-	-	1,695
Correctional Services	288	-	-	-	288
Victims of Crime Fund	-	-	15	-	15
Total	9,198	-	15	-	9,213

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	1,367,512	37,673	43,825	(500)	1,448,510
Amortization / loss on disposal	-	5,818	69	-	5,887
Total	1,367,512	43,491	43,894	(500)	1,454,397

CAPITAL INVESTMENT	9,198	-	15	-	9,213

Justice and Solicitor General	149

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
REVENUE

Transfers of Assets or Liabilities from Related Parties	-	1	-
Transfers from Government of Canada	37,382	38,686	46,158
Investment Income	1,043	3,126	1,043
Motor Vehicle Accident Claim Fees	24,000	23,206	24,300
Other Premiums, Fees and Licences	31,555	32,441	32,595
Fines and Penalties	224,900	199,890	220,950
Maintenance Enforcement	16,177	16,355	16,270
Other Revenue	26,450	28,249	28,071

Ministry Total	361,507	341,954	369,387
Inter-Ministry Consolidations	(525)	(9)	-
Consolidated Total	360,982	341,945	369,387

EXPENSE

Ministry Support Services	25,700	24,949	25,189
Resolution and Court Administration Services	207,579	200,585	196,866
Legal Services	57,490	55,866	54,268
Alberta Crown Prosecution Service	102,218	103,605	104,896
Justice Services	163,296	176,072	169,897
Public Security	518,228	523,163	532,935
Correctional Services	286,790	289,756	289,011
Alberta Human Rights	8,953	8,079	7,103
Motor Vehicle Accident Claims	26,809	31,253	30,838
Victims of Crime Fund	40,045	42,972	43,394

Ministry Total	1,437,108	1,456,300	1,454,397
Inter-Ministry Consolidations	(525)	(1,723)	-

Consolidated Total	1,436,583	1,454,577	1,454,397

Net Operating Result	(1,075,601)	(1,112,632)	(1,085,010)

150	Justice and Solicitor General

MINISTRY FINANCIAL STATEMENTS…continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
INVESTMENT

Ministry Support Services	2,149	513	665
Resolution and Court Administration Services	1,000	1,012	5,630
Legal Services	-	92	-
Alberta Crown Prosecution Service	2,100	1,557	380
Justice Services	4,000	1,915	540
Public Security	533	1,668	1,695
Correctional Services	150	1,627	288
Victims of Crime Fund	25	-	15
Consolidated Total	9,957	8,384	9,213

AMORTIZATION	(6,089)	(2,142)	(5,887)

DISPOSALS OR WRITE OFFS	-	(4)	-

Change in Capital Assets Total	3,868	6,238	3,326

Justice and Solicitor General	151

Labour and Immigration

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate

EXPENSE	227,614	211,804	220,860

CAPITAL INVESTMENT	1,900	2,985	1,150

152

DESCRIPTION OF SUPPLY VOTE ELEMENTS

1	Ministry Support Services
1.1	Minister’s Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister’s Office
Supports the minister in achieving business plan and strategic goals of the ministry, government, and public service.
1.3	Corporate Services
Provides finance and administration, accommodation services, legislative services and corporate planning and reporting.

2	Workforce Strategies
2.1	Settlement and Integration
Provides funding to help increase the ability of newcomers to successfully settle and integrate in Alberta, and includes funding provided to immigrant-serving agencies.
2.2	Workforce Development Partnerships

Helps ensure Alberta can respond to skills shortages through collaborative efforts with industry, communities, employer groups, organizations, industry sectors, and municipalities with common labour market needs.

2.3	Policy and Labour Market Information
Works collaboratively with other Government of Alberta policy and program areas to provide strategic advice, policy direction and evidence to address Alberta’s labour force development objectives.
2.4	Labour Attraction and Retention
Develops and implements targeted strategies for attracting and retaining the workers Alberta needs and initiatives aimed at fully engaging new Albertans in the workforce.
2.5	Labour Qualifications and Mobility

Helps ensure that workers from across Canada and internationally receive recognition of their qualifications so that they are able to apply their skills and work to their full potential in Alberta’s labour market.

2.6	Labour Market Programs
Supports Alberta employers and their employees to gain the skills they need to succeed in the workforce, including the Canada-Alberta Job Grant.
2.7	Summer Temporary Employment Program
Helps students improve their job prospects by gaining on-the-job experience and skills.
2.8	Skills and Training Support
Provides training opportunities and support for individuals to get a job or substantially improve their employment situation.
2.9	Coal Workforce Transition Program
Provides financial support for employees affected by the phase out of coal-fired electricity generation.

3	Safe, Fair and Healthy Workplaces
3.1	Labour Relations

Administers mediator and arbitrator rosters to assist in resolving labour disputes, and provides information on collective bargaining. Provides strategic advice and maintains the Labour Relations Code.

3.2	Occupational Health and Safety
Monitors legislative compliance to ensure adequate protection for workers in Alberta.
3.3	Employment Standards
Helps maintain fair and equitable workplaces by setting minimum standards for wages and working conditions in most workplaces in Alberta.

Labour and Immigration	153

DESCRIPTION OF SUPPLY VOTE ELEMENTS … continued

4	Labour Relations Board
Provides an independent and impartial tribunal responsible for the day-to-day application and interpretation of Alberta’s labour laws.

5	Appeals Commission for Alberta Workers’ Compensation
Provides an appeals process independent of the Workers’ Compensation Board that is timely, fair, and consistent with legislation, policy and the principles of natural justice.

6	Medical Panels Office for Alberta Workers’ Compensation
Provides an impartial, independent process to resolve complex medical issues for workers and other system partners in the workers’ compensation system.

7	Fair Practices Office
Provides assistance navigating the workers’ compensation system, fairness reviews, system assurance reports, and independent appeals advice and advocacy services.

154	Labour and Immigration

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		621	513	661
1.2	Deputy Minister’s Office		630	607	790
1.3	Corporate Services		4,490	4,230	4,171
		Sub-total	5,741	5,350	5,622
2	Workforce Strategies
2.1	Settlement and Integration		9,082	11,005	8,321
2.2	Workforce Development Partnerships		7,133	7,810	4,457
2.3	Policy and Labour Market Information		7,010	5,629	6,866
2.4	Labour Attraction and Retention		9,708	8,479	9,279
2.5	Labour Qualifications and Mobility		8,101	7,697	10,467
2.6	Labour Market Programs		22,439	21,097	22,009
2.7	Summer Temporary Employment Program		10,000	10,503	8,000
2.8	Skills and Training Support		42,196	41,167	40,606
2.9	Coal Workforce Transition Program		6,400	5,596	4,650
		Sub-total	122,069	118,983	114,655
3	Safe, Fair and Healthy Workplaces
3.1	Labour Relations		1,759	1,634	1,864
3.2	Occupational Health and Safety		58,022	51,203	54,863
3.3	Employment Standards		17,241	15,499	16,129
		Sub-total	77,022	68,336	72,856

4	Labour Relations Board		4,487	3,550	4,259

5	Appeals Commission for Alberta Workers’ Compensation		13,470	12,512	12,794

6	Medical Panels Office for Alberta Workers’ Compensation		1,355	843	1,286

7	Fair Practices Office		3,470	2,230	9,388

Total			227,614	211,804	220,860

Labour and Immigration	155

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2	Workforce Strategies
2.4	Labour Attraction and Retention		-	49	-
2.6	Labour Market Programs		-	282	-

		Sub-total	-	331	-
3	Safe, Fair and Healthy Workplaces
3.2	Occupational Health and Safety		1,900	1,653	1,150
3.3	Employment Standards		-	346	-

		Sub-total	1,900	1,999	1,150

4	Labour Relations Board		-	264	-

6	Medical Panels Office for Alberta Workers’ Compensation		-	22	-

7	Fair Practices Office		-	369	-

Total			1,900	2,985	1,150

156	Labour and Immigration

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained . If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2019-20 Estimate
1	Occupational Health and Safety	54,863
	The department recovers funds from the Workers’ Compensation Board:
	- to promote a culture of health and safety and injury prevention in Alberta workplaces through policy and legislative development and technical support, along with the Work Safe Alberta initiative;

- which are devoted to working with safety associations, industry groups, educational institutions and labour organizations to encourage employers and workers to build effective health and safety programs; and

- which are devoted to providing employers and workers with useful information about how to work safely, conducting inspections of Alberta worksites to ensure compliance with the Occupational Health and Safety Act, Regulation and Code, and responding to complaints. Element 3.2

2	International Educational Assessment Services	4,325

Fees are collected for the provision of international educational assessment services for immigrants seeking employment and/or education in Alberta. In addition, other jurisdictions contract with Alberta to provide these services to immigrants in their jurisdictions on a fee for service basis. Element 2.5

Total		59,188

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Occupational Health and Safety	1,150
	The department recovers funds from the Workers’ Compensation Board:
	- to promote a culture of health and safety and injury prevention in Alberta workplaces through policy and legislative development and technical support, along with the Work Safe Alberta initiative;

- which are devoted to working with safety associations, industry groups, educational institutions and labour organizations to encourage employers and workers to build effective health and safety programs; and

- which are devoted to providing employers and workers with useful information about how to work safely, conducting inspections of Alberta worksites to ensure compliance with the Occupational Health and Safety Act, Regulation and Code, and responding to complaints. Element 3.2

Total		1,150

Labour and Immigration	157

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20

	Budget	Actual	Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	-	4	-
Workforce Strategies	-	173	168
Safe, Fair and Healthy Workplaces	467	524	467
Appeals Commission for Alberta Workers’ Compensation	165	43	165
Fair Practices Office	-	10	-
Valuation Adjustments and Other Provisions
Ministry Support Services	-	(278)	-
Workforce Strategies	-	14	-
Safe, Fair and Healthy Workplaces	-	384	-
Labour Relations Board	-	66	-
Appeals Commission for Alberta Workers’ Compensation	-	(6)	-
Medical Panels Office for Alberta Workers’ Compensation	-	110	-
Fair Practices Office	-	278	-

Total	632	1,322	800

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Safe, Fair and Healthy Workplaces	-	-	250

Total	-	-	250

158	Labour and Immigration

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)		Department		Consolidated
	Voted	Amounts	Consolidation	2019-20
	Supply	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	5,622	-	-	5,622
Workforce Strategies	114,655	168	(2,000)	112,823
Safe, Fair and Healthy Workplaces	72,856	467	-	73,323
Labour Relations Board	4,259	-	-	4,259
Appeals Commission for Alberta Workers’ Compensation	12,794	165	-	12,959
Medical Panels Office for Alberta Workers’ Compensation	1,286	-	-	1,286
Fair Practices Office	9,388	-	-	9,388
Total	220,860	800	(2,000)	219,660

CAPITAL INVESTMENT
Safe, Fair and Healthy Workplaces	1,150	250	(250)	1,150

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	220,860	-	(2,000)	218,860
Amortization / loss on disposal	-	800	-	800
Total	220,860	800	(2,000)	219,660

CAPITAL INVESTMENT	1,150	250	(250)	1,150

Labour and Immigration	159

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20

	Budget	Actual	Estimate
REVENUE

Labour Market Development	58,322	66,302	56,022
Other Transfers from Government of Canada	-	-	348
Other Revenue	77,781	73,255	79,481
Premiums, Fees and Licences	3,386	4,954	4,386
Transfers of Assets or Liabilities from Related Parties	-	169	-
Ministry Total	139,489	144,680	140,237
Inter-Ministry Consolidations	-	(169)	-
Consolidated Total	139,489	144,511	140,237

EXPENSE

Ministry Support Services	5,741	5,076	5,622
Workforce Strategies	122,069	119,170	114,823
Safe, Fair and Healthy Workplaces	77,489	69,244	73,323
Labour Relations Board	4,487	3,616	4,259
Appeals Commission for Alberta Workers’ Compensation	13,635	12,549	12,959
Medical Panels Office for Alberta Workers’ Compensation	1,355	953	1,286
Fair Practices Office	3,470	2,518	9,388
Ministry Total	228,246	213,126	221,660
Inter-Ministry Consolidations	(2,000)	(4,265)	(2,000)
Consolidated Total	226,246	208,861	219,660
Net Operating Result	(86,757)	(64,350)	(79,423)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Workforce Strategies	-	331	-
Safe, Fair and Healthy Workplaces	1,900	1,999	1,400
Labour Relations Board	-	264	-
Medical Panels Office for Alberta Workers’ Compensation	-	22	-
Fair Practices Office	-	369	-
Ministry Total	1,900	2,985	1,400
Inter-Ministry Consolidations	-	-	(250)
Consolidated Total	1,900	2,985	1,150

AMORTIZATION	(632)	(754)	(800)
Change in Capital Assets Total	1,268	2,231	350

160	Labour and Immigration

Municipal Affairs

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate

EXPENSE	1,113,983	1,192,888	1,482,557

CAPITAL INVESTMENT	5,911	2,934	4,104

FINANCIAL TRANSACTIONS	148,595	48,297	48,887

161

DESCRIPTION OF SUPPLY VOTE ELEMENTS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Support Services

Conducts financial planning, financial reporting, strategic policy and legislative coordination, internal controls, administrative services, and coordinates all correspondence for the Minister and Deputy Minister.

2	Municipal Services and Legislation

2.1	Program Support

Provides strategic coordination of activities and central support services for the division.

2.2	Strategic Policy and Planning

Addresses major strategic policy issues involving the provincial-municipal relationship, supports Alberta’s local governments in land use planning, and coordinates stakeholder relations activities.

2.3	Municipal Capacity and Sustainability

Provides advice and training initiatives for municipal administrations, municipal dispute resolution, addresses municipal viability and/or restructuring, and key activities in support of municipal accountability.

3	Municipal Assessments and Grant Administration

3.1	Program Support

Coordinates divisional operations and administrative support, supports legislative and regulatory changes; and interacts with and facilitates stakeholder relations and responses.

3.2	Assessment Services

Assesses Designated Industrial property; develops and aligns tax policy with government direction; and performs audits of municipal assessment practices.

3.3	Grants and Education Property Tax

Administers municipal and federal grant programs, oversees funding to local governments, and ensures fair and equitable collection of education property tax requisition.

4	Municipal Sustainability Initiative

4.1	Municipal Sustainability Initiative Operating

Supports municipalities with municipal planning, capacity building, shared (inter-municipal) administration, and municipal service delivery and support for non-profit organizations.

4.2	Municipal Sustainability Initiative Capital

Supports municipalities with long-term sustainable funding to manage growth pressures and key local infrastructure needs.

4.3	Basic Municipal Transportation Grant

Supports municipalities with long-term sustainable funding to manage growth pressures and key local infrastructure needs.

5	Federal Grant Programs

5.1	Federal Gas Tax Fund

Provides capital funding for municipalities to help them build and revitalize their local public infrastructure. The program is fully funded by the federal government and administered by the province.

5.2	Small Communities Fund

Assists communities with populations under 100,000 to complete infrastructure projects. It is 50% funded by the federal government.

Municipal Affairs	162

DESCRIPTION OF SUPPLY VOTE ELEMENTS . . . continued

6	Grants in Place of Taxes

The Crown may pay to the municipality a grant not exceeding the amount that would be recoverable by the municipality for Crown property, which is exempt from taxation under the Municipal Government Act .

7	Alberta Community Partnership

Supports municipal regional collaboration and capacity building initiatives, along with other provincial priorities.

8	Public Safety

8.1	Strategic and System Support

Leads and coordinates the division’s strategic policies, legislation and regulations, and financial matters.

8.2	Community and Technical Support

Responsible for the development or review of all codes under the Safety Codes Act and its regulations as well as the provision of technical information and advice to Albertans, municipalities and industry.

8.3	Residential Protection Programs

Provides increased consumer protection and recourse options through the New Home Buyer Protection Act .

9	Alberta Emergency Management Agency

9.1	Managing Director’s Office

Provides strategic leadership, direct service, support and advice government, municipalities, First Nations and other partners and key stakeholders for emergency and disaster prevention, preparedness, and response.

9.2	Policy and Support

Leads Alberta Emergency Management Agency’s policy, legislation, training, accreditation, finance, and support services.

9.3	Operations

Supports the Provincial Operations Centre; field operations; plans and consequence management; business continuity; critical infrastructure; lessons learned, and the Alberta Emergency Alert Program.

9.4	Recovery Operations

Coordinates government support for disaster-affected communities and Albertans, and directly administers the provision of disaster financial assistance.

9.5	Disaster Recovery

Funds localized disasters and extraordinary firefighting costs outside of the areas protected by Agriculture and Forestry.

The program also administers the funding for disaster initiatives that are managed by other ministries.

9.6	Emergency Preparedness Grants

Provides grant funding for municipal emergency management training.

10	Quasi-Judicial Boards

The Quasi-Judicial Boards is a group of four tribunals comprised of the Municipal Government Board, Surface Rights Board, Land Compensation Board and New Home Buyer Protection Board.

11	Library Services

11.1	Library Services Operations

Leads provincial support for public library services; administers provincial public library funding assistance; maintains library resources; and provides policy, planning and program support.

11.2	Provincial Library Network

Provides funding and support to municipal library boards, regional library systems and multi-library sector organizations.

12	2013 Alberta Flooding

12.1	Disaster Recovery Program - Flooding

Responsible for processes related to the Southern Alberta Flooding DRP and Regional Municipality of Wood Buffalo DRP (RMWB) that occurred in the spring of 2013.

163	Municipal Affairs

DESCRIPTION OF SUPPLY VOTE ELEMENTS . . . continued

13	2016 Wood Buffalo Wildfire

13.1	2016 Wood Buffalo Wildfire - Recovery

Responsible for Disaster Recovery Program (DRP) processes related to the Regional Municipality of Wood Buffalo wildfire.

14	Municipal Cannabis Transition Program

Program provided funding for 52 municipalities that pay for their own policing, to help address enforcement and other implementation costs related to cannabis legalization.

15	2019 Northwest Alberta Wildfires

Responsible for Disaster Recovery Program (DRP) processes related to the 2019 Northwest Alberta Wildfires DRP that occurred in spring 2019.

Municipal Affairs	164

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
OPERATING EXPENSE

1	Ministry Support Services
1.1	Minister’s Office		872	926	922
1.2	Deputy Minister’s Office		881	827	881
1.3	Support Services		7,191	6,386	6,352
		Sub-total	8,944	8,139	8,155

2	Municipal Services and Legislation
2.1	Program Support		1,603	1,217	1,189
2.2	Strategic Policy and Planning		5,208	4,204	4,571
2.3	Municipal Capacity and Sustainability		4,859	3,961	4,220
		Sub-total	11,670	9,382	9,980

3	Municipal Assessments and Grant Administration
3.1	Program Support		1,382	990	1,205
3.2	Assessment Services		19,765	19,631	17,838
3.3	Grants and Education Property Tax		5,642	5,730	4,892
		Sub-total	26,789	26,351	23,935

4	Municipal Sustainability Initiative
4.1	Municipal Sustainability Initiative Operating		30,000	29,089	30,000

5	Federal Grant Programs
5.2	Small Communities Fund		-	376	-

6	Grants in Place of Taxes		58,662	53,486	44,554

7	Alberta Community Partnership		18,500	18,371	16,500

8	Public Safety
8.1	Strategic and System Support		4,386	3,894	3,706
8.2	Community and Technical Support		8,482	7,665	7,985
8.3	Residential Protection Programs		2,837	1,977	3,339
		Sub-total	15,705	13,536	15,030

9	Alberta Emergency Management Agency
9.1	Managing Director’s Office		774	589	632
9.2	Policy and Support		3,896	4,100	4,237
9.3	Operations		5,785	10,211	5,421
9.4	Recovery Operations		3,356	2,686	2,479
9.5	Disaster Recovery		215	76,521	31,660
9.6	Emergency Preparedness Grants		150	150	150
		Sub-total	14,176	94,257	44,579

10	Quasi-Judicial Boards		7,204	6,532	6,204

165	Municipal Affairs

EXPENSE VOTE BY PROGRAM ... continued
(thousands of dollars)			Comparable

			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
OPERATING EXPENSE ... continued
11	Library Services
11.1	Library Services Operations		1,772	1,547	1,770
11.2	Provincial Library Network		35,182	35,535	35,300
		Sub-total	36,954	37,082	37,070

13	2016 Wood Buffalo Wildfire
13.1	2016 Wood Buffalo Wildfire - Recovery		1,063	935	873

14	Municipal Cannabis Transition Program		-	11,150	-

15	2019 Northwest Alberta Wildfires		-	-	118,360

CAPITAL GRANTS
4	Municipal Sustainability Initiative
4.2	Municipal Sustainability Initiative Capital		294,000	294,911	294,000
4.3	Basic Municipal Transportation Grant		344,000	339,852	346,773
		Sub-total	638,000	634,763	640,773

5	Federal Grant Programs
5.1	Federal Gas Tax Fund		229,516	228,827	476,544
5.2	Small Communities Fund		16,800	16,612	10,000
		Sub-total	246,316	245,439	486,544

7	Alberta Community Partnership		-	3,000	-

11	Library Services
11.2	Provincial Library Network		-	1,000	-
Total			1,113,983	1,192,888	1,482,557

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS

3	Municipal Assessments and Grant Administration
3.2	Assessment Services		3,000	213	1,787

8	Public Safety
8.2	Community and Technical Support		-	440	-
8.3	Residential Protection Programs		911	769	-
		Sub-total	911	1,209	-

9	Alberta Emergency Management Agency
9.3	Operations		-	829	-
9.4	Recovery Operations		2,000	683	2,317
		Sub-total	2,000	1,512	2,317
Total			5,911	2,934	4,104

Municipal Affairs	166

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2018-19	2018-19	2019-20
		Budget	Actual	Estimate
2013 ALBERTA FLOODING LIABILITY RETIREMENT

12	2013 Alberta Flooding
12.1	Disaster Recovery Program - Flooding	148,595	48,297	48,887
Total		148,595	48,297	48,887

167	Municipal Affairs

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense 911 Call Centres Support	18,725	20,428	20,525

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	70	175	70
Municipal Assessments and Grant Administration	1,707	161	1,710
Public Safety	1,400	962	409
Alberta Emergency Management Agency	110	441	110
Valuation Adjustments and Other Provisions
Ministry Support Services	200	(103)	200
Municipal Services and Legislation	-	(18)	-
Municipal Assessments and Grant Administration	-	83	-
Public Safety	-	52	-
Alberta Emergency Management Agency	-	(6)	-
Quasi-Judicial Boards	-	(29)	-
Library Services	-	(11)	-
Write Down or Loss on Disposal of Capital Assets
Alberta Emergency Management Agency	-	75	-
Capital Payments to Related Parties
Municipal Assessments and Grant Administration	-	101	-

Total	22,212	22,311	23,024

Municipal Affairs	168

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2019-20
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	8,155	270	-	-	8,425
Municipal Services and Legislation	9,980	-	-	-	9,980
Municipal Assessments and Grant Administration	23,935	1,710	-	-	25,645
Municipal Sustainability Initiative	670,773	-	-	-	670,773
Federal Grant Programs	486,544	-	-	-	486,544
Grants in Place of Taxes	44,554	-	-	-	44,554
Alberta Community Partnership	16,500	-	-	-	16,500
Public Safety	15,030	409	-	-	15,439
Alberta Emergency Management Agency	44,579	20,635	-	-	65,214
Quasi-Judicial Boards	6,204	-	-	-	6,204
Library Services	37,070	-	-	-	37,070
2016 Wood Buffalo Wildfire	873	-	-	-	873
2019 Northwest Alberta Wildfires	118,360	-	-	-	118,360
Safety Codes Council	-	-	15,184	-	15,184
Total	1,482,557	23,024	15,184	-	1,520,765

CAPITAL INVESTMENT
Municipal Assessments and Grant Administration	1,787	-	-	-	1,787
Alberta Emergency Management Agency	2,317	-	-	-	2,317
Safety Codes Council	-	-	305	-	305
Total	4,104	-	305	-	4,409

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	204,447	20,725	14,562	-	239,734
Disaster assistance expense	150,793	-	-	-	150,793
Capital grants	1,127,317	-	-	-	1,127,317
Amortization / loss on disposal	-	2,299	622	-	2,921
Total	1,482,557	23,024	15,184	-	1,520,765

CAPITAL INVESTMENT	4,104	-	305	-	4,409

169	Municipal Affairs

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
REVENUE

Transfers from Government of Canada
Federal Gas Tax Fund	229,516	228,827	476,544
Disaster Assistance	-	31,129	-
Other	8,400	8,494	5,000
Investment Income	150	495	475
Premiums, Fees and Licences	32,829	38,496	37,974
Other Revenue	17,320	74,643	15,045
Ministry Total	288,215	382,084	535,038
Consolidated Total	288,215	382,084	535,038

EXPENSE

Ministry Support Services	9,214	8,211	8,425
Municipal Services and Legislation	11,670	9,364	9,980
Municipal Assessments and Grant Administration	28,496	26,696	25,645
Municipal Sustainability Initiative	668,000	663,852	670,773
Federal Grant Programs	246,316	245,815	486,544
Grants in Place of Taxes	58,662	53,486	44,554
Alberta Community Partnership	18,500	21,371	16,500
Public Safety	17,105	14,550	15,439
Alberta Emergency Management Agency	33,011	115,195	65,214
Quasi-Judicial Boards	7,204	6,503	6,204
Library Services	36,954	38,071	37,070
2016 Wood Buffalo Wildfire	1,063	935	873
Municipal Cannabis Transition Program	-	11,150	-
2019 Northwest Alberta Wildfires	-	-	118,360
Safety Codes Council	10,821	14,713	15,184

Ministry Total	1,147,016	1,229,912	1,520,765

Inter-Ministry Consolidations	-	(218)	-
Consolidated Total	1,147,016	1,229,694	1,520,765

Net Operating Result	(858,801)	(847,610)	(985,727)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Municipal Assessments and Grant Administration	3,000	213	1,787
Public Safety	911	1,209	-
Alberta Emergency Management Agency	2,000	1,512	2,317
Safety Codes Council	1,318	2,336	305
Consolidated Total	7,229	5,270	4,409

AMORTIZATION	(3,879)	(2,247)	(2,921)

DISPOSALS OR WRITE OFFS	(5)	(174)	(5)

Change in Capital Assets Total	3,345	2,849	1,483

Municipal Affairs	170

Seniors and Housing

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate

EXPENSE	731,624	746,918	455,426

CAPITAL INVESTMENT	-	-	25

FINANCIAL TRANSACTIONS	19,700	13,813	19,700

171

DESCRIPTION OF SUPPLY VOTE ELEMENTS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Corporate Services

Provides services and supports for finance, accommodation, legislative and legal services, and corporate planning and reporting.

2	Seniors Services

2.1	Program Planning and Delivery

Engages with government and community partners, provides policy guidance and strategic direction to Seniors Services. In addition, delivers Special Needs Assistance, Seniors Home Adaptation and Repair, and Seniors Property Tax Deferral programs.

2.2	Special Needs Assistance Grants

Provides financial support to eligible low-income seniors for critical needs including appliances, home repairs and personal and health supports.

2.3	Seniors Home Adaptation and Repair

Allows eligible seniors to finance home repairs and adaptations through government-supported low-interest home equity loans or grants.

2.4	Seniors Community Grants

Provides funding to support initiatives that ensures seniors are empowered to live independently, safely and with dignity.

2.5	Seniors Advocate

Provides information and resolution support to seniors and their families and advises government on trends and systemic issues that impact seniors.

2.6	Property Tax Deferral

Allows eligible senior homeowners to defer all or part of their annual property taxes through a low-interest home equity loan with the government through the Seniors Property Tax Deferral Program.

3	Alberta Seniors Benefit

3.1	Program Delivery

Delivers the Alberta Seniors Benefit and Supplementary Accommodations Benefit programs and supports enrollment for other GoA seniors financial assistance programs.

3.2	Alberta Seniors Benefit Grants

Provides a monthly income supplement to low-income Albertans.

3.3	Supplementary Accommodations Benefit

Provides a monthly income supplement to support affordable accommodation costs for residents of long-term care and designated supportive living facilities.

4	Housing

4.1	Program Planning and Delivery

Works with housing management bodies, municipalities, not-for-profit organizations and for-profit organizations to provide housing and related supports to over 110,000 Albertans in need.

4.2	Assistance to Alberta Social Housing Corporation

Provides funding to the Alberta Social Housing Corporation to address annual operating and capital requirements for Family and Seniors Community Housing, Rental Assistance and Special Needs Housing.

Seniors and Housing	172

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable

			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		663	768	663
1.2	Deputy Minister’s Office		725	772	725
1.3	Strategic Corporate Services		3,816	3,834	3,760
		Sub-total	5,204	5,374	5,148

2	Seniors Services
2.1	Program Planning and Delivery		6,711	5,761	6,461
2.2	Special Needs Assistance Grants		23,090	25,118	26,335
2.3	Seniors Home Adaptation and Repair		2,000	548	1,000
2.4	Seniors Community Grants		1,801	1,947	900
2.5	Seniors Advocate		981	803	781
		Sub-total	34,583	34,177	35,477

3	Alberta Seniors Benefit
3.1	Program Delivery		5,224	6,098	5,224
3.2	Alberta Seniors Benefit Grants		274,418	301,254	309,866
3.3	Supplementary Accommodations Benefit		91,400	82,785	88,232
		Sub-total	371,042	390,137	403,322

4	Housing
4.1	Program Planning and Delivery		11,679	12,114	11,479
4.2	Assistance to Alberta Social Housing Corporation		126,169	122,169	-
		Sub-total	137,848	134,283	11,479

CAPITAL PAYMENTS TO RELATED PARTIES
4	Housing
4.2	Assistance to Alberta Social Housing Corporation		182,947	182,947	-
Total			731,624	746,918	455,426

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic Corporate Services		-	-	25
Total			-	-	25

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
LOANS AND ADVANCES
2	Seniors Services
2.3	Seniors Home Adaptation and Repair		11,500	6,375	11,500
2.6	Property Tax Deferral		8,200	7,438	8,200
Total			19,700	13,813	19,700

173	Seniors and Housing

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
DEPARTMENT NON-CASH AMOUNTS

Amortization

Ministry Support Services	133	-	133

Housing	94	1	94

Valuation Adjustments and Other Provisions

Ministry Support Services	38	226	38

Seniors Services	-	(29)	-

Alberta Seniors Benefit	100	(229)	100

Housing	-	68	-
Total	365	37	365

Seniors and Housing	174

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)

		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2019-20
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE

Ministry Support Services	5,148	171	-	-	5,319
Seniors Services	35,477	-	-	(300)	35,177
Alberta Seniors Benefit	403,322	100	-	-	403,422
Housing	11,479	94	-	-	11,573
Alberta Social Housing Corporation	-	-	253,695	-	253,695
Total	455,426	365	253,695	(300)	709,186

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25
Alberta Social Housing Corporation	-	-	126,111	-	126,111
Total	25	-	126,111	-	126,136

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	455,426	138	182,583	(300)	637,847
Capital grants	-	-	24,947	-	24,947
Amortization / loss on disposal	-	227	41,404	-	41,631
Debt servicing costs - general	-	-	4,761	-	4,761
Total	455,426	365	253,695	(300)	709,186

CAPITAL INVESTMENT	25	-	126,111	-	126,136

175	Seniors and Housing

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
REVENUE

Other Transfers from Government of Canada	112,164	91,078	110,230

Investment Income	3,492	9,414	9,156

Other Revenue	10,627	22,503	11,744

Internal Government Transfers	-	8,066	4,700

Ministry Total	126,283	131,061	135,830

Inter-Ministry Consolidations	-	(8,066)	(4,700)
Consolidated Total	126,283	122,995	131,130

EXPENSE

Ministry Support Services	5,375	5,600	5,319

Seniors Services	34,583	34,148	35,477

Alberta Seniors Benefit	371,142	389,908	403,422

Housing	11,773	12,183	11,573

Alberta Social Housing Corporation	261,302	289,391	253,695

Ministry Total	684,175	731,230	709,486

Inter-Ministry Consolidations	-	(332)	(300)

Consolidated Total	684,175	730,898	709,186

Net Operating Result	(557,892)	(607,903)	(578,056)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	-	-	25

Alberta Social Housing Corporation	235,140	114,421	126,111

Ministry Total	235,140	114,421	126,136

Inter-Ministry Consolidations	-	(1,490)	-
Consolidated Total	235,140	112,931	126,136

AMORTIZATION	(39,195)	(35,246)	(41,631)

DISPOSALS OR WRITE OFFS	(300)	(2,806)	-

Change in Capital Assets Total	195,645	74,879	84,505

Seniors and Housing	176

Service Alberta

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2018-19 Budget	2018-19 Actual	2019-20 Estimate

EXPENSE	649,474	601,390	611,233

CAPITAL INVESTMENT	112,740	105,335	104,720

FINANCIAL TRANSACTIONS	10,150	13,612	10,150

177

DESCRIPTION OF SUPPLY VOTE ELEMENTS

1	Ministry Support Services
1.1	Minister’s Office
Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.
1.2	Deputy Minister’s Office
Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.
1.3	Corporate Services
Supports strategic and corporate functions across the ministry in corporate finance, policy and governance, business, and strategic planning.

2	Land Titles
Supports the registration of land ownership in Alberta.

3	Motor Vehicles
Delivers registration services to Albertans related to motor vehicles, such as, drivers licences, drivers abstracts, licence plates, identification cards, personalized plates, and specialty plates.

4	Other Registry Services
Provides licencing and registry services for individuals, consumers, business, and property transactions.

5	Freedom of Information and Protection of Privacy
Coordinates and facilitates the province-wide administration of Alberta’s Freedom of Information and Protection of Privacy Act and Personal Information Protection Act .

6	Consumer Awareness and Advocacy

Facilitates fair market practices, enforces consumer-related legislation, investigates fraud and consumer complaints, administers the 310 Call Centre, and facilitates Residential Tenancy Dispute Resolution Services.

7	Utilities Consumer Advocate
Supports regulatory affairs, utilities consumer advocate awareness, advocacy services, mediation services, and transmission facilities administration.

8	Enterprise and Shared Services
8.1	Procurement and Administration Services
Delivers procurement and administration services such as courier, print, and forms management across government.
8.2	Financial and Employee Services

Delivers centralized financial and employee services, such as, payroll, employee benefits, accounts payable and receivable, vendor maintenance, managing capital assets, revenue and Crown debt collections.

8.3	Business Services Systems
Manages, delivers and supports the Enterprise Resource Planning system. This system manages and records procurement, capital assets, financial and human resource management and expense claims.
8.4	Information Management and Technology

Through an enterprise approach, develops, delivers and manages the government’s information management technology infrastructure, application systems, corporate security and enterprise architecture and standards.

8.5	Network Services
Supports management and ongoing operation of SuperNet; voice and data network services; video conferencing services.

9	Alberta First Responders Radio Communications System
A single province-wide, interoperable, two-way voice communications system for use by provincial and municipal first responder agencies.

Service Alberta	178

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2018-19 Budget	2018-19 Actual	2019-20 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		785	748	978
1.2	Deputy Minister’s Office		805	738	795
1.3	Corporate Services		6,608	7,654	7,649
		Sub-total	8,198	9,140	9,422

2	Land Titles		11,605	10,751	10,835

3	Motor Vehicles		16,716	12,263	12,655

4	Other Registry Services		9,795	9,689	9,775

5	Freedom of Information and Protection of Privacy		12,246	11,843	12,465

6	Consumer Awareness and Advocacy		20,690	22,885	20,075

7	Utilities Consumer Advocate		9,004	6,466	8,101

8	Enterprise and Shared Services
8.1	Procurement and Administration Services		34,562	37,383	33,770
8.2	Financial and Employee Services		19,795	17,558	18,600
8.3	Business Services Systems		70,188	71,618	79,610
8.4	Information Management and Technology		382,791	335,947	342,390
8.5	Network Services		31,849	32,249	31,500
		Sub-total	539,185	494,755	505,870

9	Alberta First Responders Radio Communications System		17,035	20,632	17,035

CAPITAL GRANTS
8	Enterprise and Shared Services
8.4	Information Management and Technology		5,000	2,966	5,000
Total			649,474	601,390	611,233

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
2	Land Titles		-	18	-

3	Motor Vehicles		-	85	-

6	Consumer Awareness and Advocacy		-	535	-

179	Service Alberta

CAPITAL INVESTMENT VOTE BY PROGRAM ... continued

(thousands of dollars)			Comparable
			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
DEPARTMENT CAPITAL ACQUISITIONS continued
8	Enterprise and Shared Services
8.1	Procurement and Administration Services		12,765	13,851	12,765
8.4	Information Management and Technology		93,377	85,879	82,627
8.5	Network Services		-	72	-
		Sub-total	106,142	99,802	95,392

9	Alberta First Responders Radio Communications System		6,598	4,895	9,328
Total			112,740	105,335	104,720

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
8	Enterprise and Shared Services
8.1	Procurement and Administration Services		10,150	13,612	10,150
Total			10,150	13,612	10,150

Service Alberta	180

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2019-20
		Estimate
1	Other Registry Services Fee charged for special reports generated from the registry information system is used to fund the production of these reports. Program 4.	50

2	Specialty License Plates Fee collected for specialty license plates that allows Albertans to show their support for charitable organizations and is used to fund the production of the plates. Program 3.	1,100

3	Residential Tenancy Dispute Resolution Service Fee collected from landlords and tenants to resolve disputes, outside of the provincial court, is used to fund the cost of this service. Program 6.	777

4	Utilities Consumer Advocate Funding from the electrical system’s Balancing Pool and from three provincial natural gas distributors (80/20 per cent) funds the operations of the Utilities Consumer Advocate. Program 7.	8,101

5	Services to Ministries Funding received from other ministries is used to provide services to other government departments (e.g. administrative services, technology services, contact centres, and fleet administration). Program 8.	50,935

Total		60,963

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Alberta First Responders Radio Communications System Funding received from various law enforcement, fire and emergency medical service agencies and municipalities for the Alberta First Responders Radio Communications System. Program 9.	300

Total		300

FINANCIAL TRANSACTIONS AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Services to Ministries Funding received from other ministries is used to provide cross-government mail services. Program 8.	8,500

Total		8,500

181	Service Alberta

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Land Titles	20	7,001	20
Other Registry Services	5	-	5
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	-	120	-
Land Titles	-	59	-
Motor Vehicles	-	49	-
Other Registry Services	-	48	-
Consumer Awareness and Advocacy	1,320	139	1,320
Enterprise and Shared Services	82,130	90,176	77,501
Alberta First Responders Radio Communications System	43,522	24,174	43,522
Consumption of Inventory
Ministry Support Services	15	5	15
Land Titles	150	200	150
Motor Vehicles	510	932	510
Other Registry Services	885	1,028	885
Consumer Awareness and Advocacy	20	29	20
Enterprise and Shared Services	8,570	11,402	8,570
Valuation Adjustments and Other Provisions
Ministry Support Services	37	366	37
Land Titles	-	(20)	-
Motor Vehicles	-	(86)	-
Other Registry Services	-	79	-
Freedom of Information and Protection of Privacy	-	(106)	-
Consumer Awareness and Advocacy	95	(12)	95
Utilities Consumer Advocate	30	10	30
Enterprise and Shared Services	875	(324)	875
Alberta First Responders Radio Communications System	-	57	-
Write Down or Loss on Disposal of Capital Assets
Land Titles	-	47	-
Enterprise and Shared Services	-	2,134	-
Capital Payments to Related Parties
Enterprise and Shared Services	-	5,899	-

Total	138,184	143,406	133,555

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Alternatively Financed Capital Assets
Enterprise and Shared Services	-	493	-

Total	-	493	-

Service Alberta	182

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)		Department		Consolidated
	Voted	Amounts	Consolidation	2019-20
	Supply	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	9,422	52	-	9,474
Land Titles	10,835	170	-	11,005
Motor Vehicles	12,655	510	-	13,165
Other Registry Services	9,775	890	-	10,665
Freedom of Information and Protection of Privacy	12,465	-	-	12,465
Consumer Awareness and Advocacy	20,075	1,435	-	21,510
Utilities Consumer Advocate	8,101	30	-	8,131
Enterprise and Shared Services	510,870	86,946	(69,500)	528,316
Alberta First Responders Radio Communications System	17,035	43,522	-	60,557
Total	611,233	133,555	(69,500)	675,288

CAPITAL INVESTMENT
Enterprise and Shared Services	95,392	-	-	95,392
Alberta First Responders Radio Communications System	9,328	-	-	9,328
Total	104,720	-	-	104,720

INVENTORY ACQUISITION
Enterprise and Shared Services	10,150	-	-	10,150

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	606,233	1,062	(69,500)	537,795
Capital grants	5,000	-	-	5,000
Amortization / loss on disposal	-	122,343	-	122,343
Inventory consumption	-	10,150	-	10,150
Total	611,233	133,555	(69,500)	675,288

CAPITAL INVESTMENT	104,720	-	-	104,720

INVENTORY ACQUISITION	10,150	-	-	10,150

183	Service Alberta

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
REVENUE

Motor Vehicles	512,580	519,652	526,424

Land Titles	73,565	69,776	69,155

Other Premiums, Fees and Licences	50,427	49,356	49,744

Utilities Consumer Advocate	9,034	6,474	8,131

Other Revenue	83,447	75,465	88,056

Ministry Total	729,053	720,723	741,510

Inter-Ministry Consolidations	(69,500)	(52,706)	(69,500)
Consolidated Total	659,553	668,017	672,010

EXPENSE

Ministry Support Services	8,250	9,631	9,474

Land Titles	11,775	18,038	11,005

Motor Vehicles	17,226	13,158	13,165

Other Registry Services	10,685	10,844	10,665

Freedom of Information and Protection of Privacy	12,246	11,737	12,465

Consumer Awareness and Advocacy	22,125	23,041	21,510

Utilities Consumer Advocate	9,034	6,476	8,131

Enterprise and Shared Services	635,760	607,008	597,816

Alberta First Responders Radio Communications System	60,557	44,863	60,557

Ministry Total	787,658	744,796	744,788

Inter-Ministry Consolidations	(69,500)	(56,903)	(69,500)
Consolidated Total	718,158	687,893	675,288
Net Operating Result	(58,605)	(19,876)	(3,278)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Land Titles	-	18	-

Motor Vehicles	-	85	-

Consumer Awareness and Advocacy	-	535	-

Enterprise and Shared Services	106,142	100,295	95,392

Alberta First Responders Radio Communications System	6,598	4,895	9,328

Ministry Total	112,740	105,828	104,720
Consolidated Total	112,740	105,828	104,720

AMORTIZATION	(126,972)	(114,765)	(122,343)

DISPOSALS OR WRITE OFFS	-	(2,181)	-

Change in Capital Assets Total	(14,232)	(11,118)	(17,623)

Service Alberta	184

MINISTRY FINANCIAL STATEMENTS ... continued
CHANGE IN INVENTORY ASSETS
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
INVENTORY ACQUISITION

Enterprise and Shared Services	10,150	13,612	10,150

Ministry Total	10,150	13,612	10,150

Inter-Ministry Consolidations	-	(28)	-
Consolidated Total	10,150	13,584	10,150

CONSUMPTION	(10,150)	(13,596)	(10,150)
Change in Inventory Assets Total	-	(12)	-

185	Service Alberta

Transportation

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate

EXPENSE	1,192,662	1,045,437	1,128,536

CAPITAL INVESTMENT	1,095,078	1,117,455	1,013,507

FINANCIAL TRANSACTIONS	97,957	97,608	99,939

186

DESCRIPTION OF SUPPLY VOTE ELEMENTS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Services

Includes Strategic Policy, Finance, and Strategic Business Services which are responsible for providing policy support, financial services, strategic business planning, and reporting services.

2	Program Services and Support

Guides investment and capital planning strategies and develops and implements procurement policies and processes; manages contracts and contract risks; and oversees new strategic procurement initiatives.

3	Traffic Safety Services

Provides leadership and direction in the development and delivery of transportation safety programs, including implementing the Alberta Traffic Safety Plan, overseeing the 511 Alberta System and driver safety initiatives.

4	Grant to Alberta Transportation Safety Board

Conducts driver review hearings and independent appeals of driver, vehicle and safety decisions. The Board is also responsible for appeals of decisions and actions under the Railway (Alberta) Act.

5	Provincial Highway Maintenance and Preservation
5.1	Maintenance

Includes the on-going structural and operational maintenance of all provincial highways and bridges such as snow removal, grass cutting, maintenance of highway lighting among others.

5.2	P3 Maintenance

Includes the structural and operational maintenance of all provincial ring roads.

5.3	Preservation

Maintains an acceptable condition level without extending the functionality or life of the road. Highway preservation activities include bridge and pavement preventative and corrective maintenance.

5.4	Assessment and Support Systems

Maintenance of rest areas, Vehicle Inspection Stations, ferries, and water management infrastructure, along with roads and parking areas in provincial parks and public roads and bridges on First Nations land.

5.5	Salt, Sand and Gravel

Purchase of salt, sand and gravel for provincial highway and bridge maintenance.

6	Municipal Transit and Transportation Grant Programs
6.1	Strategic Transportation Infrastructure Program

Provides financial assistance to smaller municipalities for developing and maintaining key transportation infrastructure that promotes economic growth and improves mobility.

6.2	Green Transit Incentives Program (GreenTRIP)

Provides funding support for local, regional and inter-municipal public transit projects throughout Alberta that reduce greenhouse gas emissions.

6.3	Alberta Community Transit Fund

Provides funding to municipalities for municipal transit initiatives to ensure there are safe, affordable, accessible and environmentally sustainable transportation options in and between communities.

7	Municipal Water Infrastructure Grant Programs
7.1	Municipal Water Wastewater Program

Provides project-specific grants to smaller municipalities to assist in the construction of high priority municipal water supply and treatment, wastewater treatment and disposal projects.

Transportation	187

DESCRIPTION OF SUPPLY VOTE ELEMENTS…continued
7.2

Water for Life
Provides project-specific grants for large regional water systems to municipalities to assist larger communities in the construction of high priority municipal water supply and treatment, wastewater treatment and disposal projects.

7.3

First Nations Water Tie-In Program
Provides First Nations communities with reliable access to safe drinking-water in order to reduce or eliminate boil water advisories and to provide reliable wastewater management systems.

7.4	Redwood Meadows Provides funds for flood protection. Redwood Meadows is a town site located on Tsuu t’ina Nation lands directly downstream of Bragg Creek and was impacted by the 2013 flooding.

8	Federal Grant Programs
8.1

Public Transit Infrastructure Fund
A federal program that provides funding to support the rehabilitation of transit systems, new capital projects, and planning and studies for future transit expansion to foster long-term transit plans.

8.2

Clean Water Wastewater Fund
A federal program that rehabilitates both water treatment and distribution infrastructure and existing wastewater and storm water treatment systems, as well as other initiatives.

8.3

Investing in Canada Infrastructure - Public Transit
Eligible municipalities can apply for funding to improve and expand existing public transit systems. This is a federal program with grant funding flowing through Alberta Transportation’s budget.

8.4

Investing in Canada Infrastructure - Green Infrastructure
Funds projects that protect the environment and supports Canada’s transition to a clean economy. This is a federal program with grant funding flowing through Alberta Transportation’s budget.

9	Ring Roads
9.1	Edmonton Ring Road The Ring Road consists of Anthony Henday Drive (Highway 216).
9.2	Calgary Ring Road The Ring Road consists of Stoney Trail (Highway 201), West Calgary and Southwest Calgary.
9.3	Debt Servicing Interest payments related to Calgary and Edmonton Ring Roads.
9.4	Debt Repayment Principal payments related to Calgary and Edmonton Ring Roads.

10	Northeast Alberta Strategic Projects
10.1	Highway 63 Twinning Alleviates growth pressures resulting from oil sands development in the Fort McMurray area.

11	Provincial Highway Construction Projects
11.1	Highway Twinning, Widening and Expansion Includes final paving on newly surfaced roadways, widening of existing paved surfaces; twinning/multi-lane, bypass, and new road construction.
11.2	Interchanges, Intersections and Safety Upgrades Constructs interchanges and intersections for major projects.

12	Bridge Construction Projects Includes bridge replacements, deck replacements, overlays and bridge painting.

13	Provincial Highway Rehabilitation
13.1	Highway Rehabilitation Projects Highway pavement restoration related to the provincial highway network. Also includes minor intersection improvements and other safety-related activities.

188	Transportation

DESCRIPTION OF SUPPLY VOTE ELEMENTS…continued
13.2	P3 Rehabilitation Highway pavement restoration to avoid irreparable deterioration related to Edmonton and Calgary Ring Roads constructed under a Public Private Partnership arrangement.
13.3

Major Maintenance
Extends the useful life of highways and bridges, such as deep mill and fill, paver patch, replacement of delineators, full depth concrete replacement, replacement of deck joint, culvert inlet and outlet replacement.

14	Water Management Projects
14.1

Water Management Infrastructure
Manages the design, construction and maintenance of new water management projects, as well as the rehabilitation and upgrading of existing water management infrastructure with Alberta Environment and Parks.

14.2	Springbank Off-Stream Reservoir Includes the construction of a dry reservoir west of Calgary that will store water temporarily during a flood.

15	2013 Alberta Flooding
15.1	Highways and Bridges Infrastructure Recovery Funding under the Non-Disaster Recovery Program to restore and enhance the infrastructure to current standards.
15.2	Water and Wastewater Infrastructure Recovery Funding under the Non-Disaster Recovery Program to restore and enhance the infrastructure to current standards.

Transportation	189

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2018-19 Budget	2018-19 Actual	2019-20 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		755	1,225	933
1.2	Deputy Minister’s Office		805	974	725
1.3	Strategic Services		11,468	10,073	9,396
		Sub-total	13,028	12,272	11,054

2	Program Services and Support		28,080	25,971	24,833

3	Traffic Safety Services		35,766	35,635	45,737

4	Grant to Alberta Transportation Safety Board		2,226	2,226	1,989

5	Provincial Highway Maintenance and Preservation
5.1	Maintenance		253,772	270,945	247,050
5.2	P3 Maintenance		65,617	68,761	68,761
5.3	Preservation		22,927	17,163	5,725
5.4	Assessment and Support Systems		11,546	10,299	5,773
		Sub-total	353,862	367,168	327,309

CAPITAL GRANTS
5	Provincial Highway Maintenance and Preservation
5.4	Assessment and Support Systems		19,500	18,587	19,500

6	Municipal Transit and Transportation Grant Programs
6.1	Strategic Transportation Infrastructure Program		26,538	22,473	22,265
6.2	Green Transit Incentives Program (GreenTRIP)		250,041	209,471	125,346
6.3	Alberta Community Transit Fund		22,400	-	-
		Sub-total	298,979	231,944	147,611

7	Municipal Water Infrastructure Grant Programs
7.1	Municipal Water Wastewater Program		45,000	32,589	32,259
7.2	Water for Life		75,300	82,566	43,386
7.3	First Nations Water Tie-In Program		24,400	30,406	18,394
7.4	Redwood Meadows		8,900	-	-
		Sub-total	153,600	145,561	94,039

8	Federal Grant Programs
8.1	Public Transit Infrastructure Fund		136,480	67,365	138,138
8.2	Clean Water Wastewater Fund		59,010	46,577	76,932
8.3	Investing in Canada Infrastructure - Public Transit		-	-	150,791
8.4	Investing in Canada Infrastructure - Green Infrastructure		-	-	454
		Sub-total	195,490	113,942	366,315

DEBT SERVICING
9	Ring Roads
9.3	Debt Servicing		92,131	92,131	90,149
Total			1,192,662	1,045,437	1,128,536

190	Transportation

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2018-19 Budget	2018-19 Actual	2019-20 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic Services		355	2,855	687

9	Ring Roads
9.1	Edmonton Ring Road		-	16,909	28,404
9.2	Calgary Ring Road		267,618	219,777	310,667
		Sub-total	267,618	236,686	339,071

10	Northeast Alberta Strategic Projects
10.1	Highway 63 Twinning		3,400	8,776	-

11	Provincial Highway Construction Projects
11.1	Highway Twinning, Widening and Expansion		220,535	303,433	151,384
11.2	Interchanges, Intersections and Safety Upgrades		24,500	33,102	5,000
		Sub-total	245,035	336,535	156,384

12	Bridge Construction Projects		60,000	54,257	60,000

13	Provincial Highway Rehabilitation
13.1	Highway Rehabilitation Projects		350,484	389,927	302,179
13.2	P3 Rehabilitation		9,186	12,592	9,186
13.3	Major Maintenance		-	-	25,000
		Sub-total	359,670	402,519	336,365

14	Water Management Projects
14.1	Water Management Infrastructure		29,000	25,997	29,000
14.2	Springbank Off-Stream Reservoir		130,000	39,458	92,000
		Sub-total	159,000	65,455	121,000

15	2013 Alberta Flooding
15.1	Highways and Bridges Infrastructure Recovery		-	6,515	-
15.2	Water and Wastewater Infrastructure Recovery		-	3,857	-
		Sub-total	-	10,372	-

Total			1,095,078	1,117,455	1,013,507

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
5	Provincial Highway Maintenance and Preservation
5.5	Salt, Sand and Gravel		50,000	49,651	50,000

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
9	Ring Roads
9.4	Debt Repayment		47,957	47,957	49,939
Total			97,957	97,608	99,939

Transportation	191

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2019-20
		Estimate
1	Motor Transport Permits and Licences	21,640

A portion of the revenue for Motor Transport Permits and Licences supports Alberta’s traffic volumes and the Driver Examiner Road Test Model and the Pre-Entry Program for New National Safety Code Carriers. Program 3

2	National Safety Code	426
	The National Safety Code is a joint agreement between the federal government and the province to place standards on drivers of buses and freight trucks across the country. Program 3

3	Commercial Vehicle Decals	480
	Revenue generated from the sale and distribution of commercial vehicle decals. Program 3
Total		22,546

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Highway Rehabilitation Projects	3,000
	Various agreements exist whereby the private sector and municipalities make contributions towards capital maintenance and renewal projects. Element 13.1

2	Tourism Highway Signage Initiative	1,000
	The private sector contributes towards new investments in tourism related highway signs and structures in the province. Element 13.1
Total		4,000

192	Transportation

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Provincial Highway Maintenance and Preservation	586,201	583,078	614,901
Consumption of Inventory
Provincial Highway Maintenance and Preservation	50,000	47,813	50,000
Valuation Adjustments and Other Provisions
Ministry Support Services	-	42	-
Program Services and Support	-	(172)	-
Traffic Safety Services	-	579	-
Provincial Highway Maintenance and Preservation	-	28	-
Write Down or Loss on Disposal of Capital Assets
Provincial Highway Maintenance and Preservation	-	50	-
Capital Payments to Related Parties
Ministry Support Services	705	1,636	-
Water Management Projects	88,218	28,695	32,284
2013 Alberta Flooding	34,157	86,555	-

Total	759,281	748,304	697,185

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Provincial Highway Construction Projects	3,500	1,872	-
Provincial Highway Rehabilitation	-	130	-

Alternatively Financed Capital Assets
Ring Roads	128,468	127,443	148,813

Total	131,968	129,445	148,813

Transportation	193

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)
		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2019-20
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE

Ministry Support Services	11,054	-	-	-	11,054

Program Services and Support	24,833	-	-	-	24,833

Traffic Safety Services	45,737	-	-	-	45,737

Alberta Transportation Safety Board	1,989	-	1,989	(1,989)	1,989

Provincial Highway Maintenance and Preservation	346,809	664,901	-	-	1,011,710

Municipal Transit and Transportation Grant	147,611	-	-	-	147,611

Programs

Municipal Water Infrastructure Grant Programs	94,039	-	-	-	94,039

Federal Grant Programs	366,315	-	-	-	366,315

Water Management Projects	-	32,284	-	(32,284)	-

Ring Roads - Debt Servicing	90,149	-	-	-	90,149
Total	1,128,536	697,185	1,989	(34,273)	1,793,437

CAPITAL INVESTMENT

Ministry Support Services	687	-	-	-	687

Ring Roads	339,071	148,813	-	-	487,884

Provincial Highway Construction Projects	156,384	-	-	-	156,384

Bridge Construction Projects	60,000	-	-	-	60,000

Provincial Highway Rehabilitation	336,365	-	-	-	336,365

Water Management Projects	121,000	-	-	-	121,000
Total	1,013,507	148,813	-	-	1,162,320

INVENTORY ACQUISITION

Provincial Highway Maintenance and Preservation	50,000	-	-	-	50,000

RECONCILIATION BY TYPE OF SPENDING
EXPENSE

Operating expense	410,922	-	1,989	(1,989)	410,922

Capital grants	627,465	-	-	-	627,465

Amortization / loss on disposal	-	614,901	-	-	614,901

Inventory consumption	-	50,000	-	-	50,000

Debt servicing costs - Capital Plan	90,149	-	-	-	90,149

Capital payments to related parties	-	32,284	-	(32,284)	-
Total	1,128,536	697,185	1,989	(34,273)	1,793,437

CAPITAL INVESTMENT	1,013,507	148,813	-	-	1,162,320

INVENTORY ACQUISITION	50,000	-	-	-	50,000

194	Transportation

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
REVENUE

Public Transit Infrastructure Fund	136,480	67,365	138,138

Clean Water Wastewater Fund	59,010	46,577	76,932

Investing in Canada Infrastructure Program	-	-	151,445

Other Transfers from Government of Canada	27,544	24,511	30,833

Premiums, Fees and Licences	33,900	31,856	46,030

Refunds of Expense	1,475	1,322	2,575

Other Revenue	16,312	24,737	22,513

Ministry Total	274,721	196,368	468,466

Inter-Ministry Consolidations	-	(58)	-
Consolidated Total	274,721	196,310	468,466

EXPENSE

Ministry Support Services	13,733	13,950	11,054

Program Services and Support	28,080	25,799	24,833

Traffic Safety Services	35,766	36,214	45,737

Alberta Transportation Safety Board	2,226	1,559	1,989

Provincial Highway Maintenance and Preservation	1,009,563	1,016,724	1,011,710

Municipal Transit and Transportation Grant Programs	298,979	231,944	147,611

Municipal Water Infrastructure Grant Programs	153,600	145,561	94,039

Federal Grant Programs	195,490	113,942	366,315

Water Management Projects	88,218	28,695	32,284

2013 Alberta Flooding	34,157	86,555	-

Ring Roads - Debt Servicing	92,131	92,131	90,149

Ministry Total	1,951,943	1,793,074	1,825,721

Inter-Ministry Consolidations	(123,080)	(117,284)	(32,284)

Consolidated Total	1,828,863	1,675,790	1,793,437

Net Operating Result	(1,554,142)	(1,479,480)	(1,324,971)

Transportation	195

MINISTRY FINANCIAL STATEMENTS…continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
INVESTMENT

Ministry Support Services	355	2,855	687

Ring Roads	396,086	364,129	487,884

Northeast Alberta Strategic Projects	3,400	8,776	-

Provincial Highway Construction Projects	248,535	338,407	156,384

Bridge Construction Projects	60,000	54,257	60,000

Provincial Highway Rehabilitation	359,670	402,649	336,365

Water Management Projects	159,000	65,455	121,000

2013 Alberta Flooding	-	10,372	-
Consolidated Total	1,227,046	1,246,900	1,162,320

AMORTIZATION	(586,201)	(583,078)	(614,901)

DISPOSALS OR WRITE OFFS	-	(50)	-

Change in Capital Assets Total	640,845	663,772	547,419

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Provincial Highway Maintenance and Preservation	50,000	49,651	50,000
Consolidated Total	50,000	49,651	50,000

CONSUMPTION	(50,000)	(47,813)	(50,000)

Change in Inventory Assets Total	-	1,838	-

196	Transportation

Treasury Board and Finance

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate

EXPENSE	246,266	259,424	240,095

CAPITAL INVESTMENT	-	-	25

FINANCIAL TRANSACTIONS	3,617	3,617	1,362

CONTINGENCY AND DISASTER AND EMERGENCY ASSISTANCE	-	-	680,000

197

DESCRIPTION OF SUPPLY VOTE ELEMENTS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Associate Minister of Red Tape Reduction’s Office

Provides planning, coordination, administrative and strategic support to the Associate Minister of Red Tape Reduction.

1.3	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government, public service.

1.4	Strategic and Business Services

Provides strategic direction in financial and administrative policy, planning, compliance and reporting, strategic planning and policy and is responsible for coordinating reporting documents.

2	Budget Development and Reporting

Provide strategic financial services to develop, implement and report on government’s fiscal plan.

3	Fiscal Planning and Economic Analysis

Monitors and provides economic analysis of major issues influencing Alberta’s economy and economic development.

4	Investment, Treasury and Risk Management

4.1	Treasury Management

Provides investment policy advice as well as portfolio planning and evaluation for the investments of the General Revenue Fund and the government endowment funds.

4.2	Risk Management and Insurance

Identifies and analyzes risk through assessment of contracts, facilities, operations and exposures.

5	Office of the Controller

Responsible for developing and managing government accounting standards and financial management policies.

6	Tax and Revenue Management

6.1	Tax and Revenue Administration

Ensures compliance with provincial tax legislation, administering tax and related benefit programs under the responsibility of the ministry, and contributing to the development of tax policy within the province.

6.2	Border Community Competitiveness Program

Temporary grant program that provided eligible fuel dealers within the border City of Lloydminster with a grant that covers the difference in total fuel tax between Alberta and Saskatchewan.

7	Financial Sector and Pensions

7.1	Financial Sector Regulation and Policy

Responsible for the regulation and supervision of loan and trust corporations, financial institutions, insurance companies and registered private sector pension plans.

7.2	Automobile Insurance Rate Board

Responsible for regulating automobile insurance rating programs for private passenger vehicles for both basic and additional coverage in Alberta.

8	Provincial Bargaining Coordination Office

Responsible for implementing the Government of Alberta’s public sector bargaining strategy and developing bargaining mandates for all public sector employers funded by the provincial government.

9	Red Tape Reduction

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

Treasury Board and Finance	198

DESCRIPTION OF SUPPLY VOTE ELEMENTS … continued

10	Public Service Commission

10.1	Office of the Public Service Commissioner

Ensures Government of Alberta departments receive efficient and effective human resources services and administers

Alberta’s Public Service Act , the Code of Conduct and Ethics, collective bargaining and labour relations matters.

10.2	Public Service Communications and Engagement

Leads internal communications, employee engagement, and diversity and inclusion for the Alberta Public Service and leads external communications for the Public Service Commission.

10.3	Human Resources Service Delivery

Provides human resources services to all departments, including strategic advice, recruitment and operational support services to help department clients, and delivering learning and career development opportunities.

10.4	Labour and Employment Policy and Programs

Supports departments with employee health, safety, and wellness practices. Provides classification and compensation services and manages employee benefit programs, employment-related issue resolution, labour relations and collective bargaining.

10.5	Strategic Services and Public Agency Secretariat

Supports human resources policy development and analysis informed by workforce analytics and evidence. Promotes best practices in public agency board governance and leads centralized public agency board member recruitment.

10.6	Strategic Integration Branch

Provides strategic consultation, advisory and coordination services to support corporate services transformations, Public

Service Commission specific initiatives across the enterprise and business reviews and transformations.

11	Communications and Public Engagement

11.1	Communications and Public Engagement

The Government of Alberta’s full-service communications, public relations and marketing department.

11.2	Market Access

Represents spending related to national marketing campaigns, such as Keep Canada Working, public opinion research and related staffing costs.

12	Gaming

12.1	Gaming Research

Benefits gaming/gambling researchers, policy makers and problem gambling prevention and treatment counselors by enhancing the understanding of gaming, prevention mechanisms and treatment programs.

12.2	Horse Racing and Breeding Renewal Program

Benefits Horse Racing Alberta and race tracks throughout Alberta by supporting operating and capital cost of race tracks facilities, breed improvement initiatives and purse enhancements.

12.3	Bingo Associations

Benefits charities affiliated with the bingo associations offering electronic bingo and keno throughout the Province.

Funding is based on revenue generated from electronic bingo and keno.

13	School Construction Debenture Debt Servicing

Represents the interest paid on behalf of loans for school construction prior to 1993.

14	School Construction Debenture Principal Payment

Represents the principal repayment on behalf of loans for school construction prior to 1993.

15	Contingency and Disaster and Emergency Assistance

Upon approval by the Lieutenant Governor in Council, the minister may either spend or transfer all or a portion of this vote to another minister for public emergencies, disasters or unanticipated costs.

199	Treasury Board and Finance

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		1,017	1,120	1,209
1.2	Associate Minister of Red Tape Reduction’s Office		-	-	489
1.3	Deputy Minister’s Office		801	739	700
1.4	Strategic and Business Services		8,324	5,943	10,850
		Sub-total	10,142	7,802	13,248

2	Budget Development and Reporting		5,716	5,706	6,525

3	Fiscal Planning and Economic Analysis		6,183	6,307	6,285

4	Investment, Treasury and Risk Management
4.1	Treasury Management		11,576	11,266	11,458
4.2	Risk Management and Insurance		1,753	1,823	1,745
		Sub-total	13,329	13,089	13,203

5	Office of the Controller		6,574	6,835	8,045

6	Tax and Revenue Management
6.1	Tax and Revenue Administration		24,460	22,187	21,682
6.2	Border Community Competitiveness Program		5,000	4,724	1,000
		Sub-total	29,460	26,911	22,682

7	Financial Sector and Pensions
7.1	Financial Sector Regulation and Policy		5,533	5,601	5,514
7.2	Automobile Insurance Rate Board		1,477	1,378	1,375
		Sub-total	7,010	6,979	6,889

8	Provincial Bargaining Coordination Office		2,381	2,355	2,346

9	Red Tape Reduction		-	-	1,496

10	Public Service Commission
10.1	Office of the Public Service Commissioner		649	646	620
10.2	Public Service Communications and Engagement		1,659	1,622	1,615
10.3	Human Resources Service Delivery		26,288	24,201	24,096
10.4	Labour and Employment Policy and Programs		38,968	35,452	35,303
10.5	Strategic Services and Public Agency Secretariat		13,290	11,445	11,397
10.6	Strategic Integration Branch		826	826	1,000
		Sub-total	81,680	74,192	74,031

11	Communications and Public Engagement
11.1	Communications and Public Engagement		39,547	35,856	34,716
11.2	Market Access		-	29,261	-
		Sub-total	39,547	65,117	34,716

Treasury Board and Finance	200

EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)			Comparable
			2018-19	2018-19	2019-20
			Budget	Actual	Estimate
OPERATING EXPENSE... continued
12	Gaming
12.1	Gaming Research		1,600	1,504	1,600
12.2	Horse Racing and Breeding Renewal Program		36,000	35,012	42,000
12.3	Bingo Associations		6,200	7,171	6,900
		Sub-total	43,800	43,687	50,500
DEBT SERVICING
13	School Construction Debenture Debt Servicing		444	444	129

Total			246,266	259,424	240,095

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Strategic and Business Services		-	-	25

Total			-	-	25

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
DEBT REPAYMENT
14	School Construction Debenture Principal Payment		3,617	3,617	1,362

Total			3,617	3,617	1,362

CONTINGENCY AND DISASTER AND EMERGENCY ASSISTANCE
OPERATING EXPENSE
15	Contingency and Disaster and Emergency Assistance		-	-	680,000

Total			-	-	680,000

201	Treasury Board and Finance

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Interest Payments on Corporate Tax Refunds	17,000	8,080	17,000
Carbon Tax – Consumer Rebates	525,000	523,334	180,000
Teachers’ Pre-1992 Pensions - Payments	477,167	479,148	486,167
Public Sector Pension - Payments	71,249	70,274	71,249
Alberta Family Employment Tax Credit	152,698	158,931	160,624
Scientific Research and Experimental Development Tax Credit	79,000	65,501	50,000
Tax and Revenue Management	75	(76)	590
Management Fees	-	311	-
Debt Servicing
General Debt Servicing	1,142,580	1,153,847	1,343,317
Capital Debt Servicing	775,000	777,000	901,000
DEPARTMENT NON-CASH AMOUNTS
Operating Expense
Tax and Revenue Management	-	732	-
Grant for Concessionary Loan	12,195	12,196	11,009
Amortization
Financial Sector and Pensions	50	-	50
Public Service Commission	-	6	-
Communications and Public Engagement	-	11	-
Valuation Adjustments and Other Provisions
Change in Unfunded Pension Obligation	(149,000)	(40,809)	(226,000)
Vacation Liability
Ministry Support Services	500	222	500
Budget Development and Reporting	-	(91)	-
Tax and Revenue Management	500	(18)	500
Public Service Commission	-	582	-
Communications and Public Engagement	-	37	-
Corporate Income Tax Provision for Doubtful Accounts	15,000	(45,789)	15,000

Total	3,119,014	3,163,429	3,011,006

Treasury Board and Finance	202

AMOUNTS NOT REQUIRED TO BE VOTED … continued

FINANCIAL TRANSACTIONS

DEPARTMENT STATUTORY AMOUNTS
Loans and Advances
Agriculture Financial Services Corporation	406,000	300,000	500,000
Alberta Capital Finance Authority	3,760,000	4,000,000	2,615,000
Alberta Oil and Gas Orphan Abandonment and Reclamation Association	145,000	144,000	194,000
Alberta Petroleum Marketing Commission	675,000	712,000	986,000
Alberta School Foundation Fund	2,410,000	2,260,000	2,454,000
ATB Financial	3,000,000	1,932,000	1,900,000
Balancing Pool	810,000	829,000	335,000
Debt Repayment on behalf of:
Agriculture Financial Services Corporation	351,092	271,000	393,000
Alberta Capital Finance Authority	1,600,000	3,720,000	2,475,000
Alberta Oil and Gas Orphan Abandonment and Reclamation Association	5,556	50,000	144,000
Alberta Petroleum Marketing Commission	330,000	445,000	712,000
Alberta Social Housing Corporation	3,695	4,000	4,000
ATB Financial	500,000	2,974,000	1,572,000
Balancing Pool	650,000	804,000	329,000
Debentures and Term Notes	500,000	500,000	-

Total	15,146,343	18,945,000	14,613,000

203	Treasury Board and Finance

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2019-20 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2019-20
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	13,248	500	-	(211)	13,537
Budget Development and Reporting	6,525	-	-	-	6,525
Fiscal Planning and Economic Analysis	6,285	-	-	-	6,285
Investment, Treasury and Risk Management	13,203	11,009	1,716,567	(1,191,530)	549,249
Office of the Controller	8,045	-	-	-	8,045
Tax and Revenue Management	22,682	18,090	-	-	40,772
Financial Sector and Pensions	6,889	71,299	106,063	(35)	184,216
Provincial Bargaining Coordination Office	2,346	-	-	-	2,346
Red Tape Reduction	1,496	-	-	-	1,496
Public Service Commission	74,031	-	-	(2,000)	72,031
Communications and Public Engagement	34,716	-	-	-	34,716
Gaming	50,500	-	-	-	50,500
Carbon Tax - Consumer Rebates	-	180,000	-	-	180,000
Teachers’ Pre-1992 Pensions - Payments	-	486,167	-	-	486,167
Alberta Family Employment Tax Credit	-	160,624	-	-	160,624
Scientific Research and Experimental Development	-	50,000	-	-	50,000
Tax Credits
Corporate Income Tax Allowance Provision	-	15,000	-	-	15,000
General Debt Servicing	129	1,343,317	359,251	(470,258)	1,232,439
Capital Debt Servicing	-	901,000	-	-	901,000
Change in Unfunded Pension Obligation	-	(226,000)	-	-	(226,000)
Total	240,095	3,011,006	2,181,881	(1,664,034)	3,768,948

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25
Investment, Treasury and Risk Management	-	-	19,736	-	19,736
Financial Sector and Pensions	-	-	4,407	-	4,407
Total	25	-	24,143	-	24,168

Treasury Board and Finance	204

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE … continued
RECONCILIATION BY TYPE OF SPENDING
(thousands of dollars)
		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2019-20
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Operating expense	239,966	992,639	1,798,628	(1,193,776)	1,837,457
Amortization / loss on disposal	-	50	24,002	-	24,052
Debt servicing costs - general	129	1,343,317	359,251	(470,258)	1,232,439
Debt servicing costs - Capital Plan	-	901,000	-	-	901,000
Pension provisions	-	(226,000)	-	-	(226,000)
Total	240,095	3,011,006	2,181,881	(1,664,034)	3,768,948

CAPITAL INVESTMENT	25	-	24,143	-	24,168

CONTINGENCY AND DISASTER AND EMERGENCY ASSISTANCE	680,000	-	-	-	680,000

205	Treasury Board and Finance

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
REVENUE

Personal Income Tax	11,387,106	11,874,376	11,990,000
Corporate Income Tax	4,550,752	4,872,828	4,177,000
Other Taxes	4,428,460	4,322,843	3,244,000
Transfers from Government of Canada	1,661,708	1,638,851	1,962,000
Investment Income	2,605,114	2,015,461	2,264,145
Net Income from Commercial Operations	2,497,152	2,432,631	2,379,436
Premiums, Fees and Licences	178,212	171,752	160,811
Other Revenue	430,214	503,901	446,635
Ministry Total	27,738,718	27,832,643	26,624,027

Inter-Ministry Consolidations	(170,582)	(189,838)	(197,178)
Consolidated Total	27,568,136	27,642,805	26,426,849

EXPENSE
Ministry Support Services	10,433	8,024	13,539
Budget Development and Reporting	5,716	5,615	6,525
Fiscal Planning and Economic Analysis	6,183	6,307	6,285
Investment, Treasury and Risk Management	700,078	784,392	705,240
Office of the Controller	6,574	6,835	8,045
Tax and Revenue Management	47,035	35,629	40,772
Financial Sector and Pensions	190,285	185,469	184,216
Provincial Bargaining Coordination Office	2,381	2,355	2,346
Red Tape Reduction	-	-	1,496
Public Service Commission	81,680	74,780	74,031
Communications and Public Engagement	39,547	65,165	34,716
Gaming	43,800	43,687	50,500
Carbon Tax - Consumer Rebates	525,000	523,334	180,000
Teachers’ Pre-1992 Pensions - Payments	477,167	479,148	486,167
Alberta Family Employment Tax Credit	152,698	158,931	160,624
Scientific Research and Experimental Development Tax Credits	79,000	65,501	50,000
Corporate Income Tax Allowance Provision	15,000	(45,789)	15,000
General Debt Servicing	1,074,024	1,087,276	1,274,446
Capital Debt Servicing	775,000	777,000	901,000
Change in Unfunded Pension Obligation	(149,000)	(40,809)	(226,000)
Contingency and Disaster and Emergency Assistance	-	-	680,000
Ministry Total	4,082,601	4,222,850	4,648,948
Inter-Ministry Consolidations	(199,860)	(207,648)	(200,000)
Consolidated Total	3,882,741	4,015,202	4,448,948

Net Operating Result	23,685,395	23,627,603	21,977,901

Treasury Board and Finance	206

MINISTRY FINANCIAL STATEMENTS … continued
CHANGE IN CAPITAL ASSETS
(thousands of dollars)	Comparable
	2018-19	2018-19	2019-20
	Budget	Actual	Estimate
INVESTMENT

Ministry Support Services	-	-	25
Investment, Treasury and Risk Management	14,468	12,160	19,736
Financial Sector and Pensions	3,317	1,801	4,407
Consolidated Total	17,785	13,961	24,168

AMORTIZATION	(21,948)	(21,759)	(24,052)
Change in Capital Assets Total	(4,163)	(7,798)	116

207	Treasury Board and Finance